    As filed with the Securities and Exchange Commission on November 4, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-4815

                               Ultra Series Funds
                            5910 Mineral Point Road
                               Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                             Kevin S. Thompson, Esq.
                     Vice President, Deputy General Counsel
                               CUNA Mutual Group
                            5910 Mineral Point Road
                               Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                     --------------------------------------

Date of Fiscal Year End: December 31, 2004

Date of Reporting Period: December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 on December 31, 2004 appears beginning on the following page.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
ULTRA SERIES FUND

FUND PERFORMANCE REVIEWS
              Bond Fund ...........................................     4
              High Income Fund ....................................     6
              Balanced Fund .......................................     8
              Growth and Income Stock Fund ........................    10
              Capital Appreciation Stock Fund .....................    12
              Mid-Cap Stock Fund ..................................    14
              Multi-Cap Growth Stock Fund .........................    16
              Global Securities Fund ..............................    18
              International Stock Fund ............................    20

PORTFOLIOS OF INVESTMENTS
              Money Market Fund ...................................    22
              Bond Fund ...........................................    23
              High Income Fund ....................................    27
              Balanced Fund .......................................    36
              Growth and Income Stock Fund ........................    40
              Capital Appreciation Stock Fund .....................    42
              Mid-Cap Stock Fund ..................................    44
              Multi-Cap Growth Stock Fund .........................    46
              Global Securities Fund ..............................    48
              International Stock Fund ............................    51

FINANCIAL STATEMENTS
              Statements of Assets and Liabilities ................    56
              Statements of Operations ............................    58
              Statements of Changes in Net Assets .................    60
              Financial Highlights ................................    64

NOTES TO FINANCIAL STATEMENTS .....................................    69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........    76

OTHER INFORMATION .................................................    77

TRUSTEES AND OFFICERS .............................................    79

  2                           LETTER TO SHAREHOLDERS

      Dear Investor:

      The year 2004 had to be a pleasant surprise for most investors. Returns from the major asset categories were significantly lower than in the prior year, but significantly higher than most were expecting.

      As the year began, many measures of U.S. and world economic activity were peaking and beginning to fade. Corporate profit margins were vulnerable to increasing costs and competition. At the same time, inflationary pressures appeared to be building, so mid-year the Federal Reserve began a campaign to gradually increase interest rates. Oil prices rose at an accelerating rate as the year progressed, and the investment markets suffered from additional concerns about the war and terrorism, the election outcome, and the impact China might have on our economy.

      Stocks bottomed in August, however, as corporate earnings appeared to be holding up better than many had feared. And, in the fourth quarter, the alleviation of election uncertainty, a break in oil prices, and unexpectedly calm interest rate markets helped stocks to notch their first back-to-back annual gains since 1999.

      The attached Annual Report summarizes how each of the Ultra Series Funds performed in this environment of very modest increases in interest rates and stock returns generally in the teens. These 2004 results provide yet another good reminder of how important it is to stay with a long-term investment program even when there are concerns on the horizon. Said another way, it has rarely paid for long-term investors to bet against the U.S. economy by abandoning stock and bond investments for the relative security of short-term investments.

      We are saddened to report the loss of a good friend and outstanding director for the Ultra Series Funds. Tom Watt died this past September after a valiant battle with cancer, leaving a legacy of shareholder advocacy, charitable giving and strong community and business leadership. More importantly, he left behind a loving family who cherished his companionship and guidance as husband, father and grandfather. He will be missed by all of us.

      Richard Struthers, an individual with direct involvement in the asset management business who is also an attorney with extensive experience in investment regulatory issues, was elected to the Board by the independent directors to succeed Tom. This reflects the Board's commitment to assure continuing capable representation of shareholders.

      As another year draws to a close, we thank you once again for your confidence and trust, and remain committed to your long-term investment success.

Sincerely,

/s/Lawrence R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

                        (Not part of the Annual Report.)

         SUMMARY OF ECONOMIC AND FINANCIAL MARKET CONDITIONS                  3

U.S. ECONOMY

The U.S. economy grew at a healthy rate in 2004, modestly exceeding what is believed to be its long-term potential growth rate of 3.5% per year. It was firing on all cylinders as the year began. Strong post-holiday retail sales and a burst of corporate capital spending on information technology drove growth well above a 4% annual rate for several months and brought the first strong labor market gains of this economic cycle. However, growth was soon tempered by a surge in oil prices and uncertainties over the effects of a newly announced campaign of monetary tightening by the U.S. Federal Reserve (the "Fed"). Consumers, and particularly lower-income consumers, cut back on spending as gasoline costs took a larger share of their household budgets. Even though corporations kept spending, the consumer "soft spot" pulled growth down to a 3.3% annual rate in the second quarter. The economy re-accelerated in mid-summer as corporations shifted their spending towards vehicles, heavy equipment, and machinery and a bond market rally pushed mortgage rates down, fueling robust home-price appreciation and renewed consumer spending. Despite another wave of higher energy prices, the economy continued to grow strongly in the fourth quarter with only scattered signs of strain emerging: slower job creation, home-price volatility, and stagnant spending by lower-income consumers.

U.S. STOCKS

Stock returns were good during the period as low interest rates, low inflation, and solid economic growth provided a favorable environment for corporate earnings. Smaller was better, with the S&P 500 Index of large-cap stocks returning 10.88% for the period while the Russell(R) 2000 Index of small-cap stocks returned 18.33%. Smaller companies took advantage of low interest rates to restructure and boost profit margins. Smaller stocks had "fallen behind" large stocks after a period of under-performance in the late 1990s, and part of their out-performance during the period was likely due to market participants adjusting for their under-valuation. Growth out-performed value early in the year as market participants responded enthusiastically to the resurgence in corporate spending on information technology. Later, value out-performed growth as "old economy" manufacturers took the lead and smaller and more distressed companies were able to reorganize and return to profitability. The biggest stock market gains of the year happened in November and December after uncertainties surrounding the presidential election were removed and oil prices declined, and growth again out-performed.

U.S. BONDS

Bonds under-performed stocks, but bond returns still generally out-paced inflation. As had been the case during the previous annual reporting period, riskier bonds out-performed. The Merrill Lynch U.S. Domestic Master Index of investment grade bonds returned 4.34%, while the Lehman Brothers High Yield Bond Index returned 11.13%. A mild inflation scare in the spring of 2004 drove bond prices down as market participants feared an aggressive campaign of monetary tightening by the Fed. The Fed did indeed raise short-term interest rates in five quarterpoint increments over the summer and fall, but inflationary fears subsided and market participants came to believe that short-term rates would only rise gradually going forward. Shorter-term bond yields rose along with the Fed's moves, but longer-term yields stayed essentially the same or even fell.

INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS

Globally, China confirmed itself in the role it assumed in 2003 as the most dynamic if not yet the most powerful force in the world economy. Its rapid growth was the major cause of a great surge in oil and commodity prices, and its decision to cool its overheating economy sent tremors through global equity markets in March. The whole east Asian economic sphere benefited from China's 9%+ economic growth, with Australia booming and even moribund Japan moving closer to escaping from the deflationary spiral that has gripped it for a decade. Things were slow in Europe, particularly after a rising euro cut into exports, but the world's overall economic growth in 2004 was the strongest in five years. Emerging markets stocks were the strongest performers, but both Europe and Japan also rose on the year. Returns for U.S. investors were enhanced by the decline in the relative value of the U.S. dollar.

                        (Not part of the Annual Report.)

  4                           FUND PERFORMANCE REVIEW

                                   Bond Fund

INVESTMENT OBJECTIVE

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors'portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities or other securities which, although not rated by a national rating service, are considered by the fund's investment advisor to have an investment quality equivalent to the four highest categories. The Bond Fund maintains an intermediate (typically 3-6 year) average portfolio duration. As a general rule, a portfolio consisting of debt, mortgage-related and asset-backed securities experiences a decrease in principal value when interest rates increase. The extent of the decrease in principal value may be affected by the fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. "Effective duration" takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, securities with longer durations are more price-sensitive than those with shorter durations. Commonly, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. Under normal circumstances, the fund invests at least 80% of its assets in investment grade securities. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations; and

- U.S.GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

To the extent permitted by law and available in the market, the fund will also invest in: 1) asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions or other financial institutions; and 2) foreign government debt securities (securities issued or guaranteed by a foreign government or its agencies or instrumentalities).

2004 RETURNS

Ultra Series Bond Fund (net of fees and expenses)       3.36%
Merrill Lynch U.S. Domestic Master Index                4.34%

Bonds had a difficult April as market participants were confronted by economic data showing rising inflationary pressures and began to price in an aggressive campaign of monetary tightening by the Fed. Lower-quality and corporate bonds under-performed during the sell-off in fixed income markets that ensued. However, bond markets recovered as inflationary pressures appeared to ease and market participants found it easier to take the Fed at its word that it planned a "measured" series of hikes in short-term interest rates. For the full period, lower-quality bonds out-performed higher-quality bonds, as they have for nearly two years now.

The fund performed well on a relative basis during the April sell-off, and its performance has improved versus peers and indexes over last year. The fund benefited from a strategic decision to modestly extend the duration of the portfolio, as management was able to purchase some attractively-valued securities at a time when market participants were attracted to shorter-duration, less interest rate-sensitive bonds.

Management believes that the widely expected gradually rising short-term interest rates and an end to the long period of out-performance by lower-quality bonds will favor the fund's focus on intermediate-duration, higher-quality securities. Even in a period of rising interest rates, coupon income and the fund's investments in new securities as yields grow can offset declines in bond prices. Management believes that the fund will continue to ably perform its role in a diversified portfolio -- providing current income and diversification for riskier investments such as stocks.

The fund will continue to be managed to provide current income, and to diversify portfolios that contain stocks or stock mutual funds. It is an intermediate-term bond fund, managed with the goal of providing stable returns while limiting interest rate risk.

MEMBERS Capital Advisors'Fixed Income
   Portfolio Management Team Advisor

                                                 ANNUAL REPORT DECEMBER 31, 2004

                            FUND PERFORMANCE REVIEW                          5

                                   Bond Fund

        BOND FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                                  12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000

Bond Fund                         $   10,000   $   11,638   $   11,967   $   21,859   $   13,657   $   13,756   $   14,872
     Lehman Brothers
         Intermediate
         Government/Credit
         Bond Index               $   10,000   $   11,533   $   12,000   $   12,944   $   14,037   $   14,091   $   15,516
     Merrill Lynch U.S.
         Domestic Master
         Index                    $   10,000   $   11,852   $   12,277   $   13,463   $   14,657   $   14,517   $   16,219

                                  12/31/2001   12/31/2002   12/31/2003   12/31/2004

Bond Fund                         $   16,109   $   17,486   $   18,019   $   18,625
     Lehman Brothers
         Intermediate
         Government/Credit
         Bond Index               $   16,907   $   18,570   $   19,370   $   19,960
     Merrill Lynch U.S.
         Domestic Master
         Index                    $   17,569   $   19,398   $   20,197   $   21,074

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 ASSET ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

                     AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------
                                                            One       Three     Five       Ten
                                                            Year      Years     Years     Years
                                                            ----      -----     -----     -----

Bond Fund                                                   3.36%     4.96%     6.25%     6.42%
Lehman Brothers Intermediate Government/Credit Bond Index   3.04      5.69      7.21      7.16
Merrill Lynch U.S. Domestic Master Index                    4.34      6.25      7.73      7.73

ANNUAL REPORT DECEMBER 31, 2004

   6                         FUND PERFORMANCE REVIEW

                                High Income Fund

INVESTMENT OBJECTIVE

The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Massachusetts Financial Services ("MFS") was the only subadvisor used by MEMBERS Capital Advisors to manage the assets of the fund for the year ended December 31, 2004.

PRINCIPAL INVESTMENT STRATEGIES

The High Income Fund invests primarily in lowerrated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities in which the fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

The fund may also invest up to 25% of its assets in high-yielding foreign securities, including emerging market securities.

2004 RETURNS

Ultra Series High Income Fund (net of fees and expenses)           8.92%
Lehman Brothers High Yield Bond Index                             11.13%

The high-yield bond market began the period with strong performance as cash continued to flow into the sector. However, mixed economic data and a large new issue calendar appeared, in our view, to dampen market enthusiasm in the early part of the year, while rising short-term interest rates applied further pressure on the market during the last six months.

The portfolio's underweighted position in the most speculative sectors of the high-yield market hurt the portfolio's relative performance against its benchmark, especially in the first half of the year as prices of "CCC"- rated debt rose amid expectations the economy was improving. Among individual holdings, Dobson Communications and Packaging Corporation of America detracted from results when prices of their bonds fell as the companies experienced deteriorating fundamentals and declines in earnings.

The portfolio's overweighted position in the debt of commodity chemical companies helped relative returns as some selected names benefited from improving world economies. Attractive supply-demand dynamics, which boosted earnings and cash flow, helped these companies to decrease leverage. The portfolio's position in chemical companies Rhodia and Resolution Performance Products boosted relative returns. Individual holdings of cable companies and broadcasters also boosted results. The portfolio benefited from price increases in the debt of Yellow Pages publisher Dex Media, as the market value of those franchises rose during the year.

MEMBERS Capital Advisors' Fixed Income
  Portfolio Management Team -- Advisor
  Massachusetts Financial Services -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2004

                            FUND PERFORMANCE REVIEW                         7

                                High Income Fund

    HIGH INCOME FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (1)



                                  12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000

High Income Fund                                                                      10/31-12/31  $   10,000   $    9,997
     Lehman Brothers High
         Yield Bond Index                                                                          $   10,000   $    9,789

                                  12/31/2001   12/31/2002   12/31/2003   12/31/2004

High Income Fund                  $   10,342   $   10,659   $   12,627   $   13,753
     Lehman Brothers High
         Yield Bond Index         $   10,306   $   10,161   $   13,105   $   14,564


(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

              SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
Energy                                                                  11%
U.S. Government and Agency Obligations                                   9%
Communication                                                            7%
Industrials                                                              7%
Recreation                                                               7%
Telecommunications                                                       7%
Media                                                                    6%
Basic Materials                                                          5%
Containers & Packaging                                                   4%
Utilities                                                                4%
Chemicals and Drugs                                                      3%
Health Care Services                                                     3%
Retail                                                                   3%
Building and Construction                                                2%
Consumer Services                                                        2%
Consumer Staples                                                         2%
Finance                                                                  2%
Metals and Mining                                                        2%
Pipeline                                                                 2%
Cash and Other Net Assets                                                2%
Asset Backed                                                             1%
Commercial Mortgage Backed                                               1%
Aerospace/Defense                                                        1%
Consumer Cyclicals                                                       1%
Durable Goods                                                            1%
Machinery                                                                1%
Technology                                                               1%
Transportation                                                           1%
Waste Disposal                                                           1%
Foreign Government and Agency                                            1%
Obligations
Printing                                                                 0%*
REITS                                                                    0%*
Schools                                                                  0%*

*Rounds to 0%.

           AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2004
-----------------------------------------------------------------------------
                                                    One            Three            Since
                                                    Year           Years          Inception (2)
                                                   -----           -----          -------------
High Income Fund                                    8.92%           9.97%             7.94%

Lehman Brothers High Yield Bond Index              11.13           12.22              9.44

(2)   Returns are form inception, October 31, 2000.

ANNUAL REPORT DECEMBER 31, 2004

  8                          FUND PERFORMANCE REVIEW

                                 Balanced Fund

INVESTMENT OBJECTIVE

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Stock and Growth and Income Stock Funds invest, the same types of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Money Market Fund invests.

2004 RETURNS

Ultra Series Balanced Fund (net of fees and expenses)     8.34%
Russell 1000(R) Index                                    11.40%
Merrill Lynch U.S. Domestic Master Index                  4.34%

Performance of the stock component of the fund versus the Russell 1000(R) Index was positively affected by an overweight in the energy sector and an underweight in the health care sector. Performance was primarily hurt by stock selection in the health care sector, where holdings Pfizer and IMS lagged the overall performance of the sector. Stock selection in the information technology sector was a significant positive contributor to performance, as Autodesk rose after posting consistently strong earnings, Motorola gained market share in the highly-competitive market for cellular telephones, and IT services provider Computer Sciences significantly out-performed its sub-sector. Performance was also helped by stock selection in the consumer discretionary sector as Carnival appreciated after cruise bookings and profits exceeded consensus expectations, and McDonald's appreciated as its operating results improved.

Performance in the bond component of the fund was helped by a strategic decision to modestly extend the duration of the portfolio, as management was able to purchase some attractively-valued securities at a time when market participants were drawn to shorter-duration, less interest-rate sensitive bonds. Performance was hurt by the fixed-income portfolio's conservative posture with respect to credit quality, since riskier bonds, helped by accommodative monetary policy from the Fed, out-performed in 2004.

Management gradually and moderately increased the fund's allocation to equities for strategic reasons during the period, although it generally will maintain a conservative posture in regard to security selection in both equity and fixed-income markets. Management's objective continues to be to manage the fund as a "core" investment providing both income and capital appreciation via a broadly diversified array of stocks, bonds, and money market instruments.

MEMBERS Capital Advisors' Common Stock and Fixed Income
 Portfolio Management Teams -- Advisor

                                                 ANNUAL REPORT DECEMBER 31, 2004

                            FUND PERFORMANCE REVIEW                          9

                                 Balanced Fund

     BALANCED FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (1)

                                  12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000

Balanced Fund                     $   10,000   $   12,108   $   13,412   $   15,675   $   17,776   $   20,352   $   21,136
     Blended Synthetic Index      $   10,000   $   12,332   $   13,877   $   16,454   $   19,295   $   21,252   $   21,410
     Merrill Lynch U.S.
         Domestic Master Index    $   10,000   $   11,852   $   12,277   $   13,463   $   14,657   $   14,517   $   16,219
     Russell 1000 Index           $   10,000   $   13,777   $   16,869   $   22,411   $   28,467   $   34,420   $   31,739


                                  12/31/2001   12/31/2002   12/31/2003   12/31/2004

Balanced Fund                     $   20,488   $   18,207   $   21,269   $   23,043
     Blended Synthetic Index      $   21,180   $   19,841   $   22,690   $   24,167
     Merrill Lynch U.S.
         Domestic Master Index    $   17,569   $   19,398   $   20,197   $   21,074
     Russell 1000 Index           $   27,788   $   21,771   $   28,279   $   31,503


(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 ASSET ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

            AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31,2004
----------------------------------------------------------------------------

                                             One      Three     Five         Ten
                                             Year     Years     Years       Years
                                             ----     -----     -----       -----
Balanced Fund                                8.34%     3.99%     2.52%       8.71%

Blended Synthetic Index                      6.30      4.43      2.57        9.21

Merrill Lynch U.S. Domestic Master Index     4.34      6.25      7.73        7.73

Russell 1000(R) Index                       11.40      4.27     -1.76       12.16

ANNUAL REPORT DECEMBER 31, 2004

   10                       FUND PERFORMANCE REVIEW

                          Groth And Income Stock Fund

INVESTMENT OBJECTIVE

The Growth and Income Stock Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Growth and Income Stock Fund will focus on stocks of larger companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives.

The fund generally follows what is known as a "value" approach, which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented stocks are favored by investors.

2004 RETURNS

Ultra Series Growth and Income Stock Fund
  (net of fees and expenses)                       12.43%
Russell 1000(R) Value Index                        16.49%

The fund's performance versus the Russell 1000(R) Value Index was hurt by overweights in the health care and information technology sectors. Performance was helped by stock selection in the consumer discretionary sector as management's decision to purchase shares of McDonalds and Target when they appeared to be losing ground to competitors, was rewarded when both companies posted improved results. Performance was hurt by stock selection in the utilities sector, as the fund's holdings in Ameren, Consolidated Edison, FPL Group, and Progress Energy -- all more conservative, regulated utilities -- underperformed in the sector. Atrisk, unregulated utilities out-performed during the early part of the period as market participants decided that they had overestimated the risks inherent in these shares and bid prices up. This out-performance persisted later in the period as market participants came to believe that interest rates would rise less rapidly than they had expected and higher-yielding utilities saw considerable buying interest.

Management currently sees good value in some "higher quality" stocks, which tend to represent industry leaders with solid track records of earnings growth and healthier balance sheets than possessed by many "deep value" stocks. Management believes that the exceptional returns that riskier "deep value" and speculative growth shares provided during 2003, have resulted in an undervaluing of a number of these stocks.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor

                                                 ANNUAL REPORT DECEMBER 31, 2004

                            FUND PERFORMANCE REVIEW                        11

                          Growth And Income Stock Fund

GROWTH AND INCOME STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                                      (1)

                                  12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000

Growth and Income Stock Fund      $   10,000   $   13,175   $   16,244   $   21,127   $   24,917   $   29,390   $   29,630
     S&P 500 Index                $   10,000   $   13,755   $   16,911   $   22,552   $   28,997   $   35,099   $   31,904
     Russell 1000 Value Index     $   10,000   $   13,836   $   16,830   $   22,751   $   26,307   $   28,240   $   30,221

                                  12/31/2001   12/31/2002   12/31/2003   12/31/2004

Growth and Income Stock Fund      $   26,458   $   20,757   $   26,130   $   29,378
     S&P 500 Index                $   28,118   $   21,905   $   28,190   $   31,256
     Russell 1000 Value Index     $   28,532   $   24,103   $   31,341   $   36,511


(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2004
---------------------------------------------------------------------------------------
                                        One           Three         Five          Ten
                                       Year           Years         Years        Years
                                       -----          -----         -----        -----
Growth and Income Stock Fund           12.43%          3.55%        -0.01%       11.38%

S&P 500 Index                          10.88           3.59         -2.30        12.07

Russell 1000(R) Value Index            16.49           8.57          5.27        13.82

ANNUAL REPORT DECEMBER 31, 2004

   12                       FUND PERFORMANCE REVIEW

                        Capital Appreciation Stock Fund

INVESTMENT OBJECTIVE

The Capital Appreciation Stock Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Capital Appreciation Stock Fund invests primarily in common stocks and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have both low market prices relative to their perceived intrinsic value and growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is referred to as a "core" or "blend" approach. Relative to the Growth and Income Stock Fund, the Capital Appreciation Stock Fund will seek more earnings growth capability in the stocks it purchases, and will include some smaller, less developed companies and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries, but may often be less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

2004 RETURNS

Ultra Series Capital Appreciation Stock Fund
    (net of fees and expenses)                               8.94%
Russell 1000(R) Index                                       11.40%

Fund performance versus the Russell(R) 1000 Index was helped by an overweight in the energy and industrial sectors, and hurt by an underweight in the utilities sector. Performance was helped by stock selection in the information technology sector as market participants rewarded computer-aided design software provider Autodesk for posting consistent earnings growth. Stock selection hurt performance in the financial and health care sectors. The fund's holdings in insurance stocks detracted from returns as the industry was affected by regulatory investigations. In health care, Pfizer and IMS underperformed as the pharmaceutical industry was hit with patent and product recall issues.

Management is currently maintaining an overweight in the energy sector, believing that demand for fossil fuels will tend to exceed production capacity for the foreseeable future. Management continues to seek shares of companies with attractive growth prospects which it believes are being under-valued by market participants due to transitory factors with the goal of achieving long-term capital appreciation for the fund's investors.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor

                                                 ANNUAL REPORT DECEMBER 31, 2004

                            FUND PERFORMANCE REVIEW                        13

                        Capital Appreciation Stocks Fund

    CAPITAL APPRECIATION STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000
                                 INVESTMENT (1)

                                  12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000

Capital Appreciation Stock Fund   $   10,000   $   13,705   $   15,878   $   20,718   $   25,259   $   31,622   $   32,976
     S&P SuperComposite 1500
         Index                    $   10,000   $   13,652   $   16,711   $   22,215   $   28,075   $   33,760   $   31,410
     Russell 1000 Index           $   10,000   $   13,777   $   16,869   $   22,411   $   28,467   $   34,420   $   31,739

                                  12/31/2001   12/31/2002   12/31/2003   12/31/2004

Capital Appreciation Stock Fund   $   29,972   $   20,558   $   26,546   $   28,919
     S&P SuperComposite 1500
         Index                    $   28,067   $   22,088   $   28,619   $   31,989
     Russell 1000 Index           $   27,788   $   21,771   $   28,279   $   31,503


(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                   [PIE CHART]

                AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31,2004
------------------------------------------------------------------------------------------------
                                        One                 Three          Five             Ten
                                        Year                Years          Years           Years
                                        -----               -----          -----           -----
Capital Appreciation Stock Fund          8.94%              -1.18%         -1.77%          11.20%

S&P SuperComposite 1500 Index           11.78                4.46          -1.07           12.33

Russell 1000(R) Index                   11.40                4.27          -1.76           12.16

ANNUAL REPORT DECEMBER 31, 2004

  14                        FUND PERFORMANCE REVIEW

                              Mid - Cap Stock Fund

INVESTMENT OBJECTIVE

The Mid-Cap Stock Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The Mid-Cap Stock Fund invests primarily in common stocks of midsize and smaller companies. However, the fund will not automatically sell a stock just because the company's market capitalization has either grown or fallen, and such positions may be increased through additional purchases.

The fund seeks midsize and smaller stocks that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income Stock and Capital Appreciation Stock Funds, the Mid-Cap Stock Fund includes smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.

The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

2004 RETURNS

Ultra Series Mid-Cap Stock Fund
  (net of fees and expenses)                              15.86%
Russell Midcap(R) Value Index                             23.71%

Fund performance versus the Russell Midcap(R) Value Index was helped by overweights in the energy and industrials sectors, but hurt by an underweight in the utilities sector.

Fund performance was helped by stock selection in the health care sector, where medical device maker Apogent Technologies performed strongly and Biogen shares appreciated in price due to a merger. Performance was hurt by stock selection in the consumer discretionary sector where holdings Talbots, Linens 'N Things, Belo, and Ethan Allen underperformed their sector. Performance was also hurt by stock selection in the information technology sector where LSI, Intersil, and Synopsys disappointed.

Shares of financially distressed and troubled companies -- so-called "deep value" stocks -- were the strongest performers in the mid-cap space during the period as these companies were able to take advantage of higher-than-expected earnings and an exceptionally low cost of capital to refinance, restructure, and shore up their balance sheets. Management tends to avoid the riskiest shares in the mid-cap universe, which can lead to periods of under-performance versus its peer funds (many of which devote a significant portion of their portfolios to "deep value" stocks) and versus value indexes such as the Russell Midcap(R) Value Index (which can contain many such stocks).

MEMBERS Capital Advisors' Common Stock
 Portfolio Management Team -- Advisor
Wellington Management Company, LLP -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2004

                            FUND PERFORMANCE REVIEW                        15

                              MID - CAP STOCK FUND

  MID - CAP STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10, 000 INVESTMENT(1)


                                  12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000

Mid-Cap Stock Fund                                                                    $   10,000   $   11,368   $   14,079
     S&P MidCap 400 Index                                                             $   10,000   $   11,178   $   13,136
     Russell MidCap Value
         Index                                                                        $   10,000   $    9,418   $   11,224

                                  12/31/2001   12/31/2002   12/31/2003   12/31/2004

Mid-Cap Stock Fund                $   15,651   $   12,926   $   16,961   $   19,650
     S&P MidCap 400 Index         $   13,057   $   11,161   $   15,136   $   17,632
     Russell MidCap Value
         Index                    $   11,486   $   10,378   $   14,328   $   17,725



(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31,2004
-------------------------------------------------------------------------------------
                                      One         Three       Five          Since
                                      Year        Years       Years       Inception(2)
                                      ----        -----       -----       -----------
Mid-Cap Stock Fund                    15.86%       7.88%      11.57%        12.65%

S&P MidCap 400 Index                  16.48       10.53        9.54         10.51

Russell Midcap (R) Value Index        23.71       15.56       13.48         10.61

(2) Returns are from inception, May 1, 1999.

ANNUAL REPORT DECEMBER 31, 2004

  16                        FUND PERFORMANCE REVIEW

                         Multi - Cap Growth Stock Fund

INVESTMENT OBJECTIVE

The Multi-Cap Growth Stock Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The Multi-Cap Growth Stock Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund is managed by a team of portfolio managers of the subadvisor, each with expertise in a specific range of the market capitalization spectrum. Each of the portfolio managers has a distinct sub-portfolio that is focused on the manager's area of market capitalization expertise. Typically, between 60% and 90% of the fund will be invested in large capitalization companies (generally over $12 billion of market capitalization). The subadvisor may invest up to 25% of the fund in mid capitalization companies (generally between $2 billion and $12 billion of market capitalization) and up to 20% in small capitalization companies (generally under $2 billion of market capitalization). The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

- early in their life cycle, but have the potential to become much larger enterprises.

2004 RETURNS

Ultra Series Multi-Cap Growth Stock Fund
 net of fees and expenses)                                  13.41%
Russell 3000(R) Growth Index                                 6.93%

Favorable stock selection produced positive benchmark-relative returns during the twelve-month period. Stock selection was strongest within the information technology, financials, consumer discretionary and industrials sectors, offseting weaker stock selection in the health care sector. Stock selection also offset the negative impact of the fund's sector allocations relative to the benchmark. Specifically, the fund's overweight position in the Information Technology sector and underweight position in the consumer disctretionary sector detracted from benchmark-relative returns.

Key individual contributors to performance were Research in Motion (technology hardware & equipment), Yahoo! (software & services), and eBay (retailing). Research in Motion, which designs, manufactures and markets devices that facilitate wireless communications, rose sharply in recognition of continued strong growth in subscribers, better than expected earnings, and elevated guidance. Shares of Yahoo! appreciated on favorable trends for online advertising and paid search. Lastly, eBay extended its upward march on growth of listings, international expansion and PayPal growth.

Positive results were partially offset by KLA-Tencor (semiconductors & semiconductor equipment), AstraZeneca (pharmaceuticals & biotechnology) and Eli Lilly (pharmaceuticals & biotechnology). KLA-Tencor shares declined along with other semiconductor-related companies on concerns of a slowing semiconductor cycle and across-the-board announcements of lower revenue guidance. AstraZeneca was weighed down by concerns regarding the safety profile of cholesterol fighting drug, Crestor, and a potential shortcoming in its non-small cell lung cancer drug, Iressa. Shares of Eli Lilly reacted negatively to slowing Zyprexa sales.

As 2005 begins, the fund's managers forecast a moderation in global economic activity in 2005, albeit back to levels close to the long-term average world GDP growth. The monetary and fiscal policy stance is currently becoming less accommodative, which is likely to dampen the U.S. expansion in 2005 and beyond. It appears the Federal Reserve Bank will maintain its policy of measured rate increases to ward off a further pick up in inflation. The fiscal stimulus for consumers ended with the tax refund season last spring, while sizeable depreciation allowances for business investments expired at the end of 2004. The overall fiscal policy stance may therefore be less generous in 2005, but we expect U.S. multinational corporations to spend some of the extraordinary amounts of excess cash on their balance sheets.

From a corporate standpoint, profits continue to grow at a solid rate and a weak dollar has helped improve the competitive position of companies. Many companies already have a strong fiscal position, and with the U.S. Government finally allowing the repatriation of foreign cash balances, corporations should increase spending in 2005.

As of the end of the annual period, the fund was positioned with an overweight relative to the benchmark within the information technology, industrials and financials sectors. The fund's bottom-up investment process has also resulted in lower-than-benchmark allocations to consumer staples and health care.

MEMBERS Capital Advisors' Common Stock
  Management Team -- Advisor
  Wellington Management Company, LLP -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2004

                            FUND PERFORMANCE REVIEW                         17

                         Multi - Cap Growth Stock Fund

     MULTI - CAP GROWTH STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000
                                 INVESTMENT (1)


                                  12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000

Multi-Cap Growth Stock Fund                                                           10/31-12/31  $   10,000   $    9,047
     Russell 3000 Growth Index                                                                     $   10,000   $    8,285

                                  12/31/2001   12/31/2002   12/31/2003   12/31/2004

Multi-Cap Growth Stock Fund       $    6,252   $    6,476   $    6,238   $    7,075
     Russell 3000 Growth Index    $    6,659   $    4,792   $    6,277   $    6,712

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

                    AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2004
----------------------------------------------------------------------------------------------
                                            One                 Three                Since
                                            Year                Years              Inception(2)
                                           -----                -----              -----------
Multi-Cap Growth Stock Fund                13.41%               4.21%                -7.96%

Russell 3000(R) Growth Index                6.93                0.26                 -9.12

(2) Returns are from inception, October 31, 2000.

ANNUAL REPORT DECEMBER 31, 2004

  18                        FUND PERFORMANCE REVIEW

                             GLOBAL SECURITIES FUND

INVESTMENT OBJECTIVE

The Global Securities Fund seeks capital appreciation.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Oppenheimer Funds, Inc. is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests mainly in foreign equity securities and equity securities of companies in the U.S. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the U.S., Western European countries and Japan. The fund normally will invest in at least three countries (one of which may be the U.S.). The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.

In selecting securities for the fund, the advisor looks primarily for foreign and U.S. companies with high growth potential. The advisor uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

The advisor considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing.

2004 RETURNS

Ultra Series Global Securities Fund
   (net of fees and expenses)                               18.42%
MSCI World Index                                            15.25%

The fund turned in a strong performance for the 12 months ended December 31, 2004 on both an absolute and relative basis and we continued to focus on our four core investment themes: mass affluence, new technology, restructuring, and demographic shifts, including aging. Our holdings in technology and consumer discretionary stocks performed particularly well.

Our performance through the year had volatile periods, of course. After participating strongly in the nine-month global stock rally that ended in February 2004, our performance, like that of the overall global sector, slipped in mid-March and stayed in a narrow range through the summer. The slowdown during the first half of the reporting period was precipitated by concerns over geopolitical uncertainties, rising short-term interest rates, high oil prices, the U.S. Presidential election, the mounting U.S. current account deficit, and the weakening U.S. dollar. In the second half, however, a clear and undisputed election in the U.S. and continued good news on the global economy helped pave the way for strong performance in the fourth quarter.

The year also saw some notable performance in some of the weaker areas of the Organization for Economic Co-operation and Development (OECD). Japan, for example, continues to enjoy a remarkable turnaround, emerging largely unaffected from China's efforts to slow its overheated economy and a stock-market pullback following the Yen's calendar second-quarter rally. In Europe, some companies successfully negotiated concessions from labor unions, a sign that the long-needed restructuring on the continent is finally gaining some momentum.

Beyond the broad market gain, fund returns were also boosted by positions in stocks reflecting its technology and mass-affluence themes. Sirius Satellite Radio, Inc., QUALCOMM, Inc., and Ericsson (Telefonaktiebolaget LM Ericsson) were the major contributors in technology, while Hennes & Mauritz AB and Reckitt Benckiser PLC were the key contributors in the mass affluence category. Gains in these and other stocks were partly offset by declines in other issues, including a Taiwanese semiconductor manufacturer that suffered during the industry's sell-off. During the period we also began to build several positions, including oil service companies Transocean, Inc. and Technip S.A., both of which should benefit from a rebound in oil exploration spurred by the hike in energy prices. Another acquisition, Toyota Motor Corp., lies within our mass-affluence theme.

There are some scattered clouds on the horizon, of course, including energy prices, and the U.S. current account deficit. Overall, however, we're optimistic about the prospects for the global economy. While the drivers differ from region to region, we believe the global economy overall is poised for solid growth and stocks worldwide are attractively priced.

As always, we urge shareholders to keep in mind the added volatility and risks including currency fluctuations and economic and political instability that investing in the securities of international markets entails.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor
  Oppenheimer Funds, Inc. -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2004

                            FUND PERFORMANCE REVIEW                        19

                             Global Securities Fund

 GLOBAL SECURITIES FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (1)




                                  12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000

Global Securities Fund                                                                10/31-12/31  $   10,000   $    9,989
     Morgan Stanley World Index                                                                    $   10,000   $    9,548

                                  12/31/2001   12/31/2002   12/31/2003   12/31/2004

Global Securities Fund            $    8,959   $    7,008   $    9,899   $   11,722
     Morgan Stanley World Index   $    7,970   $    6,413   $    8,577   $    9,885


(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

             GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

                    AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31,2004
---------------------------------------------------------------------------------------------
                                           One                Three                  Since
                                           Year               Years               Inception(2)
                                           ----               -----               -----------
Global Securities Fund                     18.42%              9.38%                 3.88%

MSCI World Index                           15.25               7.44                 -0.28

(2)   Returns are from inception, October 31, 2000.

ANNUAL REPORT DECEMBER 31, 2004

   20                       FUND PERFORMANCE REVIEW

                            International Stock Fund

INVESTMENT OBJECTIVE

The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Lazard Asset Management is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.

Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs" -- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

2004 RETURNS

Ultra Series International Stock Fund (net of fees and expenses)         20.48%
MSCI EAFE Index                                                          20.70%

LARGE-CAP DEVELOPED MARKETS STOCKS

During 2004, stock selection in health care helped the fund by avoiding problem stocks like AstraZeneca, as well as from gains in Schering, which rose due to ongoing restructuring and the recent approval of its birth control pill. Also, Aventis gained based on expectations of revenue and cost synergies from the proposed acquisition by Sanofi-Synthelabo. Conversely, stock selection in financials hurt performance when reinsurers Swiss Re and Munich Re were hurt by the rash of hurricanes hitting Florida. However, while the hurricanes cause near-term costs as payments are made to their reinsurance clients, the longer-term outlook for these companies' earnings is positive, since the upfront costs to the industry remove capacity and improve pricing discipline going forward. Stock selection in consumer discretionary also detracted from returns, as Nissan declined due to concerns regarding the steel shortage caused by the increased demand for the metal in China. However, the company stated that the shortage should have a relatively small impact on sales in the United States, its biggest market.

For 2004 overall, the fund was hurt by its overweight position in larger stocks, while small and mid cap stocks continued to outperform. However, we believe that the performance of large stocks may improve, since the relative valuation of large caps versus small caps is very attractive, based on historical norms. In addition, smaller stocks have been outperforming for nearly five years and the duration of this outperformance, as well as its magnitude, is similar to historical peaks in the cap cycle.

SMALL-CAP DEVELOPED MARKETS STOCKS

Despite the very strong performance of the MSCI Small Cap Index, the smallcap portion of the fund was able to out-perform in 2004. Positive stock selection was the driving factor of performance and was not limited to a specific region. Australasia was the one region where the fund had negative stock selection attribution. In terms of sectors, stock selection in energy proved to be a detractor as our investments were unable to keep up with the best performing sector in the index. However, our overweight position in energy helped us temper this negative stock selection impact. Technology, the worst performing sector in the index, was a major driver of relative out-performance as both our underweight position and stock selection helped the fund.

We believe that the high financial returns and still inexpensive valuations of companies within the small-cap portion of the fund may enable us to benefit in 2005, regardless of market direction.

EMERGING MARKETS STOCKS

The fund benefited from good stock selection in energy, consumer discretionary, industrials, materials, and Brazil. Our underweight position in information technology and overweight positions in Hungary, Indonesia, Egypt, Brazil, and telecommunications also added value. Strong share performance was exhibited in Caemi and CVRD (both Brazilian) based on increased iron demand as well as future price hikes; ABSA Group (South Africa), after Barclay's Bank made an offer for the company; and Steinhoff International and Edgars (both South African) as domestic demand for retail products increased as interest rates declined.

Conversely, poor stock selection in health care, consumer staples, and in Hungary subtracted value. Additional detractors include: share price declines in Delta Electronics (Thailand), as a previous acquisition has continued to have problems integrating; Harmony Gold (South Africa) declined after making a hostile bid for Gold Fields; and Pliva (Croatia) has seen increased competition erode profits in its core pharmaceutical generics business.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor
  Lazard Asset Management -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2004

                            FUND PERFORMANCE REVIEW                           21

                            INTERNATIONAL STOCK FUND

INTERNATIONAL STOCK FUND COMPARISON OF CHANGE IN VALUE $10,000 INVESTMENT (1)

                                  12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000

International Stock Fund                                                              10/31-12/31  $   10,000   $    9,745
     MSCI EAFE Index                                                                               $   10,000   $    9,972

                                  12/31/2001   12/31/2002   12/31/2003   12/31/2004

International Stock Fund          $    7,946   $    7,312   $    9,770   $   11,770
     MSCI EAFE Index              $    7,865   $    6,634   $    9,232   $   11,143

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

             GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2004
              -----------------------------------------------------

                             One     Three       Since
                             Year    Years   Inception(2)
                             ----    -----   ------------
International Stock Fund    20.48%   13.99%     3.99%
MSCI EAFE Index             20.70    12.31      2.63

(2) Returns are from inception, October 31, 2000.

ANNUAL REPORT DECEMBER 31, 2004

22                 MONEY MARKET FUND--PORTFOLIO OF INVESTMENTS

                                                                      Value
                    Par Value                                        (Note 2)
                    ---------                                      ------------
  COMMERCIAL PAPER - 44.05%

            CONSUMER STAPLES - 8.70%
$ 1,240,000 Nestle Capital Corp.
            2.260%, due 01/07/05 (A) ....................          $  1,239,533
  5,000,000 PepsiCo, Inc.
            2.250%, due 01/19/05 (A) ....................             4,994,375
  2,000,000 Proctor & Gamble
            2.080%, due 02/02/05 (A) ....................             1,996,302
  3,000,000 Proctor & Gamble
            2.330%, due 03/08/05 (A) ....................             2,987,185
                                                                   ------------
                                                                     11,217,395
                                                                   ------------

            FINANCE - 23.46%
  5,000,000 American General Finance Corp.
            2.300%, due 01/10/05 (A) ....................             4,997,125
  5,300,000 Caterpillar Financial Services
            2.270%, due 01/28/05 (A) ....................             5,290,977
  5,000,000 Goldman Sachs Group, Inc.
            2.370%, due 02/22/05 (A) ....................             4,982,883
  5,000,000 HSBC Finance Corp.
            2.320%, due 01/26/05 (A) ....................             4,991,944
  5,000,000 Morgan Stanley Dean Witter & Co.
            2.340%, due 01/03/05 (G) ....................             5,000,000
  5,000,000 Toyota Motor Credit Co.
            2.260%, due 01/06/05 (A) ....................             4,998,431
                                                                   ------------
                                                                     30,261,360
                                                                   ------------

            FOREIGN - 3.87%
  5,000,000 Government of Quebec
            2.120%, due 01/18/05 (A) ....................             4,994,995
                                                                   ------------

            HEALTH CARE - 8.02%
  5,000,000 Abbott Laboratories
            2.210%, due 02/08/05 (A) ....................             4,988,336
    375,000 Merck & Co., Inc.
            2.270%, due 01/19/05 (A) ....................               374,574
  5,000,000 Pfizer, Inc.
            2.260%, due 02/22/05 (A) ....................             4,983,678
                                                                   ------------
                                                                     10,346,588
                                                                   ------------
            TOTAL COMMERCIAL PAPER ......................            56,820,338
                                                                   ------------
            ( Cost $56,820,338 )

  CORPORATE NOTES AND BONDS - 10.43%

            FINANCE - 10.43%
  4,200,000 American Honda Finance Corp.
            2.410%, due 03/10/05 (C)(G) .................             4,200,000
  2,500,000 CIT Group, Inc.
            2.560%, due 01/31/05 (G) ....................             2,505,872
  2,500,000 CITGroup, Inc.
            2.560%, due 02/14/05 (G) ....................             2,500,691
  4,250,000 Wells Fargo Financial
            2.570%, due 03/14/05 (G) ....................             4,253,903
                                                                   ------------
            TOTAL CORPORATE NOTES AND BONDS .............            13,460,466
                                                                   ------------
            ( Cost $13,460,466 )

  U.S. GOVERNMENTAND AGENCY OBLIGATIONS - 36.26%

            FEDERAL FARM CREDIT BANK (A) - 6.93%
$ 4,000,000 1.330%, due 01/05/05 ........................          $  3,999,409
  5,000,000 2.600%, due 06/30/05 ........................             4,935,000
                                                                   ------------
                                                                      8,934,409
                                                                   ------------
            FEDERAL HOME LOAN BANK - 8.11%
  7,000,000 2.330%, due 03/11/05 (A) ....................             6,968,739
  3,500,000 1.305%, due 04/22/05 ........................             3,500,000
                                                                   ------------
                                                                     10,468,739
                                                                   ------------
            FEDERAL HOME LOAN MORTGAGE CORP. (A) - 1.16%
  1,495,000 2.230%, due 01/11/05 ........................             1,494,074
                                                                   ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.81%
  5,000,000 2.120%, due 01/03/05 (A) ....................             4,999,411
  2,500,000 2.248%, due 01/03/05 (G) ....................             2,499,698
                                                                   ------------
                                                                      7,499,109
                                                                   ------------
            U.S. TREASURY BILLS (A) - 11.54%
  6,000,000 1.975%, due 04/21/05 ........................             5,963,792
  9,000,000 2.265%, due 05/12/05 ........................             8,925,821
                                                                   ------------
                                                                     14,889,613
                                                                   ------------
            U.S. TREASURY STRIP (A) - 2.71%
  3,500,000 1.420%, due 02/15/05 ........................             3,493,952
                                                                   ------------
            TOTAL U.S. GOVERNMENT AND
            AGENCY OBLIGATIONS...........................            46,779,896
            ( Cost $46,779,896 )
                                                                   ------------
Shares

  INVESTMENT COMPANIES - 9.18%
  6,050,387 One Group Institutional Prime Money
            Market Fund .................................             6,050,387
  5,789,760 SSgAPrime Money Market Fund .................             5,789,759
                                                                   ------------

            TOTAL INVESTMENT COMPANIES ..................            11,840,146
                                                                   ------------
            ( Cost $11,840,146 )

TOTAL INVESTMENTS - 99.92% ..............................           128,900,846
                                                                   ------------
( Cost $128,900,846** )

NET OTHER ASSETS AND LIABILITIES - 0.08% ................               103,051
                                                                   ------------
TOTAL NET ASSETS - 100.00% ..............................          $129,003,897
                                                                   ============

----------
** Aggregate cost is the same for financial reporting and Federal tax purposes.

(A) Rate noted represents annualized yield at time of purchase.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G) Floating rate note. Date shown is next reset date.

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                      BOND FUND- PORTFOLIO OF INVESTMENTS                     23

                                                                           Value
                    Par Value                                             (Note 2)
                    ---------                                           -----------
  ASSETBACKED - 4.63%
$ 1,680,000 Aames Mortgage Investment Trust,
            Series 2004-1, Class B1A(G)(M)
            5.418%, due 01/25/35 .............................          $ 1,489,950
  1,099,578 ABSC Long Beach Home Equity Loan Trust,
            Series 2000-LB1, Class AF5 (M)
            8.050%, due 09/21/30 .............................            1,108,738
  3,000,000 ABSC Manufactured Housing Contract,
            Series 2004-OK1, Class A4 (C)
            5.019%, due 04/16/30 .............................            1,697,784
  2,100,000 Ameriquest Mortgage Securities, Inc.,
            Series 2004-FR1, Class M2 (M)
            5.207%, due 05/25/34 .............................            2,078,310
  4,200,000 Citibank Credit Card Issuance Trust,
            Series 2004-A1, Class A1
            2.550%, due 01/20/09 .............................            4,128,530
  3,300,000 Countrywide Asset-Backed Certificates,
            Series 2003-S1, Class A4 (M)
            5.009%, due 12/25/32 .............................            3,350,004
  2,000,000 GMAC Home Equity Loan Trust,
            Series 2004-HE2, Class M1 (G)
            3.950%, due 10/25/33 .............................            1,945,529
  2,647,167 Green Tree Financial Corp.,
            Series 1996-1, Class M1
            7.000%, due 03/15/27 .............................            2,686,874
  2,300,000 Green Tree Home Equity Loan Trust,
            Series 1999-A, Class B1
            8.970%, due 11/15/27 .............................            2,495,492
  3,500,000 New Century Home Equity Loan Trust,
            Series 2003-5, Class AI5
            5.500%, due 11/25/33 .............................            3,621,863
  2,000,000 Residential Asset Mortgage Products, Inc.,
            Series 2003-RS9, Class AI5
            4.990%, due 03/25/31 .............................            2,013,114
                                                                        -----------
            TOTAL ASSET BACKED ...............................           26,616,188
            ( Cost $27,307,646 )                                        -----------

  COMMERCIAL MORTGAGE BACKED - 6.06%

  4,990,303 Bear Stearns Commercial Mortgage Securities, Inc.,
            Series 2001-TOP4, Class A1
            5.060%, due 11/15/16 .............................            5,139,426
  2,800,000 Bear Stearns Commercial Mortgage Securities, Inc.,
            Series 2004-T16, Class A2
            3.700%, due 02/13/46 .............................            2,780,857
  2,800,000 Bear Stearns Commercial Mortgage Securities, Inc.,
            Series 2004-T16, Class A6 (G)
            4.750%, due 02/13/46 .............................            2,780,891
  3,000,000 Greenwich Capital Commercial Funding Corp.,
            Series 2004-GG1, Class A7 (G)
            5.317%, due 06/10/36 .............................            3,117,569
  3,460,246 Morgan Stanley Capital I, Inc.,
            Series 1999-CAM1, Class A3
            6.920%, due 03/15/32 .............................            3,661,684
  5,550,000 Morgan Stanley Capital I, Inc.,
            Series 2004-HQ4, Class A7
            4.970%, due 04/14/40 .............................            5,613,363
  7,000,000 Morgan Stanley Capital I, Inc.,
            Series 2004-TP13, Class A3
            4.390%, due 09/13/45 .............................            6,924,202
  4,830,233 Wachovia Bank Commercial Mortgage Trust,
            Series 2003-C6, Class A1
            3.364%, due 08/15/35 .............................            4,776,044
                                                                        -----------
            TOTAL COMMERCIAL MORTGAGE BACKED .................           34,794,036
                                                                        -----------
            ( Cost $34,852,919 )

  PRIVATE LABEL MORTGAGE BACKED - 0.74%

  4,268,042 Countrywide Alternative Loan Trust,
            Series 2002-5, Class A10
            6.750%, due 06/25/32 .............................            4,272,191
                                                                        -----------
            TOTAL PRIVATE LABEL MORTGAGE BACKED ..............            4,272,191
                                                                        -----------
            ( Cost $4,333,395 )

  CORPORATE NOTES AND BONDS - 27.99%

            CABLE - 1.50%
  2,500,000 Comcast Cable Communications, Inc.
            6.875%, due 06/15/09 .............................            2,777,362
  3,200,000 Comcast Corp.
            5.300%, due 01/15/14 .............................            3,300,205
  2,500,000 Cox Communications, Inc.
            6.875%, due 06/15/05 .............................            2,540,135
                                                                        -----------
                                                                          8,617,702
                                                                        -----------
            CAPITAL GOODS - 0.60%
  3,500,000 Caterpillar Financial Services Corp.
            2.500%, due 10/03/06 .............................            3,447,777
                                                                        -----------
            COMMUNICATION SERVICES - 0.69%
  4,000,000 Clear Channel Communications, Inc.
            4.250%, due 05/15/09 .............................            3,959,520
                                                                        -----------
            CONSUMER DISCRETIONARY - 2.50%
  2,500,000 American Association of Retired Persons (C)
            7.500%, due 05/01/31 .............................            3,004,163
  2,300,000 Carnival Corp. (D)
            3.750%, due 11/15/07 .............................            2,302,709
  4,000,000 Cendant Corp.
            6.250%, due 01/15/08 .............................            4,268,872
  4,400,000 ERAC USA Finance Co. (C)
            6.700%, due 06/01/34 .............................            4,778,699
                                                                        -----------
                                                                         14,354,443
                                                                        -----------
            CONSUMER STAPLES - 0.69%
  1,250,000 Coca-Cola Enterprises, Inc.
            4.375%, due 09/15/09 .............................            1,268,739
  2,700,000 Safeway, Inc. (O)
            4.125%, due 11/01/08 .............................            2,684,145
                                                                        -----------
                                                                          3,952,884
                                                                        -----------

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

24              BOND FUND--PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                   Value
                    Par Value                                     (Note 2)
                    ---------                                   -----------
  CORPORATE NOTES AND BONDS (CONTINUED)
            ENERGY - 2.94%
$ 2,000,000 Burlington Resources Finance Co.
            5.700%, due 03/01/07 .....................          $ 2,084,490
  2,000,000 ConocoPhillips (O)
            5.900%, due 10/15/32 .....................            2,092,528
  2,500,000 Occidental Petroleum Corp.
            5.875%, due 01/15/07 .....................            2,614,100
  2,000,000 Pemex Project Funding Master Trust
            7.375%, due 12/15/14 .....................            2,223,000
  3,000,000 Texaco Capital, Inc.
            5.700%, due 12/01/08 .....................            3,046,587
  4,000,000 Valero Energy Corp. (O)
            7.500%, due 04/15/32 .....................            4,824,724
                                                                -----------
                                                                 16,885,429
                                                                -----------
            FINANCE - 6.41%
  2,700,000 AIG SunAmerica Global Financing XII (C)(O)
            5.300%, due 05/30/07 .....................            2,805,154
  2,500,000 American General Finance Corp. ...........
            4.625%, due 09/01/10 .....................            2,500,470
  4,000,000 Bank of America Corp.
            4.875%, due 01/15/13 .....................            4,069,500
  2,000,000 Bear Stearns Cos., Inc.
            7.800%, due 08/15/07 .....................            2,208,302
  2,500,000 CIT Group, Inc.
            7.375%, due 04/02/07 .....................            2,699,380
  2,000,000 GE Global Insurance Holding Corp.
            7.000%, due 02/15/26 .....................            2,171,878
  1,680,000 GE Global Insurance Holding Corp.
            7.750%, due 06/15/30 .....................            1,989,177
  2,750,000 Goldman Sachs Group, Inc.
            5.700%, due 09/01/12 .....................            2,915,052
  4,250,000 Household Finance Corp.
            6.500%, due 11/15/08 .....................            4,622,202
  3,000,000 Merrill Lynch & Co., Inc.
            7.375%, due 05/15/06 .....................            3,172,923
  2,000,000 U.S. Bank N.A
            6.300%, due 02/04/14 .....................            2,217,832
  2,750,000 Wachovia Corp.
            4.950%, due 11/01/06 .....................            2,826,574
  2,500,000 Washington Mutual Finance Corp. (O)
            6.250%, due 05/15/06 .....................            2,587,098
                                                                -----------
                                                                 36,785,542
                                                                -----------
            HEALTH CARE - 0.32%
  1,670,000 Merck & Co., Inc.
            6.400%, due 03/01/28 .....................            1,819,106
                                                                -----------
            INDUSTRIALS - 4.73%
  4,000,000 DaimlerChrysler NA Holding Corp.
            4.750%, due 01/15/08 .....................            4,085,408
  3,850,000 Dow Chemical Co. (O)
            5.750%, due 12/15/08 .....................            4,099,645
  2,400,000 Ford Motor Credit Co.
            7.600%, due 08/01/05 .....................            2,456,011
  2,000,000 Ford Motor Credit Co.
            5.800%, due 01/12/09 .....................            2,044,284

            INDUSTRIALS (CONTINUED)
  3,200,000 General Electric Co.
            5.000%, due 02/01/13 .....................            3,283,088
  2,250,000 General Motors Acceptance Corp.
            6.125%, due 08/28/07 .....................            2,316,654
  2,500,000 General Motors Acceptance Corp.
            6.875%, due 09/15/11 .....................            2,561,982
    800,000 International Paper Co.
            7.875%, due 08/01/06 .....................              851,158
    958,000 Raytheon Co. (O)
            4.500%, due 11/15/07 .....................              980,158
  1,000,000 Waste Management, Inc.
            6.375%, due 11/15/12 .....................            1,107,735
  3,000,000 Weyerhaeuser Co.
            6.875%, due 12/15/33 .....................            3,358,491
                                                                -----------
                                                                 27,144,614
                                                                -----------
            PIPELINE - 0.77%
  2,500,000 Kinder Morgan, Inc.
            6.650%, due 03/01/05 ......................           2,515,870
  1,675,000 Kinder Morgan, Inc.
            7.250%, due 03/01/28 .....................            1,906,589
                                                                -----------
                                                                  4,422,459
                                                                -----------
            REITS - 0.19%
  1,060,000 Simon Property Group, L.P. (C)
            5.625%, due 08/15/14 .....................            1,097,746
                                                                -----------
            TELECOMMUNICATIONS - 1.87%
  3,000,000 Bellsouth Capital Funding Corp.
            7.875%, due 02/15/30 .....................            3,736,626
    775,000 Sprint Capital Corp.
            7.125%, due 01/30/06 .....................              806,089
  2,000,000 Telephone & Data Systems, Inc.
            7.000%, due 08/01/06 .....................            2,095,820
  2,500,000 Verizon Wireless Capital LLC
            5.375%, due 12/15/06 .....................            2,589,512
  1,500,000 Vodafone Group PLC (D)
            5.000%, due 12/16/13 .....................            1,526,270
                                                                -----------
                                                                 10,754,317
                                                                -----------
            TRANSPORTATION - 1.22%
  3,400,000 Burlington Northern Santa Fe Corp.
            6.375%, due 12/15/05 .....................            3,500,123
  2,650,000 Norfolk Southern Corp.
            7.250%, due 02/15/31 .....................            3,179,120
     13,600 Southwest Airlines Co., Series A3
            8.700%, due 07/01/11 .....................               15,251
    295,798 Union Pacific Railroad
            6.540%, due 07/01/15 .....................              318,208
                                                                -----------
                                                                  7,012,702
                                                                -----------
            UTILITIES - 3.56%
  3,000,000 Constellation Energy Group, Inc.
            4.550%, due 06/15/15 .....................            2,863,605
  2,750,000 DTE Energy Co.
            6.450%, due 06/01/06 .....................            2,862,750
  2,000,000 Energy East Corp.
            8.050%, due 11/15/10 .....................            2,346,426
  2,532,928 Niagara Mohawk Power Corp., Series F
            7.625%, due 10/01/05 .....................            2,616,041

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                BOND FUND--PORTFOLIO OF INVESTMENTS (CONTINUED)            25

                                                                        Value
                    Par Value                                          (Note 2)
                    ---------                                         -----------
  CORPORATE NOTES AND BONDS (CONTINUED)

             UTILITIES (CONTINUED)
$  2,400,000 Progress Energy, Inc. (O)
             7.750%, due 03/01/31 ..........................          $  2,880,326
   3,400,000 Virginia Electric and Power Co., Series A
             5.750%, due 03/31/06 ..........................             3,500,140
   3,000,000 Wisconsin Electric Power Co.
             6.500%, due 06/01/28 ..........................             3,360,546
                                                                      ------------
                                                                        20,429,834
                                                                      ------------
             TOTAL CORPORATE NOTES AND BONDS ...............           160,684,075

             ( Cost $154,478,759 )                                    ------------

  MORTGAGE BACKED - 27.07%

             FEDERAL HOME LOAN MORTGAGE CORP. - 9.22%
   7,381,672 5.000%, due 05/01/18 Pool # E96322 ............             7,502,301
   9,000,000 3.000%, due 10/15/21 Series 2659, Class NJ ....             8,874,675
   3,837,359 7.000%, due 07/15/27 Series 1974, Class ZA ....             4,023,151
   5,500,000 5.500%, due 05/15/28 Series 2519, Class NG ....             5,705,458
     309,354 8.000%, due 06/01/30 Pool # C01005 ............               335,238
   1,591,379 7.000%, due 03/01/31 Pool # C48129 ............             1,686,596
     579,680 6.500%, due 03/01/32 Pool # C65648 ............               608,688
   2,340,510 6.000%, due 09/01/32 Pool # C70558 ............             2,421,121
   6,135,537 5.000%, due 07/01/33 Pool # A11325 ............             6,105,738
   1,852,345 6.000%, due 10/01/34 Pool # A28439 ............             1,914,432
   1,905,634 6.000%, due 10/01/34 Pool # A28598 ............             1,969,507
   9,490,035 5.500%, due 11/01/34 Pool # A28282 ............             9,646,926
   2,061,719 6.000%, due 11/01/34 Pool # A28556 ............             2,130,824
                                                                      ------------
                                                                        52,924,655
                                                                      ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.95%
     487,156 6.000%, due 05/01/16 Pool # 582558 ............               510,797
   1,788,025 5.500%, due 09/01/17 Pool # 657335 ............             1,849,887
   2,884,778 5.500%, due 02/01/18 Pool # 673194 ............             2,984,585
   5,745,685 4.500%, due 09/01/18 Pool # 737144 ............             5,740,332
   1,143,830 6.000%, due 05/01/21 Pool # 253847 ............             1,190,851
   5,196,516 5.500%, due 12/01/22 Pool # 254587 ............             5,318,989
     276,131 7.000%, due 12/01/29 Pool # 762813 ............               294,432
     646,012 7.000%, due 11/01/31 Pool # 607515 ............               684,835
     937,098 6.000%, due 02/01/32 Pool # 611619 ............               970,295
     887,431 6.500%, due 03/01/32 Pool # 631377 ............               931,465
      46,593 7.000%, due 04/01/32 Pool # 641518 ............                49,392
     963,737 7.000%, due 05/01/32 Pool # 644591 ............             1,021,654
   8,644,525 6.500%, due 06/01/32 Pool # 545691 ............             9,073,466
     166,933 7.000%, due 08/01/32 Pool # 641302 ............               176,962
   6,896,770 5.500%, due 04/01/33 Pool # 690206 ............             7,007,679
   1,058,335 6.000%, due 08/01/33 Pool # 729413 ............             1,094,835
   2,771,538 6.000%, due 08/01/33 Pool # 729407 ............             2,867,124
   4,703,122 6.000%, due 08/01/33 Pool # 738061 ............             4,865,324
   9,395,860 5.000%, due 10/01/33 Pool # 254903 ............             9,340,743
  11,063,604 5.500%, due 11/01/33 Pool # 555880 . ..........            11,241,521
     176,171 5.000%, due 05/01/34 Pool # 782214 ............               174,882
   2,320,131 5.000%, due 06/01/34 Pool # 778891 ............             2,303,151
   9,487,938 5.500%, due 06/01/34 Pool # 780384 ............             9,637,909
     712,952 7.000%, due 07/01/34 Pool # 792636 ............               755,499
                                                                      ------------
                                                                        80,086,609
                                                                      ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.90%
     129,857 8.000%, due 10/20/15 Pool # 002995 ............               138,384
   4,200,000 5.008%, due 12/16/25 Series 2004-43,Class C (G)             4,316,629
   6,213,441 6.500%, due 09/20/28 Series 1998-21,Class ZB ..             6,475,406
     668,356 6.500%, due 02/20/29 Pool # 002714 ............               702,973
     742,320 6.500%, due 04/20/31 Pool # 003068 ............               780,477
   9,600,000 6.000%, due 07/20/32 Series 2002-50, Class PE .             9,986,990
                                                                      ------------
                                                                        22,400,859
                                                                      ------------
             TOTAL MORTGAGE BACKED .........................           155,412,123
             ( Cost $153,011,420 )                                    ------------

  U.S. GOVERNMENTAND AGENCY OBLIGATIONS - 27.75%

             FEDERAL FARM CREDIT BANK - 0.76%
   4,000,000  5.875%, due 10/03/16 .........................             4,359,612
                                                                      ------------
             FEDERAL HOME LOAN MORTGAGE CORP. - 4.17%
  10,000,000 5.500%, due 07/15/06 ..........................            10,348,560
   2,500,000 4.875%, due 11/15/13 ..........................             2,570,805
  11,000,000 4.500%, due 01/15/14 ..........................            10,995,600
                                                                      ------------
                                                                        23,914,965
                                                                      ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.03%
  10,000,000 4.000%, due 09/02/08 (O) ......................            10,052,190
  2,400,000  5.250%, due 08/01/12 ..........................             2,490,312
  5,000,000  4.125%, due 04/15/14 (O) ......................             4,846,040
                                                                      ------------
                                                                        17,388,542
                                                                      ------------
             U.S. TREASURY BOND - 4.01%
  19,270,000 6.250%, due 05/15/30 (O) ......................            23,038,942
                                                                      ------------
             U.S. TREASURY NOTES - 15.78%
  14,600,000 1.500%, due 03/31/06 (O) ......................            14,361,611
  13,300,000 2.000%, due 05/15/06 (O) ......................            13,143,100
   9,000,000 2.625%, due 11/15/06 (O) ......................             8,933,553
  17,740,000 3.250%, due 01/15/09 (O) ......................            17,586,159
  12,000,000 2.625%, due 03/15/09 (O) ......................            11,595,468
   6,500,000 5.750%, due 08/15/10 (O) ......................             7,156,350
   4,640,000 5.000%, due 02/15/11 (O) ......................             4,935,981
   7,965,000 4.000%, due 02/15/14 (O) ......................             7,855,171
   5,040,000 4.250%, due 11/15/14 (O) ......................             5,053,190
                                                                      ------------
                                                                        90,620,583
                                                                      ------------
             TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS ............................           159,322,644
             ( Cost $158,215,046 )                                    ------------

  CERTIFICATE OF DEPOSIT- 0.41%
   2,356,635 State Street Eurodollar .......................             2,356,635
                                                                      ------------
             TOTAL CERTIFICATE OF DEPOSIT ..................             2,356,635
             ( Cost $2,356,635 )                                      ------------

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

26             BOND FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                    Value
                      Shares                                       (Note 2)
                      ------                                       --------
INVESTMENT COMPANIES - 22.35%
          3 One Group Institutional Prime Money
            Market Fund.............................          $              3
 25,770,803 SSgAPrime Money Market Fund.............                25,770,803
102,555,060 State Street Navigator Securities
            Lending Prime Portfolio (I).............               102,555,060
                                                              ----------------
            TOTAL INVESTMENT COMPANIES..............               128,325,866
                                                              ----------------
            (Cost $128,325,866)

TOTAL INVESTMENTS - 117.00%.........................               671,783,758
( Cost $662,881,686** )                                       ----------------
NET OTHER ASSETS AND LIABILITIES - (17.00)%                        (97,628,039)
                                                              ----------------
TOTAL NET ASSETS - 100.00%..........................          $    574,155,719
                                                              ================

----------
** Aggregate cost for Federal tax purposes was $663,658,863.

(C) Securities sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.67% of total net assets.

(G) Floating rate or variable rate note. Rate shown is as of December 31, 2004.

(I) Represents collateral held in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(O) All (or a portion of security) on loan.

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                   HIGH INCOME FUND--PORTFOLIO OF INVESTMENTS                 27

                                                                Value
                    Par Value                                  (Note 2)
                    ---------                                  --------
  ASSET BACKED - 0.52%
$    99,670 Continental Airlines, Inc.,
            Series 1997-4, Class B
            6.900%, due 01/02/17 .........................     $   84,456
     61,956 Continental Airlines, Inc.,
            Series 1998-1, Class B
            6.748%, due 03/15/17 .........................         50,587
    153,678 Continental Airlines, Inc.,
            Series 1999-1, Class B
            6.795%, due 08/02/18 .........................        134,294
    156,487 Continental Airlines, Inc.,
            Series 1999-2, Class B
            7.566%, due 03/15/20 .........................        132,139
    228,500 Crest, Ltd.,
            Series 2004-1A, Class G2 (C)
            7.000%, due 01/28/40 .........................        217,496
                                                               ----------
            TOTAL ASSET BACKED ...........................        618,972
            ( Cost $590,687 )                                  ----------

  COMMERCIAL MORTGAGE BACKED - 1.42%
    239,737 Arcap Reit, Inc.,
            Series 2004-RR3, Class H (C)
            6.100%, due 09/21/45 .........................        200,110
    561,413 Asset Securitization Corp.,
            Series 1996-MD6, Class A7 (G)
            8.005%, due 11/13/29 .........................        589,369
    100,000 Commercial Mortgage Acceptance Corp.,
            Series 1998-C2, Class F (C)(G)
            5.440%, due 09/15/30 .........................        101,063
    155,000 CS First Boston Mortgage Securities Corp.,
            Series 1998-C2, Class F (C)
            6.750%, due 11/11/30 .........................        152,547
    185,000 First Union National Bank Commercial Mortgage,
            Series 2000-C2, Class H
            6.750%, due 10/15/32 .........................        175,217
    125,000 GE Capital Commerical Mortgage Corp.,
            Series 2000-1, Class F (C)(G)
            7.512%, due 01/15/33 .........................        138,823
    175,000 GMAC Commercial Mortgage Securities, Inc.,
            Series 2001-C1, Class G (C)(G)
            7.653%, due 04/15/34 .........................        195,996
  1,604,112 Morgan Stanley Capital I, Inc.,
            Series 2004-RR, Class FX (C)
            13.857%, due 04/28/39 IO .....................        125,989
                                                               ----------
            TOTAL COMMERCIAL MORTGAGE BACKED .............      1,679,114
            ( Cost $1,590,027 )                                ----------

            CORPORATE NOTES AND BONDS - 86.06%

                          AEROSPACE/DEFENSE - 0.78%
    350,000 L-3 Communications Corp.
            6.125%, due 01/15/14 .........................        360,500
    240,000 L-3 Communications Corp. (C)
            5.875%, due 01/15/15 .........................        239,400
    300,000 TransDigm, Inc.
            8.375%, due 07/15/11 .........................        321,750
                                                               ----------
                                                                  921,650
                                                               ----------
            BASIC MATERIALS - 5.21%
    500,000 Abitibi-Consolidated, Inc. (D)(O)
            8.550%, due 08/01/10 .........................        541,875
    410,000 Buckeye Technologies, Inc. (O)
            8.500%, due 10/01/13 .........................        444,850
    195,000 Dresser, Inc.
            9.375%, due 04/15/11 .........................        213,525
    505,000 Equistar Chemicals LP/Equistar Funding Corp.
            10.625%, due 05/01/11 ........................        585,800
    900,000 Georgia-Pacific Corp.
            9.375%, due 02/01/13 .........................      1,048,500
    465,000 Hexcel Corp.
            9.750%, due 01/15/09 .........................        483,600
    571,000 Huntsman International LLC (O)
            10.125%, due 07/01/09 ........................        599,475
    140,000 Huntsman International LLC (C)(O)
            7.375%, due 01/01/15 .........................        140,350
    290,000 Interface, Inc.
            10.375%, due 02/01/10 ........................        333,500
    275,000 Newark Group, Inc.
            9.750%, due 03/15/14 .........................        292,875
    405,000 Norske Skog Canada, Ltd., Series D (D)
            8.625%, due 06/15/11 .........................        434,362
    145,000 Norske Skog Canada, Ltd. (D)(O)
            7.375%, due 03/01/14 .........................        151,163
    710,000 Rhodia S.A. (D)(O)
            8.875%, due 06/01/11 .........................        715,325
     50,000 Sovereign Specialty Chemicals, Inc.
            11.875%, due 03/15/10 ........................         53,562
    108,000 United States Steel Corp.
            9.750%, due 05/15/10 .........................        123,120
                                                               ----------
                                                                6,161,882
                                                               ----------
            BUILDING AND CONSTRUCTION - 1.83%
    510,000 Building Materials Corp. of America (C)
            7.750%, due 08/01/14 .........................        514,462
    100,000 Corrections Corp. of America
            9.875%, due 05/01/09 .........................        111,000
     65,000 Corrections Corp. of America
            7.500%, due 05/01/11 .........................         69,469
    405,000 D. R. Horton, Inc.
            8.000%, due 02/01/09 .........................        453,094
    275,000 Joy Global, Inc., Series B
            8.750%, due 03/15/12 .........................        308,000
    325,000 Nortek, Inc. (C)
            8.500%, due 09/01/14 .........................        339,625
    350,000 WCI Communities, Inc. (O)
            7.875%, due 10/01/13 .........................        368,375
                                                               ----------
                                                                2,164,025
                                                               ----------
                CHEMICALS AND DRUGS - 2.82%
    255,000 Acetex Corp. (D)
            10.875%, due 08/01/09 ........................        277,313
    195,000 ARCO Chemical Co. (O)
            9.800%, due 02/01/20 .........................        222,300
    290,000 Hercules, Inc.
            6.750%, due 10/15/29 .........................        299,425
    335,000 IMC Global, Inc. (O)
            10.875%, due 08/01/13 ........................        418,750
      5,000 Kronos International, Inc. (F)
            8.875%, due 06/30/09 .........................          7,293

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

             HIGH INCOME FUND--PORTFOLIO OF INVESTMENTS (CONTINUED)           28

                                                                     Value
                          Par Value                                 (Note 2)
                         -----------                                --------
     CORPORATE NOTES AND BONDS (CONTINUED)

               CHEMICALS AND DRUGS (CONTINUED)
     190,000   Lyondell Chemical Co.
               9.500%, due 12/15/08 ...........................   $     206,150
     450,000   Lyondell Chemical Co. (O)
               11.125%, due 07/15/12 ..........................         534,375
      80,000   Nalco Co.
               7.750%, due 11/15/11 ...........................          86,400
     100,000   Nalco Co.
               8.875%, due 11/15/13 ...........................         109,750
     203,000   Nalco Finance Holdings, Inc. (B)(O)
               0.000%, due 02/01/14 ...........................         150,220
     320,000   Nova Chemicals Corp. (D)
               6.500%, due 01/15/12 ...........................         339,200
     240,000   Resolution Performance Products LLC (O)
               13.500%, due 11/15/10 ..........................         261,000
     205,000   Rockwood Specialties Group, Inc.
               10.625%, due 05/15/11 ..........................         235,750
     180,000   Rockwood Specialties Group, Inc. (C)
               7.500%, due 11/15/14 ...........................         186,750
                                                                  -------------
                                                                      3,334,676
                                                                  -------------
               COMMUNICATION - 6.64%
     177,000   American Tower Corp. (O)
               9.375%, due 02/01/09 ...........................         187,178
     200,000   American Tower Corp. (C)
               7.125%, due 10/15/12 ...........................         204,500
     120,000   CCO Holdings LLC/CCO Holdings Capital Corp.
               8.750%, due 11/15/13 ...........................         123,900
     125,000   Charter Communciations Operating LLC/
               Charter Communications Capital Corp. (C)(O)
               8.375%, due 04/30/14 ...........................         131,875
   1,170,000   Charter Communications Holdings LLC/
               Charter Communications Capital Corp. (O)
               8.625%, due 04/01/09 ...........................       1,014,975
     820,000   Charter Communications Holdings LLC/
               Charter Communications Capital Corp.
               9.920%, due 04/01/11 ...........................         699,050
     561,000   Citizens Communications Co. (O)
               9.250%, due 05/15/11 ...........................         656,370
     150,000   Citizens Communications Co.
               6.250%, due 01/15/13 ...........................         151,125
   1,375,000   Nextel Communications, Inc.
               7.375%, due 08/01/15 ...........................       1,512,500
     400,000   Qwest Capital Funding, Inc. (O)
               7.250%, due 02/15/11 ...........................         392,000
     435,000   Qwest Corp. (C)
               7.875%, due 09/01/11 ...........................         471,975
     425,000   Qwest Corp. (C)
               9.125%, due 03/15/12 ...........................         490,875
   1,515,000   Qwest Services Corp. (C)
               14.000%, due 12/15/10 ..........................       1,821,787
                                                                  -------------
                                                                      7,858,110
                                                                  -------------
               CONSUMER CYCLICALS - 1.36%
     465,000   Burns, Philp Capital Property, Ltd. (D)
               9.750%, due 07/15/12 ...........................         511,500
     515,000   Safilo Capital International S.A. (C)(F)
               9.625%, due 05/15/13 ...........................         709,356

               CONSUMER CYCLICALS (CONTINUED)
     110,000   Technical Olympic USA, Inc.
               9.000%, due 07/01/10 ...........................         117,700
      50,000   Technical Olympic USA, Inc.
               7.500%, due 03/15/11 ...........................          50,375
     225,000   Technical Olympic USA, Inc. (C)
               7.500%, due 01/15/15 ...........................         223,312
                                                                  -------------
                                                                      1,612,243
                                                                  -------------
               CONSUMER SERVICES - 2.22%
      55,000   GEO Group, Inc.
               8.250%, due 07/15/13 ...........................          58,850
     340,000   Iron Mountain, Inc.
               8.625%, due 04/01/13 ...........................         361,250
     170,000   Iron Mountain, Inc.
               7.750%, due 01/15/15 ...........................         172,550
     105,000   Merisant Co. (C)
               10.000%, due 07/15/13 ..........................          93,450
     525,000   Roundy's, Inc., Series B
               8.875%, due 06/15/12 ...........................         573,563
     150,000   United Biscuits Finance PLC (F)
               10.625%, due 04/15/11 ..........................         215,238
     180,000   United Rentals North America, Inc.
               6.500%, due 02/15/12 ...........................         175,500
     395,000   United Rentals North America, Inc. (O)
               7.750%, due 11/15/13 ...........................         387,100
     240,000   United Rentals North America, Inc. (O)
               7.000%, due 02/15/14 ...........................         224,400
     375,000   WDAC Subsidiary Corp. (C)
               8.375%, due 12/01/14 ...........................         369,844
                                                                  -------------
                                                                      2,631,745
                                                                  -------------

               CONSUMER STAPLES - 2.27%
      80,000   Carrols Corp. (C)
               9.000%, due 01/15/13 ...........................          82,800
     195,000   Church & Dwight Co., Inc. (C)
               6.000%, due 12/15/12 ...........................         198,413
     300,000   K2, Inc. (C)
               7.375%, due 07/01/14 ...........................         328,500
     320,000   Levi Strauss & Co. (O)
               7.000%, due 11/01/06 ...........................         336,000
     180,000   Michael Foods, Inc.
               8.000%, due 11/15/13 ...........................         189,900
     275,000   R.J. Reynolds Tobacco Holdings, Inc. (O)
               7.250%, due 06/01/12 ...........................         282,563
     395,000   Revlon Consumer Products Corp.
               8.625%, due 02/01/08 ...........................         352,537
     300,000   Samsonite Corp.
               8.875%, due 06/01/11 ...........................         324,750
     220,000   Seminis Vegetable Seeds, Inc.
               10.250%, due 10/01/13 ..........................         247,500
      90,000   Smithfield Foods, Inc.
               7.000%, due 08/01/11 ...........................          96,075
     235,000   Smithfield Foods, Inc. (C)
               7.000%, due 08/01/11 ...........................         250,862
                                                                  -------------
                                                                      2,689,900
                                                                  -------------

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

          HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)            29

                                                             Value
Par Value                                                   (Note 2)
---------                                                  ----------
CORPORATE NOTES AND BONDS (CONTINUED)

           CONTAINERS/PACKAGING - 4.07%
$ 27,000   Corp Durango, S.A. de C.V. (D)(E)(O)
           13.125%, due 08/01/06 ........................  $  18,225
  10,000   Corp Durango, S.A. de C.V. (D)(E)
           13.500%, due 08/01/08 ........................      6,700
 431,000   Corp Durango, S.A. de C.V., Series A(C)(D)(E)
           13.750%, due 07/15/09 ........................    288,770
 785,000   Crown European Holdings S.A. (D)
           10.875%, due 03/01/13 ........................    928,262
 140,000   Graphic Packaging Corp.
           8.500%, due 08/15/11 .........................    152,950
 230,000   Graphic Packaging Corp.
           9.500%, due 08/15/13 .........................    261,625
 315,000   Greif, Inc.
           8.875%, due 08/01/12 .........................    350,438
 255,000   Jefferson Smurfit Corp.
           8.250%, due 10/01/12 .........................    277,950
 250,000   Kappa Beheer BV(D)
           10.625%, due 07/15/09 ........................    265,000
 270,000   Owens-Brockway Glass Container, Inc.
           8.875%, due 02/15/09 .........................    293,287
  85,000   Owens-Brockway Glass Container, Inc. (O)
           8.750%, due 11/15/12 .........................     95,838
 770,000   Owens-Brockway Glass Container, Inc.
           8.250%, due 05/15/13 .........................    847,000
 115,000   Owens-Illinois, Inc. (O)
           7.800%, due 05/15/18 .........................    119,600
 220,000   Plastipak Holdings, Inc.
           10.750%, due 09/01/11 ........................    247,500
  40,000   Pliant Corp. (B)
           0.000%, due 06/15/09 .........................     36,950
 100,000   Pliant Corp. (O)
           13.000%, due 06/01/10 ........................     97,500
 194,000   Pliant Corp. (O)
           13.000%, due 06/01/10 ........................    188,180
 315,000   Stone Container Finance Co. (D)
           7.375%, due 07/15/14 .........................    335,475
                                                           ---------
                                                           4,811,250
                                                           ---------

           DURABLE GOODS - 1.49%
 460,000   Dana Corp
           7.000%, due 03/01/29 .........................    458,850
 100,000   Metaldyne Corp. (O)
           11.000%, due 06/15/12 ........................     83,000
 215,000   Metaldyne Corp. (C)
           10.000%, due 11/01/13 ........................    204,250
 415,000   Navistar International Corp. (O)
           7.500%, due 06/15/11 .........................    445,087
 245,000   Rexnord Corp.
           10.125%, due 12/15/12 ........................    276,850
 160,000   Tenneco Automotive, Inc., Series B
           10.250%, due 07/15/13 ........................    188,800
 100,000   Tenneco Automotive, Inc. (C)
           8.625%, due 11/15/14 .........................    104,000
                                                           ---------
                                                           1,760,837
                                                           ---------

           ENERGY - 11.00%
 810,000   AES Corp. (C)
           8.750%, due 05/15/13 .........................    920,362
 100,000   AES Corp. (C)
           9.000%, due 05/15/15 .........................    114,500
 450,000   Allegheny Energy Supply Co., LLC (C)(O)
           8.250%, due 04/15/12 .........................    502,875
 355,000   AmeriGas Partners, L.P./
           AmeriGas Eagle Finance Corp., Series B
           8.875%, due 05/20/11 .........................    386,950
 310,000   Belden & Blake Corp. (C)
           8.750%, due 07/15/12 .........................    314,650
 210,000   Calpine Canada Energy Finance ULC (D)(O)
           8.500%, due 05/01/08 .........................    172,200
 825,000   Calpine Corp. (C)(O)
           8.750%, due 07/15/13 .........................    680,625
 301,000   Centerpoint Energy, Inc, Series B
           7.250%, due 09/01/10 .........................    335,718
 195,000   Chesapeake Energy Corp.
           8.125%, due 04/01/11 .........................    211,087
 339,000   Chesapeake Energy Corp. (O)
           7.000%, due 08/15/14 .........................    361,035
 180,000   Chesapeake Energy Corp. (C)
           6.375%, due 06/15/15 .........................    184,950
 470,000   Chesapeake Energy Corp.
           6.875%, due 01/15/16 .........................    492,325
 295,000   CMS Energy Corp.
           8.500%, due 04/15/11 .........................    335,194
 300,000   Edison Mission Energy (O)
           7.730%, due 06/15/09 .........................    322,500
 710,000   El Paso Corp. (O)
           7.000%, due 05/15/11 .........................    717,987
 215,000   El Paso Natural Gas Co., Series A
           7.625%, due 08/01/10 .........................    235,425
 585,000   El Paso Production Holding Co.
           7.750%, due 06/01/13 .........................    612,787
 135,000   Encore Acquisition Co.
           8.375%, due 06/15/12 .........................    150,188
  45,000   Encore Acquisition Co.
           6.250%, due 04/15/14 .........................     45,225
 152,000   Enterprise Products Operating LP, Series B
           6.375%, due 02/01/13 .........................    162,917
 318,000   Enterprise Products Operating LP(C)
           5.600%, due 10/15/14 .........................    320,821
 510,000   FirstEnergy Corp., Series B
           6.450%, due 11/15/11 .........................    554,100
 220,000   FirstEnergy Corp., Series C
           7.375%, due 11/15/31 .........................    251,236
 285,000   Foundation Pennsylvania Coal Co. (C)
           7.250%, due 08/01/14 .........................    303,525
 250,000   Gaz Capital S.A. (C)(D)(O)
           8.625%, due 04/28/34 .........................    292,500
 370,000   Hanover Compressor Co.
           9.000%, due 06/01/14 .........................    411,625
 195,000   MSW Energy Holdings LLC/
           MSW Energy Finance Co., Inc., Series B
           7.375%, due 09/01/10 .........................    204,750
 105,000   Newfield Exploration Co. (C)
           6.625%, due 09/01/14 .........................    111,038

                See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

30           HIGH INCOME FUND - PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                             Value
Par Value                                                   (Note 2)
---------                                                  ----------
CORPORATE NOTES AND BONDS (CONTINUED)

           ENERGY (CONTINUED)
$535,000   NRG Energy, Inc. (C)
           8.000%, due 12/15/13 .........................  $  583,150
 220,000   OAO Gazprom (C)(D)
           9.625%, due 03/01/13 .........................     259,600
 175,000   Peabody Energy Corp., Series B (O)
           6.875%, due 03/15/13 .........................     189,438
 335,000   Peabody Energy Corp. (O)
           5.875%, due 04/15/16 .........................     333,325
 300,000   Petroleum Geo-Services ASA(D)
           10.000%, due 11/05/10 ........................     342,000
 225,000   Plains Exploration & Production Co. (O)
           7.125%, due 06/15/14 .........................     245,250
 260,000   Premcor Refining Group, Inc. (O)
           7.750%, due 02/01/12 .........................     286,650
 195,000   Pride International, Inc.
           7.375%, due 07/15/14 .........................     213,038
 470,000   Reliant Energy, Inc.
           9.250%, due 07/15/10 .........................     524,050
 140,000   Reliant Energy, Inc.
           6.750%, due 12/15/14 .........................     139,125
  40,000   SESI LLC
           8.875%, due 05/15/11 .........................      43,800
 130,000   TECO Energy, Inc.
           7.000%, due 05/01/12 .........................     142,025
                                                           ----------
                                                           13,010,546
                                                           ----------

           FINANCE - 1.81%
 307,000   Alamosa, Inc. (B)
           0.000%, due 07/31/09 .........................     333,095
  71,000   Alamosa, Inc.
           11.000%, due 07/31/10 ........................      83,602
 185,000   BCP Caylux Holdings Luxembourg S.C.A. (C)(D)
           9.625%, due 06/15/14 .........................     208,588
 255,000   Bombardier Recreational Products, Inc. (D)(O)
           8.375%, due 12/15/13 .........................     272,212
 330,000   Eircom Funding (D)(O)
           8.250%, due 08/15/13 .........................     364,650
 355,000   JSG Funding PLC (D)
           9.625%, due 10/01/12 .........................     395,825
  90,000   K&F Acquisition, Inc. (C)
           7.750%, due 11/15/14 .........................      92,925
 210,000   Refco Finance Holdings LLC (C)
           9.000%, due 08/01/12 .........................     229,950
 145,000   Standard Aero Holdings, Inc. (C)
           8.250%, due 09/01/14 .........................     156,600
                                                           ----------
                                                            2,137,447
                                                           ----------

           HEALTH CARE SERVICES - 3.35%
 325,000   AmerisourceBergen Corp.
           7.250%, due 11/15/12 .........................     363,187
 225,000   Beverly Enterprises, Inc. (C)
           7.875%, due 06/15/14 .........................     241,312
 255,000   Cdrv Investors, Inc. (B)(C)
           0.000%, due 01/01/15 .........................     158,419
 175,000   Extendicare Health Services, Inc.
           6.875%, due 05/01/14 .........................     178,500
 910,000   HCA, Inc.
           7.875%, due 02/01/11 .........................   1,002,366
 300,000   HCA, Inc.
           6.375%, due 01/15/15 .........................     301,215
 565,000   InSight Health Services Corp., Series B (O)
           9.875%, due 11/01/11 .........................     570,650
  90,000   Medcath Holdings Corp.
           9.875%, due 07/15/12 .........................      97,650
 350,000   Tenet Healthcare Corp.
           6.500%, due 06/01/12 .........................     323,750
 305,000   Tenet Healthcare Corp. (C)
           9.875%, due 07/01/14 .........................     332,450
 340,000   US Oncology, Inc. (C)
           10.750%, due 08/15/14 ........................     393,550
                                                           ----------
                                                            3,963,049
                                                           ----------

           INDUSTRIALS - 6.95%
 325,000   Affinia Group, Inc. (C)
           9.000%, due 11/30/14 .........................     338,812
 445,000   AMSTED Industries, Inc. (C)
           10.250%, due 10/15/11 ........................     502,850
 420,000   BE Aerospace, Inc., Series B (O)
           8.875%, due 05/01/11 .........................     438,900
  35,000   Case Corp.
           7.250%, due 01/15/16 .........................      34,388
  45,000   Cooper-Standard Automotive, Inc. (C)
           8.375%, due 12/15/14 .........................      44,888
 290,000   Da-Lite Screen Co., Inc.
           9.500%, due 05/15/11 .........................     319,000
 500,000   Flextronics International, Ltd. (D)
           6.500%, due 05/15/13 .........................     512,500
 120,000   General Binding Corp. (O)
           9.375%, due 06/01/08 .........................     120,000
 187,000   Grupo Transportacion Ferroviaria
           Mexicana, S.A. de C.V. (D)
           12.500%, due 06/15/12 ........................     218,323
 200,000   Integrated Electrical Services, Inc., Series C
           9.375%, due 02/01/09 .........................     188,000
 290,000   Invensys PLC (C)(D)(O)
           9.875%, due 03/15/11 .........................     311,750
 100,000   Jacuzzi Brands, Inc.
           9.625%, due 07/01/10 .........................     111,000
 290,000   JLG Industries, Inc. (O)
           8.250%, due 05/01/08 .........................     313,200
 785,000   Johnsondiversey Holdings, Inc. (B)
           0.000%, due 05/15/13 .........................     679,025
 375,000   Johnsondiversey, Inc., Series B
           9.625%, due 05/15/12 .........................     419,062
 352,000   KI Holdings, Inc. (B)(C)
           0.000%, due 11/15/14 .........................     225,280
 315,000   Manitowoc Co., Inc. (F)
           10.375%, due 05/15/11 ........................     479,718
  70,000   Manitowoc Co., Inc. (O)
           10.500%, due 08/01/12 ........................      80,500
 435,000   Milacron Escrow Corp.
           11.500%, due 05/15/11 ........................     461,100
 120,000   Ocean Rig Norway AS (D)
           10.250%, due 06/01/08 ........................     123,600
 290,000   SPX Corp.
           7.500%, due 01/01/13 .........................     314,650

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

          HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)            31

                                                             Value
Par Value                                                   (Note 2)
---------                                                  ----------
CORPORATE NOTES AND BONDS (CONTINUED)

            INDUSTRIALS (CONTINUED)
$ 145,000   Thermadyne Holdings Corp.
            9.250%, due 02/01/14 ........................  $  141,375
  370,000   TRW Automotive, Inc.
            9.375%, due 02/15/13 ........................     429,200
   35,000   TRW Automotive, Inc. (O)
            11.000%, due 02/15/13 .......................      42,175
  295,000   Valmont Industries, Inc. (O)
            6.875%, due 05/01/14 ........................     306,800
  220,000   Visteon Corp. (O)
            7.000%, due 03/10/14 ........................     210,100
  225,000   Werner Holding Co., Inc., Series A(O)
            10.000%, due 11/15/07 .......................     186,750
  605,000   Xerox Corp.
            7.625%, due 06/15/13 ........................     663,987
                                                           ----------
                                                            8,216,933
                                                           ----------

            MACHINERY - 0.96%
  135,000   AGCO Corp. (F)
            6.875%, due 04/15/14 ........................     193,715
  280,000   Case New Holland, Inc. (C)
            9.250%, due 08/01/11 ........................     311,500
  230,000   Terex Corp., Series B (O)
            10.375%, due 04/01/11 .......................     257,600
  350,000   Terex Corp.
            7.375%, due 01/15/14 ........................     375,375
                                                           ----------
                                                            1,138,190
                                                           ----------

            MEDIA - 5.71%
  504,000   Allbritton Communications Co. (O)
            7.750%, due 12/15/12 ........................     521,640
  385,000   Cablevision Systems Corp. (C)
            8.000%, due 04/15/12 ........................     410,987
  700,000   CSC Holdings, Inc., Series B
            8.125%, due 08/15/09 ........................     765,625
  230,000   CSC Holdings, Inc. (C)
            6.750%, due 04/15/12 ........................     236,900
  244,000   Dex Media East LLC/Dex Media East Finance Co.
            12.125%, due 11/15/12 .......................     297,375
  194,000   Dex Media West LLC, Series B
            9.875%, due 08/15/13 ........................     223,585
1,115,000   Dex Media, Inc. (B)(O)
            0.000%, due 11/15/13 ........................     873,881
  270,000   DirecTV Holdings LLC
            8.375%, due 03/15/13 ........................     302,738
  205,000   Emmis Operating Co.
            6.875%, due 05/15/12 ........................     214,481
  545,000   Granite Broadcasting Corp. (O)
            9.750%, due 12/01/10 ........................     520,475
  210,000   Lamar Media Corp.
            7.250%, due 01/01/13 ........................     226,800
  260,000   Lighthouse International Co. S.A. (C)(F)
            8.000%, due 04/30/14 ........................     362,521
  105,000   MediaCom Broadband LLC
            11.000%, due 07/15/13 .......................     112,875
  240,000   MediaCom LLC/ Media Capital Corp. (O)
            9.500%, due 01/15/13 ........................     240,900
  325,000   Medianews Group, Inc.
            6.875%, due 10/01/13 ........................     333,125
  270,000   PRIMEDIA, Inc.
            8.875%, due 05/15/11 ........................     285,525
  400,000   PRIMEDIA, Inc.
            8.000%, due 05/15/13 ........................     411,500
  210,000   Spanish Broadcasting Systems, Inc.
            9.625%, due 11/01/09 ........................     220,500
  180,000   Young Broadcasting, Inc. (O)
            8.500%, due 12/15/08 ........................     192,600
                                                           ----------
                                                            6,754,033
                                                           ----------

            METALS AND MINING - 1.79%
  235,000   Century Aluminum Co. (C)
            7.500%, due 08/15/14 ........................     250,275
  346,000   Freeport-McMoRan Copper & Gold, Inc.
            6.875%, due 02/01/14 ........................     343,837
   60,000   IMCO Recycling Escrow, Inc. (C)
            9.000%, due 11/15/14 ........................      62,400
  237,000   Ispat Inland ULC (D)
            9.750%, due 04/01/14 ........................     292,695
  430,000   Oregon Steel Mills, Inc. (O)
            10.000%, due 07/15/09 .......................     478,375
  365,000   Russel Metals, Inc. (D)
            6.375%, due 03/01/14 ........................     370,475
   95,000   SGL Carbon Luxembourg S.A. (C)(F)
            8.500%, due 02/01/12 ........................     144,034
  165,000   Steel Dynamics, Inc.
            9.500%, due 03/15/09 ........................     180,675
                                                           ----------
                                                            2,122,766
                                                           ----------

            PIPELINE - 2.17%
  700,000   ANR Pipeline Co.
            9.625%, due 11/01/21 ........................     881,125
  490,000   Dynegy Holdings, Inc. (C)
            9.875%, due 07/15/10 ........................     547,575
  125,000   Dynegy Holdings, Inc. (O)
            6.875%, due 04/01/11 ........................     120,312
  215,000   Markwest Energy Partners, L.P. (C)
            6.875%, due 11/01/14 ........................     218,225
  734,000   Williams Cos., Inc.
            7.125%, due 09/01/11 ........................     801,895
                                                           ----------
                                                            2,569,132
                                                           ----------

            PRINTING - 0.44%
  200,000   Cenveo Corp. (O)
            7.875%, due 12/01/13 ........................     186,000
   19,000   Hollinger, Inc. (C)(D)
            11.875%, due 03/01/11 .......................      22,420
  175,000   Houghton Mifflin Co. (O)
            9.875%, due 02/01/13 ........................     191,625
  110,000   Mail-Well I Corp.
            9.625%, due 03/15/12 ........................     120,725
                                                           ----------
                                                              520,770
                                                           ----------

            REITS - 0.33%
  270,000   Host Marriott LP
            7.125%, due 11/01/13 ........................     288,563
   95,000   MeriStar Hospitality Operating Partnership LP/
            MeriStar Hospitality Finance Corp.
            10.500%, due 06/15/09 .......................     103,550
                                                           ----------
                                                              392,113
                                                           ----------

                See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

32           HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                             Value
Par Value                                                   (Note 2)
---------                                                  ----------
CORPORATE NOTES AND BONDS (CONTINUED)
            RECREATION - 6.75%
$ 203,000   AMC Entertainment, Inc.
            9.500%, due 02/01/11 ........................  $  209,851
  395,000   AMC Entertainment, Inc. (C)
            8.625%, due 08/15/12 ........................     436,475
  145,000   AMF Bowling Worldwide, Inc.
            10.000%, due 03/01/10 .......................     154,788
  300,000   Aztar Corp. (O)
            7.875%, due 06/15/14 ........................     330,750
  515,000   Boyd Gaming Corp.
            6.750%, due 04/15/14 ........................     539,462
  155,000   Caesars Entertainment, Inc.
            8.875%, due 09/15/08 ........................     175,537
  575,000   Caesars Entertainment, Inc. (O)
            8.125%, due 05/15/11 ........................     664,125
   40,000   Herbst Gaming, Inc. (C)
            7.000%, due 11/15/14 ........................      40,500
  720,000   Hilton Hotels Corp.
            7.625%, due 12/01/12 ........................     841,985
   90,000   Intrawest Corp. (C)(D)
            7.500%, due 10/15/13 ........................      95,738
  290,000   Isle of Capri Casinos, Inc.
            7.000%, due 03/01/14 ........................     295,800
  305,000   Loews Cineplex Entertainment Corp. (C)
            9.000%, due 08/01/14 ........................     330,163
  255,000   Mandalay Resort Group
            9.375%, due 02/15/10 ........................     297,075
  115,000   MGM Mirage, Inc. (O)
            8.500%, due 09/15/10 ........................     130,813
  545,000   MGM Mirage, Inc. (O)
            8.375%, due 02/01/11 ........................     614,487
  315,000   MGM Mirage, Inc. (O)
            5.875%, due 02/27/14 ........................     309,487
   70,000   Pinnacle Entertainment, Inc.
            8.250%, due 03/15/12 ........................      74,375
  365,000   Pinnacle Entertainment, Inc., Series B (O)
            8.750%, due 10/01/13 ........................     395,112
  345,000   Royal Caribbean Cruises, Ltd.
            6.875%, due 12/01/13 ........................     372,600
   75,000   Scientific Games Corp. (C)
            6.250%, due 12/15/12 ........................      76,313
  415,000   Six Flags, Inc. (O)
            9.750%, due 04/15/13 ........................     421,225
  750,000   Starwood Hotels & Resorts Worldwide, Inc.
            7.875%, due 05/01/12 ........................     856,875
  315,000   Station Casinos, Inc. (O)
            6.500%, due 02/01/14 ........................     323,663
                                                           ----------
                                                            7,987,199
                                                           ----------

            RETAIL - 2.77%
  555,000   Couche Tard US L.P.
            7.500%, due 12/15/13 ........................     595,238
  350,000   Dollar General Corp.
            8.625%, due 06/15/10 ........................     406,875
  200,000   Duane Reade, Inc. (C)(O)
            9.750%, due 08/01/11 ........................     182,000
  290,000   Finlay Fine Jewelry Corp. (O)
            8.375%, due 06/01/12 ........................     313,200
  165,000   Remington Arms Co., Inc.
            10.500%, due 02/01/11 .......................     159,225
   45,000    Rite Aid Corp. (O)
            9.500%, due 02/15/11 ........................      49,387
  580,000   Rite Aid Corp. (O)
            9.250%, due 06/01/13 ........................     585,800
  205,000   Rite Aid Corp. (O)
            6.875%, due 08/15/13 ........................     184,500
  300,000   Saks, Inc. (O)
            7.000%, due 12/01/13 ........................     306,375
  240,000   Williams Scotsman, Inc. (O)
            9.875%, due 06/01/07 ........................     240,000
  230,000   Williams Scotsman, Inc.
            10.000%, due 08/15/08 .......................     255,300
                                                           ----------
                                                            3,277,900
                                                           ----------

            SCHOOLS - 0.22%
  262,000   KinderCare Learning Centers, Inc., Series B
            9.500%, due 02/15/09 ........................     262,983
                                                           ----------
            TECHNOLOGY - 0.64%
  290,000   Argo-Tech Corp.
            9.250%, due 06/01/11 ........................     318,275
  358,000   Fisher Scientific International, Inc.
            8.125%, due 05/01/12 ........................     397,380
   40,000   MagnaChip Semiconductor (C)(D)
            8.000%, due 12/15/14 ........................      41,700
                                                           ----------
                                                              757,355
                                                           ----------

            TELECOMMUNICATIONS - 6.97%
  594,000   AT&T Corp.
            9.050%, due 11/15/11 ........................     683,842
  390,000   Centennial Cellular Corp Operating Co./
            Centennial Communications Corp. LLC
            10.125%, due 06/15/13 .......................     437,775
  365,000   Cincinnati Bell, Inc. (O)
            8.375%, due 01/15/14 ........................     369,562
  260,000   Crown Castle International Corp., Series B (O)
            7.500%, due 12/01/13 ........................     279,500
   80,000   Dobson Cellular Systems, Inc. (C)(O)
            8.375%, due 11/01/11 ........................      82,600
  150,000   Dobson Communications Corp. (O)
            8.875%, due 10/01/13 ........................     105,375
  630,000   EchoStar DBS Corp.
            6.375%, due 10/01/11 ........................     644,175
   85,000   FrontierVision Holdings LP(E)
            11.875%, due 09/15/07 .......................     113,475
  130,000   FrontierVision Holdings LP(E)
            11.875%, due 09/15/07 .......................     173,550
  260,000   FrontierVision Operating Partners LP(E)
            11.000%, due 10/15/06 .......................     340,600
  310,000   GCI, Inc.
            7.250%, due 02/15/14 ........................     310,000
  200,000   Innova S de RL de CV(D)(O)
            9.375%, due 09/19/13 ........................     227,500
   40,000   IWO Escrow Co. (C)(G)(H)
            6.320%, due 01/15/12 ........................      40,300
  335,000   Lucent Technologies, Inc. (O)
            5.500%, due 11/15/08 ........................     344,213

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

              HIGH INCOME FUND -PROFOLIO OF INVESTEMENTS(CONTINUED)          33

                                                               Value
                        Par Value                             (Note 2)
                        ---------                           ------------
CORPORATE NOTES AND BONDS (CONTINUED)

             TELECOMMUNICATIONS (CONTINUED)
$ 241,000    MCI, Inc.
             6.908%, due 05/01/07....................       $    246,724
  346,000    MCI, Inc.
             7.688%, due 05/01/09....................            358,110
   23,000    MCI, Inc.
             8.735%, due 05/01/14....................             24,725
  555,000    Nortel Networks, Ltd. (D)
             6.125%, due 02/15/06....................            564,712
  885,000    Paxson Communications Corp. (B)
             0.000%, due 01/15/09 ...................            827,475
   55,000    Rogers Cable, Inc. (D)
             8.750%, due 05/01/32...................              61,050
   70,000    Rogers Wireless Communications, Inc.(C)(D)(O)
             8.000%, due 12/15/12....................             74,025
  145,000    Rogers Wireless Communications, Inc. (D)
             6.375%, due 03/01/14....................            143,550
  150,000    Rogers Wireless Communications, Inc.(C)(D)
             7.500%, due 03/15/15....................            158,250
  280,000    Rural Cellular Corp. (O)
             9.875%, due 02/01/10....................            284,900
   65,000    Rural Cellular Corp.
             8.250%, due 03/15/12....................             68,737
  340,000    Time Warner Telecom Holdings, Inc. (O)
             9.250%, due 02/15/14....................            346,800
  275,000    Time Warner Telecom, Inc. (O)
             10.125%, due 02/01/11...................            270,188
  300,000    UbiquiTel Operating Co.
             9.875%, due 03/01/11....................            336,750
  295,000    US Unwired, Inc., Series B
             10.000%, due 06/15/12...................            332,613
                                                            ------------
                                                               8,251,076
                                                            ------------
             TRANSPORTATION - 1.21%
  165,000    CHC Helicopter Corp. (D)
             7.375%, due 05/01/14....................            174,075
  315,000    GulfMark Offshore, Inc. (C)
             7.750%, due 07/15/14....................            333,900
  190,000    Hornbeck Offshore Services, Inc. (C)
             6.125%, due 12/01/14....................            190,950
  365,000    Kansas City Southern Railway Co.
             7.500%, due 06/15/09....................            383,250
   90,000    Stena AB (D)
             9.625%, due 12/01/12....................            101,700
  252,000    Stena AB (C)(D)
             7.000%, due 12/01/16....................            249,480
                                                            ------------
                                                               1,433,355
                                                            ------------
             UTILITIES - 3.78%
  145,000    Crystal US Holdings 3 LLC/
             Crystal US Sub 3 Corp. (B)(C)
             0.000%, due 10/01/14 ...................            100,412
  370,000    Crystal US Holdings 3 LLC/
             Crystal US Sub 3 Corp. (B)(C)(O)
             0.000%, due 10/01/14....................            253,450
  340,000    DPL, Inc.
             6.875%, due 09/01/11....................            371,325
  345,000    Empresa Nacional de Electricidad S.A.
             (D)
             8.350%, due 08/01/13....................            399,773
  110,000    Inergy LP/Inergy Finance Corp. (C)
             6.875%, due 12/15/14....................            110,550
  610,000    Midwest Generation LLC
             8.750%, due 05/01/34....................            692,350
  185,000    Mission Energy Holding Co.
             13.500%, due 07/15/08...................            230,788
   55,000    Nevada Power Co.
             6.500%, due 04/15/12....................             58,163
  195,000    Nevada Power Co. (C)
             5.875%, due 01/15/15...................             196,462
  260,000    NorthWestern Corp. (C)(O)
             5.875%, due 11/01/14....................            265,972
  500,000    PSEG Energy Holdings, Inc.
             8.625%, due 02/15/08....................            548,750
  145,000    Sierra Pacific Power Co.
             6.250%, due 04/15/12....................            151,344
  170,000    Sierra Pacific Resources (O)
             8.625%, due 03/15/14....................            192,100
  305,000    Texas Genco LLC (C)
             6.875%, due 12/15/14....................            315,294
  585,000    TXU Corp. (C)
             5.550%, due 11/15/14....................            581,145
                                                            ------------
                                                               4,467,878
                                                            ------------
             WASTE DISPOSAL - 0.52%
  250,000    Allied Waste Industries, Inc. (O)
             6.500%, due 11/15/10....................            245,000
  355,000    Allied Waste Industries, Inc.
             7.875%, due 04/15/13....................            363,875
                                                            ------------
                                                                 608,875
                                                            ------------
             TOTAL CORPORATE NOTES AND BONDS                 101,817,918
                                                            ------------
               ( Cost $96,899,243 )

                        Shares
                        ------
   COMMON STOCKS - 0.57%
          INDUSTRIALS - 0.31%
   4,400  Magna International, Inc., Class A......          363,220
                                                            -------
          TELECOMMUNICATIONS - 0.26%
     581  NTL, Inc. *.............................           42,390
  15,371  Telewest Global, Inc. *.................          270,226
                                                            -------
                                                            312,616
                                                            -------
               TOTAL COMMON STOCKS................          675,836
                                                            -------
               ( Cost $619,072 )

ANNUAL REPORT DECEMBER 31,2004

34

                                                                    VALUE
                           SHARES                                 (NOTE 2)
                           ------                               ------------
PREFERRED STOCKS - 0.30%

                  INDUSTRIALS - 0.29%
       6,450      Ford Motor Co. Capital Trust II (O)(P)
                  6.500%.....................................   $    340,495
          11      HLI Operating Co., Inc. (P)*
                  8.000%.....................................            858
                                                                ------------
                                                                     341,353
                                                                ------------
                  MEDIA - 0.00%
           1      PTV, Inc. (O)
                  10.000%....................................              5
                                                                ------------

                  REITS - 0.01%
         300      HRPT Properties Trust (O)
                  8.750%.....................................          8,297
                                                                ------------

                  TOTAL PREFERRED STOCKS.....................        349,655
                                                                ------------
                  (Cost $345,132)

WARRANTS AND RIGHTS - 0.00%

                  COMMUNICATION - 0.00%
          50      GT Group Telecom, Inc., Exp. 02/01/10
                  (C)(L) *...................................             --
                                                                ------------

                  INDUSTRIALS - 0.00%
         236      Thermadyne Holdings Corp., Class B, Exp.
                  05/23/06 (Exercise Price $20.78) *.........             13
                                                                ------------

                  TOTAL WARRANTS AND RIGHTS                               13
                                                                ------------
                  (Cost $3,448 )

               FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS - 0.59%

                         PAR VALUE
                         ---------
                  BRAZIL - 0.29%
$     96,929      Federal Republic of Brazil (D)
                  8.000%, due 04/15/14.......................         99,168
     234,000      Federal Republic of Brazil (D)
                  8.875%, due 10/14/19.......................        246,636
                                                                     -------
                                                                     345,804
                                                                     -------
                  PANAMA - 0.16%
     167,000      Panama Government International Bond (D)
                  9.375%, due 01/16/23.......................        192,885
                                                                     -------

                  RUSSIA - 0.14%
      99,000      Russia Government International Bond (D)
                  12.750%, due 06/24/28......................        162,390
                                                                     -------

                  TOTAL FOREIGN GOVERNMENT AND
                  AGENCY OBLIGATIONS.........................        701,079
                                                                     -------
                  (Cost $677,527)

                                                                   VALUE
                          PAR VALUE                               (NOTE 2)
                          ---------                             ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.01%

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.01%
$ 10,666,000      1.250%, due 01/03/05 (A)(N)..............     $ 10,665,259
                                                                ------------

                  TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS.......................       10,665,259
                                                                ------------
                  (Cost $10,665,259)

                          SHARES
                          ------
INVESTMENT COMPANIES - 21.61%

          17      SSgA Prime Money Market Fund.............                17
  25,563,564      State Street Navigator Securities
                  Lending Prime Portfolio (I)..............        25,563,564
                                                                -------------

                  TOTAL INVESTMENT COMPANIES...............        25,563,581
                                                                -------------
                  (Cost $25,563,581)

TOTAL INVESTMENTS - 120.08%................................       142,071,427
                                                                -------------
(Cost $136,953,976** )
NET OTHER ASSETS AND LIABILITIES - (20.08)%................       (23,753,077)
                                                                -------------
TOTAL NET ASSETS - 100.00%.................................     $ 118,318,350
                                                                =============

----------
 *    Non-income producing.

 **   Aggregate cost for Federal tax purposes was $137,010,101.

(A)   Rate noted represents annualized yield at time of purchase.

(B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.

(C) Securities sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 10.11% of total net assets.

(E)   In Default. Issuer is bankrupt.

(F) Notes and bonds denominated in foreign currencies and converted to U.S. dollars at period end exchange rates. The aggregate of these securities is 1.78% of total net assets.

(G) Floating rate or variable rate note. Rate shown is as of December 31, 2004.

(H)   Security purchased on a delayed delivery or when-issued basis.

(I)   Represents collateral held in connection with securities lending.

(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).

(N) Security pledged as collateral for when-issued purchase committments oustanding as of December 31, 2004.

(O)   All (or part of security) on loan.

(P)   Convertible.

IO    Interest Only. The rate shown is an internal rate of return.

PIK   Payment-In-Kind

PLC   Public Limited Company.

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                     APPRECIATION/
 CURRENCY     SETTLEMENT DATE  LOCAL AMOUNT      FACE AMOUNT          VALUE         (DEPRECIATION)
 --------     ---------------  ------------      -----------       -----------      --------------
Euro (sell)       01/19/05         315,000       $   410,653       $   426,470       $   (15,817)
Euro (sell)       01/19/05          40,163       $    51,976       $    54,375       $    (2,399)
Euro (sell)       02/14/05       1,161,894       $ 1,502,202       $ 1,573,467       $   (71,265)
Euro (sell)       02/14/05          40,646       $    52,987       $    55,044       $    (2,057)
Euro (buy)        02/14/05         197,196       $   263,891       $   267,047       $     3,156
SK (buy)          02/14/05          46,804       $     6,708       $     7,019       $       311
                                                                                     -----------
                                                                                     $   (88,071)
                                                                                     ===========
SK Swedish Krona.

                See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

36

                    BALANCED FUND -- PORTFOLIO OF INVESTMENTS

                                                             VALUE
SHARES                                                      (NOTE 2)
------                                                    -----------
COMMON STOCKS - 62.48%

             CONSUMER DISCRETIONARY - 7.69%
  164,000    Carnival Corp. .........................     $ 9,451,320
   70,940    Comcast Corp., Class A* ................       2,360,883
  151,800    Home Depot, Inc. .......................       6,487,932
   50,700    Kohl's Corp. * .........................       2,492,919
  236,900    McDonald's Corp. .......................       7,595,014
  226,000    Target Corp. ...........................      11,736,180
  117,100    Tiffany & Co. ..........................       3,743,687
  193,600    Time Warner, Inc. * ....................       3,763,584
  146,800    Viacom, Inc., Class B ..................       5,342,052
  267,000    Walt Disney Co. ........................       7,422,600
                                                          -----------
                                                           60,396,171
                                                          -----------

             CONSUMER STAPLES - 6.30%
  183,400    Coca-Cola Co. ..........................       7,634,942
  161,452    CVS Corp. ..............................       7,276,642
  146,800    General Mills, Inc. ....................       7,297,428
   79,100    Kimberly-Clark Corp. ...................       5,205,571
   73,000    Procter & Gamble Co. ...................       4,020,840
  294,400    Sara Lee Corp. .........................       7,106,816
  207,400    Wal-Mart Stores, Inc. ..................      10,954,868
                                                          -----------
                                                           49,497,107
                                                          -----------

             ENERGY - 5.72%
   65,000    Anadarko Petroleum Corp. ...............       4,212,650
   96,346    BP PLC, ADR ............................       5,626,607
   92,000    ChevronTexaco Corp. ....................       4,830,920
  156,600    Devon Energy Corp. .....................       6,094,872
  188,400    Exxon Mobil Corp. ......................       9,657,384
   44,900    Kerr-McGee Corp. .......................       2,594,771
  127,600    Marathon Oil Corp. .....................       4,799,036
   73,600    Schlumberger, Ltd. .....................       4,927,520
   52,062    Transocean, Inc. * .....................       2,206,908
                                                          -----------
                                                           44,950,668
                                                          -----------

             FINANCIALS - 12.62%
   84,600    ACE, Ltd. ..............................       3,616,650
  176,914    Allstate Corp. .........................       9,149,992
  104,800    American International Group, Inc. .....       6,882,216
  323,996    Bank of America Corp. ..................      15,224,572
   33,700    Chubb Corp. ............................       2,591,530
  310,205    Citigroup, Inc. ........................      14,945,677
   38,900    Goldman Sachs Group, Inc. ..............       4,047,156
  171,454    J.P.Morgan Chase & Co ..................       6,688,421
   67,700    Marsh & McLennan Cos., Inc. ............       2,227,330
  106,900    Morgan Stanley .........................       5,935,088
  130,100    National City Corp. ....................       4,885,255
  188,800    Prudential Financial, Inc. .............      10,376,448
   59,500    SunTrust Banks, Inc. ...................       4,395,860
  131,500    Wells Fargo & Co. ......................       8,172,725
                                                          -----------
                                                           99,138,920
                                                          -----------

             HEALTH CARE - 6.58%
  131,900    Abbott Laboratories ....................       6,153,135
  174,600    Applera Corp. - Applied Biosystems Group       3,650,886
  168,600    Baxter International, Inc. .............       5,823,444
  215,200    Bristol-Myers Squibb Co. ...............       5,513,424
   40,300    Genzyme Corp. * ........................       2,340,221
  147,350    GlaxoSmithKline PLC, ADR (O) ...........       6,982,916
   14,080    Hospira, Inc. * ........................     $   471,680
  277,300    IMS Health, Inc. .......................       6,436,133
   74,500    MedImmune, Inc. * ......................       2,019,695
   46,300    Merck & Co., Inc. ......................       1,488,082
  154,719    Pfizer, Inc. ...........................       4,160,394
  157,300    Wyeth ..................................       6,699,407
                                                          -----------
                                                           51,739,417
                                                          -----------

             INDUSTRIALS - 7.50%
   89,700    Burlington Northern Santa Fe Corp.......       4,243,707
  118,100    Dover Corp. ............................       4,953,114
   69,100    Emerson Electric Co. ...................       4,843,910
   56,900    FedEx Corp. ............................       5,604,081
  294,800    General Electric Co. ...................      10,760,200
  183,400    Honeywell International, Inc. ..........       6,494,194
   50,000    Illinois Tool Works, Inc. ..............       4,634,000
   70,000    Textron, Inc. ..........................       5,166,000
   69,100    United Technologies Corp. ..............       7,141,485
  168,200    Waste Management, Inc. .................       5,035,908
                                                          -----------
                                                           58,876,599
                                                          -----------

             INFORMATION TECHNOLOGY - 10.03%
  336,000    ADC Telecommunications, Inc. (O) * .....         900,480
  137,100    Applied Materials, Inc. * ..............       2,344,410
  233,000    Autodesk, Inc. .........................       8,842,350
  139,500    Celestica, Inc. * ......................       1,968,345
  193,100    Cisco Systems, Inc. * ..................       3,726,830
  125,500    Computer Sciences Corp. * ..............       7,074,435
   94,800    Dell, Inc. * ...........................       3,994,872
  146,100    EMC Corp. * ............................       2,172,507
  103,440    First Data Corp. .......................       4,400,337
   33,919    Freescale Semiconductor, Inc. * ........         622,753
  182,700    Hewlett-Packard Co. ....................       3,831,219
  127,500    Intel Corp. ............................       2,982,225
   92,100    International Business Machines Corp....       9,079,218
  119,748    Koninklijke Philips Electronics N.V ....       3,173,322
  140,400    Micron Technology, Inc. * ..............       1,733,940
  261,800    Microsoft Corp. ........................       6,992,678
  307,200    Motorola, Inc. .........................       5,283,840
  148,139    PeopleSoft, Inc. (O) * .................       3,922,721
  178,100    Texas Instruments, Inc. ................       4,384,822
   49,964    VERITAS Software Corp. * ...............       1,426,472
                                                          -----------
                                                           78,857,776
                                                          -----------

             MATERIALS - 1.96%
  131,000    Alcoa, Inc. ............................       4,116,020
  109,700    E.I. du Pont de Nemours & Co. ..........       5,380,785
    2,396    Neenah Paper, Inc. (O) * ...............          78,110
  132,700    Rohm and Haas Co. ......................       5,869,321
                                                          -----------
                                                           15,444,236
                                                          -----------

             TELECOMMUNICATION SERVICES - 2.34%
  104,200    ALLTEL Corp ............................       6,122,792
  289,700    SBC Communications, Inc. ...............       7,465,569
  118,412    Verizon Communications, Inc. ...........       4,796,870
                                                          -----------
                                                           18,385,231
                                                          -----------

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                                                             VALUE
                       SHARES                               (NOTE 2)
                       ------                             ------------
COMMON STOCKS (CONTINUED)

             UTILITIES - 1.74%
  46,000     Ameren Corp. ...........................     $  2,306,440
  83,000     Consolidated Edison, Inc. ..............        3,631,250
  68,200     FPL Group, Inc. ........................        5,097,950
  59,000     Progress Energy, Inc. ..................        2,669,160
                                                          ------------
                                                            13,704,800
                                                          ------------

             TOTAL COMMON STOCKS ....................      490,990,925
                                                          ------------
             (Cost $380,328,761)

                      PAR VALUE
                      ---------
ASSET BACKED - 1.47
$  775,000    Aames Mortgage Investment Trust,
              Series 2004-1, Class B1A(G)(M)
              5.418%, due 01/25/35 ...................        687,328
 1,011,219    ABSC Long Beach Home Equity Loan Trust,
              Series 2000-LB1, Class AF5 (M)
              8.050%, due 09/21/30 ...................      1,019,643
 1,500,000    ABSC Manufactured Housing Contract,
              Series 2004-OK1, Class A4 (C)
              5.019%, due 04/16/30 ...................        848,892
 1,100,000    Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34 ...................      1,088,639
 1,300,000    Citibank Credit Card Issuance Trust,
              Series 2004-A1, Class A1
              2.550%, due 01/20/09 ...................      1,277,878
 1,120,000    GMAC Home Equity Loan Trust,
              Series 2004-HE2, Class M1 (G)
              3.950%, due 10/25/33 ...................      1,089,496
 1,720,658    Green Tree Financial Corp.,
              Series 1996-1, Class M1
              7.000%, due 03/15/27 ...................      1,746,468
 2,100,000    Green Tree Home Equity Loan Trust,
              Series 1999-A, Class B1
              8.970%, due 11/15/27 ...................      2,278,493
 1,500,000    Residential Asset Mortgage Products,
              Inc., Series 2003-RS9, Class AI5
              4.990%, due 03/25/31 ...................      1,509,836
                                                           ----------

              TOTAL ASSET BACKED .....................     11,546,673
                                                           ----------
              (Cost $11,899,221)

COMMERCIAL MORTGAGE BACKED - 2.06%
 2,337,800    Bear Stearns Commercial Mortgage
              Securities, Inc.,
              Series 2001-TOP4, Class A1
              5.060%, due 11/15/16 ...................      2,407,659
 1,325,000    Bear Stearns Commercial Mortgage
              Securities, Inc.,
              Series 2004-T16, Class A2
              3.700%, due 02/13/46 ...................      1,315,941
 1,325,000    Bear Stearns Commercial Mortgage
              Securities, Inc.,
              Series 2004-T16, Class A6 (G)
              4.750%, due 02/13/46 ...................      1,315,957
 1,400,000    Greenwich Capital Commercial Funding
              Corp., Series 2004-GG1, Class A7 (G)
              5.317%, due 06/10/36 ...................      1,454,866

                                                             VALUE
PAR VALUE                                                   (NOTE 2)
---------                                                 -----------
$2,234,102    Morgan Stanley Capital I, Inc.,
              Series 1999-CAM1, Class A3
              6.920%, due 03/15/32 ...................    $ 2,364,160
 2,600,000    Morgan Stanley Capital I, Inc.,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40 ...................      2,629,684
 2,500,000    Morgan Stanley Capital I, Inc.,
              Series 2004-TP13, Class A3
              4.390%, due 09/13/45 ...................      2,472,929
 2,256,712    Wachovia Bank Commercial Mortgage Trust,
              Series 2003-C6, Class A1
              3.364%, due 08/15/35 ...................      2,231,395
                                                          -----------

              TOTAL COMMERCIAL MORTGAGE BACKED .......     16,192,591
                                                          -----------
              (Cost $16,182,790)

PRIVATE LABEL MORTGAGE BACKED - 0.50%
 3,918,203    Countrywide Alternative Loan Trust,
              Series 2002-5, Class A10
              6.750%, due 06/25/32 ...................      3,922,011
                                                          -----------

              TOTAL PRIVATE LABEL MORTGAGE BACKED ....      3,922,011
                                                          -----------
              (Cost $3,978,199)

CORPORATE NOTES AND BONDS - 8.79%

              CABLE - 0.42%
 1,500,000    Comcast Cable Communications, Inc.......
              6.875%, due 06/15/09 ...................      1,666,418
 1,600,000    Comcast Corp. ..........................
              5.300%, due 01/15/14 ...................      1,650,102
                                                          -----------
                                                            3,316,520
                                                          -----------

              CAPITAL GOODS - 0.25%
 2,000,000    Caterpillar Financial Services Corp. ...
              2.500%, due 10/03/06 ...................      1,970,158
                                                          -----------

              CONSUMER DISCRETIONARY - 0.75%
 2,000,000    American Association of Retired Persons
              (C) 7.500%, due 05/01/31 ...............      2,403,330
 1,500,000    Carnival Corp. (D)
              3.750%, due 11/15/07 ...................      1,501,767
 1,850,000    ERAC USA Finance Co. (C)
              6.700%, due 06/01/34 ...................      2,009,226
                                                          -----------
                                                            5,914,323
                                                          -----------

              CONSUMER STAPLES - 0.18%
 1,400,000    Safeway, Inc.
              4.125%, due 11/01/08 ...................      1,391,779
                                                          -----------

              ENERGY - 0.57%
 2,500,000    Occidental Petroleum Corp.
              5.875%, due 01/15/07 ...................      2,614,100
 1,700,000    Pemex Project Funding Master Trust
              7.375%, due 12/15/14 ...................      1,889,550
                                                          -----------
                                                            4,503,650
                                                          -----------

                See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

38               BALANCED FUND--PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                               Value
Par Value                                                    (Note 2)
---------                                                    --------
CORPORATE NOTES AND BONDS (CONTINUED)
                 FINANCE - 1.88%
$  1,500,000     American General Finance Corp.
                 4.625%, due 09/01/10..................   $    1,500,282
   2,000,000     Bear Stearns Cos., Inc
                 7.800%, due 08/15/07..................        2,208,302
   1,500,000     CITGroup, Inc
                 7.375%, due 04/02/07..................        1,619,628
   2,000,000     GE Global Insurance Holding Corp
                 7.000%, due 02/15/26..................        2,171,878
     785,000     GE Global Insurance Holding Corp
                 7.750%, due 06/15/30..................          929,467
   1,350,000     Household Finance Corp
                 6.500%, due 11/15/08..................        1,468,229
   2,500,000     Merrill Lynch & Co., Inc
                 7.375%, due 05/15/06..................        2,644,102
   2,000,000     U.S. Bank N.A. (O)
                 6.300%, due 02/04/14...............           2,217,832
                                                          --------------
                                                              14,759,720
                                                          --------------
                 HEALTH CARE - 0.11%
     780,000     Merck & Co., Inc.
                 6.400%, due 03/01/28..................          849,642
                                                          --------------
                 INDUSTRIALS - 1.11%
   2,000,000     Ford Motor Credit Co.
                 7.600%, due 08/01/05..................        2,046,676
   2,000,000     Ford Motor Credit Co.
                 5.800%, due 01/12/09..................        2,044,284
   2,250,000     General Motors Acceptance Corp.
                 6.125%, due 08/28/07..................        2,316,654
   2,250,000     General Motors Acceptance Corp.
                 6.875%, due 09/15/11..................        2,305,784
                                                          --------------
                                                               8,713,398
                                                          --------------
                 PIPELINE - 0.43%
   2,500,000     Kinder Morgan, Inc.
                 6.650%, due 03/01/05..................        2,515,870
     775,000     Kinder Morgan, Inc. (O)
                 7.250%, due 03/01/28..................          882,153
                                                          --------------
                                                               3,398,023
                                                          --------------
                 REITS - 0.07%
     530,000     Simon Property Group, L.P. (C)
                 5.625%, due 08/15/14..................          548,873
                                                          --------------
                 TELECOMMUNICATIONS - 0.95%
   2,000,000     Bellsouth Capital Funding Corp.
                 7.875%, due 02/15/30 .................        2,491,084
     775,000     Sprint Capital Corp.
                 7.125%, due 01/30/06..................          806,089
   1,500,000     Telephone & Data Systems, Inc.
                 7.000%, due 08/01/06..................        1,571,865
   2,500,000     Verizon Wireless Capital LLC
                 5.375%, due 12/15/06..................        2,589,513
                                                          --------------
                                                               7,458,551
                                                          --------------
                 TRANSPORTATION - 0.31%
   2,000,000     Norfolk Southern Corp.
                 7.250%, due 02/15/31..................        2,399,336
                                                          --------------
                 UTILITIES - 1.76%
   1,400,000     Constellation Energy Group, Inc.
                 4.550%, due 06/15/15..................        1,336,349
   2,000,000     DTE Energy Co.
                 6.450%, due 06/01/06..................        2,082,000
   2,000,000     Energy East Corp.
                 8.050%, due 11/15/10..................        2,346,426
   2,532,928     Niagara Mohawk Power Corp., Series F
                 7.625%, due 10/01/05..................        2,616,041
   2,000,000     Progress Energy, Inc.
                 7.750%, due 03/01/31..................        2,400,272
   3,000,000      Virginia Electric and Power Co.,
                 Series A
                 5.750%, due 03/31/06..................        3,088,359
                                                          --------------
                                                              13,869,447
                                                          --------------
                 TOTAL CORPORATE NOTES AND BONDS.......       69,093,420
                                                          --------------
                 (Cost $65,937,161)

MORTGAGE BACKED - 8.63%

                 FEDERAL HOME LOAN MORTGAGE CORP. -1.83%
   3,837,359     7.000%, due 07/15/27 Series 1974,Class ZA     4,023,151
     247,483     8.000%, due 06/01/30 Pool # C01005....          268,190
     939,421     6.500%, due 01/01/32 Pool # C62333....          986,667
     235,826     6.500%, due 03/01/32 Pool # C65648....          247,627
   6,135,537     5.000%, due 07/01/33 Pool # A11325....        6,105,738
     859,058     6.000%, due 10/01/34 Pool # A28439....          887,852
     883,773     6.000%, due 10/01/34 Pool # A28598....          913,395
     956,160     6.000%, due 11/01/34 Pool # A28556....          988,209
                                                          --------------
                                                              14,420,829
                                                          --------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.89%
     893,119     6.000%, due 05/01/16 Pool # 582558....          936,462
   4,356,601     5.000%, due 12/01/17 Pool # 672243....        4,431,770
   3,416,919     4.500%, due 10/01/18 Pool # 740730....        3,413,736
     973,109     6.000%, due 05/01/21 Pool # 253847....        1,013,112
     129,314     7.000%, due 12/01/29 Pool # 762813....          137,885
     646,012     7.000%, due 11/01/31 Pool # 607515....          684,835
     781,071     6.000%, due 02/01/32 Pool # 611619....          808,741
      24,953     7.000%, due 04/01/32 Pool # 641518....           26,452
     529,828     7.000%, due 05/01/32 Pool # 644591....          561,669
   3,125,328     6.500%, due 06/01/32 Pool # 545691....        3,280,407
      75,575     7.000%, due 08/01/32 Pool # 641302....           80,116
   4,054,758     6.000%, due 08/01/33 Pool # 734849....        4,194,599
   2,040,641     6.000%, due 08/01/33 Pool # 738061....        2,111,019
   2,828,418     6.500%, due 09/01/33 Pool # 737582....        2,967,094
   3,182,995     5.500%, due 10/01/33 Pool # 254904....        3,234,182
  11,063,604     5.500%, due 11/01/33 Pool # 555880....       11,241,521
   6,813,490     5.000%, due 05/01/34 Pool # 780890....        6,763,625
     341,248     7.000%, due 07/01/34 Pool # 792636....          361,612
                                                          --------------
                                                              46,248,837
                                                          --------------

                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.91%
   2,100,000     5.008%, due 12/16/25 Series 2004-43,          2,158,314
                 Class C (G)

     611,323     6.500%, due 04/20/31 Pool # 003068....          642,746
   4,200,000     6.000%, due 07/20/32 Series 2002-50,          4,369,308
                 Class PE                                 --------------
                                                               7,170,368
                                                          --------------
                 TOTAL MORTGAGE BACKED.................       67,840,034
                                                          --------------
                 (Cost $66,962,799)

                  See accompanying Notes to Financial Statements.

                                                  ANNUAL REPORT DECEMBER 31,2004

               BALANCED FUND--PORTFOLIO OF INVESTMENTS (CONTINUED)            39

                                                         Value
Par Value                                               (Note 2)
---------                                               --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.05%

               FEDERAL HOME LOAN MORTGAGE CORP. - 0.76%

$  6,000,000   4.500%, due 01/15/14...............   $    5,997,600
                                                     --------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION -1.44%

   4,750,000   4.000%, due 09/02/08 (O)...........        4,774,790
     750,000   5.250%, due 08/01/12...............          778,223
   2,900,000   4.125%, due 04/15/14 (O)...........        2,810,703
   2,500,000   6.625%, due 11/15/30...............        2,979,160
                                                     --------------
                                                         11,342,876
                                                     --------------

               U.S. TREASURY BOND - 1.49%
   9,755,000   6.250%, due 05/15/30 (O)...........       11,662,941
                                                     --------------
               U.S. TREASURY NOTES - 9.36%
  14,665,000   1.500%, due 03/31/06 (O)...........       14,425,550
  11,680,000   2.000%, due 05/15/06 (O)...........       11,542,211
     450,000   2.625%, due 11/15/06 (O)...........          446,678
  12,000,000   4.375%, due 05/15/07 (O)...........       12,333,276
   9,375,000   2.625%, due 05/15/08 (O)...........        9,165,525
   2,680,000   3.250%, due 01/15/09 (O)...........        2,656,759
   2,600,000   2.625%, due 03/15/09 (O)...........        2,512,351
   3,150,000   5.000%, due 02/15/11 (O)...........        3,350,935
   1,400,000   3.625%, due 05/15/13 (O)...........        1,356,632
   1,500,000   4.250%, due 11/15/13 (O)...........        1,509,434
   9,870,000   4.000%, due 02/15/14 (O)...........        9,733,903
   4,480,000   4.250%, due 11/15/14 (O)...........        4,491,724
                                                     --------------
                                                         73,524,978
                                                     --------------
               TOTAL U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS.................      102,528,395
                                                     --------------
               (Cost $102,034,218)

                                                         Value
Shares                                                  (Note 2)
------                                                  --------
INVESTMENT COMPANIES - 14.14%
           1   Nations Cash Reserves Fund ........   $            1
           1   One Group Institutional Prime Money

               Market Fund .......................                1
  20,830,818   SSgA Prime Money Market Fund ......       20,830,818
  90,325,065   State Street Navigator Securities
               Lending Prime Portfolio (I) .......       90,325,065
                                                     --------------
               TOTAL INVESTMENT COMPANIES ........      111,155,885
                                                     --------------
               (Cost $111,155,885)

TOTALINVESTMENTS - 111.12%                             873,269,934
                                                     --------------
( Cost $758,479,034** )
NET OTHER ASSETS AND LIABILITIES - (11.12)%             (87,413,933)
                                                     --------------
    TOTAL NET ASSETS - 100.00%                       $  785,856,001
                                                     ==============

-------------------------
* Non-income producing.

** Aggregate cost for Federal tax purposes was $758,880,106.

(C) Securities sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.19% of total net assets.

(G) Floating rate or variable rate note. Rate shown is as of December 31, 2004.

(I) Represents collateral held in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(O) All (or portion of security) on loan.

ADR American Depository Receipt.

PLC Public Limited Company.

                  See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

40           GROWTH AND INCOME STOCK FUND - PORTFOLIO OF INVESTMENT

                                                                Value
Shares                                                         (Note 2)
------                                                         --------
COMMON STOCKS - 95.86%

               CONSUMERDISCRETIONARY - 10.85%
     275,295   Comcast Corp., Class A*...................   $    9,161,817
     548,900   Home Depot, Inc...........................       23,459,986
     883,000   McDonald's Corp...........................       28,308,980
     433,500   Target Corp...............................       22,511,655
     697,600   Time Warner, Inc. *.......................       13,561,344
     406,500   Viacom, Inc., Class B.....................       14,792,535
     683,700   Walt Disney Co............................       19,006,860
                                                            --------------
                                                               130,803,177
                                                            --------------

               CONSUMERSTAPLES - 7.29%
     214,200   Altria Group, Inc.........................       13,087,620
     112,800   Coca-Cola Co..............................        4,695,864
     523,400   General Mills, Inc........................       26,018,214
     180,900   Kimberly-Clark Corp.......................        1,905,029
     107,600   Procter & Gamble Co.......................       5,926,608
   1,086,200   Sara Lee Corp.............................       26,220,868
                                                            --------------
                                                                87,854,203
                                                            --------------

               ENERGY - 11.89%
     167,100   Anadarko Petroleum Corp...................       10,829,751
     128,600   Apache Corp...............................        6,503,302
     290,780   BPPLC, AD.................................       16,981,552
     387,946   ChevronTexaco Corp........................       20,371,044
     192,300   ConocoPhillips............................       16,697,409
     119,000   Cooper Cameron Corp. (O) *................        6,403,390
     398,000   Devon Energy Corp.........................       15,490,160
     637,100   Exxon Mobil Corp..........................       32,657,746
     133,800   Schlumberger, Ltd.........................        8,957,910
     197,346   Transocean, Inc. *........................        8,365,497
                                                            --------------
                                                               143,257,761
                                                            --------------

               FINANCIALS - 25.49%
     585,026   Allstate Corp.............................       30,257,545
      75,000   American International Group,Inc..........        4,925,250
     787,342   Bank of America Corp......................       36,997,201
      30,000   Bear Stearns Cos., Inc....................        3,069,300
          55   Berkshire Hathaway, Inc.,ClassA*..........        4,834,500
     970,014   Citigroup, Inc............................       46,735,275
     130,000   Freddie Mac...............................        9,581,000
     577,288   J.P.MorganChase&Co........................       22,520,005
      78,700   Marsh & McLennan Cos., Inc................        2,589,230
     380,600   Morgan Stanley............................       21,130,912
     373,100   National City Corp........................       14,009,905
      73,000   Principal Financial Group, Inc............        2,988,620
     590,000   Prudential Financial, Inc.................       32,426,400
     130,000   St. Paul Travelers Cos., Inc..............        4,819,100
     181,100   SunTrust Banks, Inc.......................       13,379,668
     270,400   U.S. Bancorp..............................        8,468,928
     432,100   Wachovia Corp.............................       22,728,460
     370,000   Wells Fargo & Co..........................       22,995,500
      35,000   XLCapital, Ltd., Class A .................        2,717,750
                                                            --------------
                                                               307,174,549
                                                            --------------

               HEALTH CARE - 7.19%
     542,500   Baxter International, Inc.................       18,737,950
     576,600   Bristol-Myers Squibb Co...................       14,772,492
     390,850   GlaxoSmithKline PLC, ADR (O)..............       18,522,381

                                                                 Value
 Shares                                                        (Note 2)
 ------                                                        --------
               HEALTH CARE (CONTINUED)
     246,300   Merck & Co., Inc.........................    $    7,916,082
     282,700   Pfizer, Inc..............................         7,601,803
     198,400   Watson Pharmaceuticals, Inc. *...........         6,509,504
     295,000   Wyeth....................................        12,564,050
                                                            --------------
                                                                86,624,262
                                                            --------------

               INDUSTRIALS - 10.69%
     266,800   Burlington Northern Santa Fe Corp........        12,622,308
     299,000   Emerson Electric Co......................        20,959,900
     515,000   General Electric Co......................        18,797,500
     703,600   Honeywell International, Inc.............        24,914,476
      93,000   Masco Corp...............................         3,397,290
     207,000   Textron, Inc.............................        15,276,600
     179,600   United Technologies Corp.................        18,561,660
     479,500   Waste Management, Inc....................        14,356,230
                                                            --------------
                                                               128,885,964
                                                            --------------

               INFORMATION TECHNOLOGY - 10.47%
     307,000   Applied Materials, Inc. *.................        5,249,700
     258,800   Automatic Data Processing, Inc............       11,477,780
     498,026   Computer Associates International, Inc.(O)       15,468,688
     289,900   Computer Sciences Corp. *.................       16,341,663
     555,400   EMC Corp. *...............................        8,258,798
      98,401    Freescale Semiconductor, Inc. *..........        1,806,642
     716,435   Hewlett-Packard Co........................       15,023,642
     356,000   Intel Corp................................        8,326,840
     210,400   International Business Machines Corp......       20,741,232
     891,200   Motorola, Inc.............................       15,328,640
     330,400   Texas Instruments, Inc....................        8,134,448
                                                            --------------
                                                               126,158,073
                                                            --------------

               MATERIALS - 4.32%
      55,000   Air Products & Chemicals, Inc.............        3,188,350
     117,800   Alcan, Inc. (O)...........................        5,776,912
     230,000   Alcoa, Inc................................        7,226,600
     428,000   E.I. du Pont de Nemours & Co..............       20,993,400
       5,481   Neenah Paper, Inc. (O) *..................          178,681
      87,000   PPG Industries, Inc.......................        5,929,920
     129,700   Weyerhaeuser Co...........................        8,718,434
                                                            --------------
                                                                52,012,297
                                                            --------------

               TELECOMMUNICATION SERVICES - 4.61%
     329,900   ALLTELCorp................................       19,384,924
     658,000   SBC Communications, Inc...................       16,956,660
     148,500   Telefonos de Mexico S.A. de C.V.,ADR(O)...        5,690,520
     334,435   Verizon Communications, Inc...............       13,547,962
                                                            --------------
                                                                55,580,066
                                                            --------------

               UTILITIES - 3.06%.........................
     176,000   Ameren Corp. (O)..........................        8,824,640
     198,300   Consolidated Edison, Inc. (O).............        8,675,625
     115,400   FPLGroup, Inc. (O)........................        8,626,150
     238,000   Progress Energy, Inc......................       10,767,120
                                                            --------------
                                                                36,893,535
                                                            --------------
               TOTAL COMMON STOCKS                           1,155,243,887
                                                            --------------
               (Cost $927,832,674)

                  See accompany Notes to Financial Statements.

                                                  ANNUAL REPORT DECEMBER 31,2004

             GROWTH AND INCOME STOCK FUND -PORTFOLIO OF INVESTMENTS           41

                                                                  Value
Shares                                                           (Note 2)
------                                                           --------
INVESTMENT COMPANIES - 6.50%

          1   Nations Cash Reserves Fund ...............    $              1
          2   One Group Institutional Prime Money.......
              Market Fund...............................                   2
 47,679,963   SSgAPrime Money Market Fund...............          47,679,963
 30,640,536   State Street Navigator Securities
              Lending Prime Portfolio (I)...............          30,640,536
                                                            ----------------

              TOTAL INVESTMENT COMPANIES................          78,320,502
                                                            ----------------
              ( Cost $78,320,502 )

TOTAL INVESTMENTS - 102.36%.............................       1,233,564,389
( Cost $1,006,153,176** )
NETOTHER ASSETS AND LIABILITIES - (2.36)%...............         (28,482,807)
                                                            ----------------
TOTAL NET ASSETS - 100.00%..............................    $  1,205,081,582
                                                            ================

-------------------------------
* Non-income producing.
** Aggregate cost for Federal tax purposes was $1,006,308,450.
(I) Represents
collateral held in connection with securities lending.
(O) All (or portion of
security) on loan.
ADR American Depository Receipt.
PLC Public Limited Company.

                  See accompany Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31,2004

42          CAPITAL APPRECIATION STOCK FUND-PORTFOLIO OF INVESTMENTS

                                                             Value
  Shares                                                    (Note 2)
  ------                                                 -------------
COMMON STOCKS - 96.62%

             CONSUMER DISCRETIONARY - 12.23%
  281,800    Brinker International, Inc. *.............  $   9,882,726
  210,100    Carnival Corp. ...........................     12,108,063
  139,700    Home Depot, Inc. .........................      5,970,778
  246,800    Kohl's Corp. * ...........................     12,135,156
1,138,800    Liberty Media Corp., Class A* ............     12,504,024
   65,200    Target Corp. .............................      3,385,836
  352,800    Tiffany & Co. ............................     11,279,016
  253,900    Time Warner, Inc. * ......................      4,935,816
  230,300    Viacom, Inc., Class B ....................      8,380,617
  154,600    Walt Disney Co. ..........................      4,297,880
                                                         -------------
                                                            84,879,912
                                                         -------------
             CONSUMER STAPLES - 9.86%
  290,700    Coca-Cola Co. ............................     12,101,841
  242,800    CVS Corp. ................................     10,942,996
  168,000    Estee Lauder Cos., Inc., Class A .........      7,689,360
   66,200    General Mills, Inc. ......................      3,290,802
  288,300    Kraft Foods, Inc., Class A(O) ............     10,266,363
  190,800    Procter & Gamble Co. .....................     10,509,264
  257,700    Wal-Mart Stores, Inc. ....................     13,611,714
                                                         -------------
                                                            68,412,340
                                                         -------------
             ENERGY - 9.35%
  188,770    Apache Corp. .............................      9,546,099
  141,400    ChevronTexaco Corp. ......................      7,424,914
  176,000    ConocoPhillips ...........................     15,282,080
  131,700    Exxon Mobil Corp. ........................      6,750,942
  149,600    Marathon Oil Corp. .......................      5,626,456
  126,700    Noble Corp. * ............................      6,302,058
  178,700    Weatherford International, Ltd. * ........      9,167,310
  134,800    XTO Energy, Inc. (O) .....................      4,769,224
                                                         -------------
                                                            64,869,083
                                                         -------------
             FINANCIALS - 18.40%
  103,700    ACE, Ltd. ................................      4,433,175
  197,000    American International Group, Inc. .......     12,936,990
  318,000    Bank of America Corp. ....................     14,942,820
  185,000    Bank of New York Co., Inc. ...............      6,182,700
   43,300    Chubb Corp. ..............................      3,329,770
  446,000    Citigroup, Inc. ..........................     21,488,280
  155,900    Freddie Mac ..............................     11,489,830
   78,400    Goldman Sachs Group, Inc. ................      8,156,736
   89,200    J.P.Morgan Chase & Co.....................      3,479,692
   90,800    Marsh & McLennan Cos., Inc. ..............      2,987,320
  175,400    MetLife, Inc. ............................      7,105,454
  183,900    U.S. Bancorp .............................      5,759,748
   85,200    Wachovia Corp. ...........................      4,481,520
  209,100    Wells Fargo & Co. ........................     12,995,565
   60,800    XL Capital, Ltd., Class A ................      4,721,120
   46,500    Zions Bancorporation .....................      3,163,395
                                                         -------------
                                                           127,654,115
                                                         -------------
             HEALTH CARE - 10.94%
  330,200    Abbott Laboratories ......................     15,403,830
  527,600    Applera Corp. - Applied Biosystems Group       11,032,116
  177,700    Boston Scientific Corp. * ................      6,317,235
   69,800    Genzyme Corp. * ..........................      4,053,286
   34,570    Hospira, Inc. * ..........................      1,158,095
  458,300    IMS Health, Inc. .........................     10,637,143
   82,800    Johnson & Johnson ........................      5,251,176
  137,500    MedImmune, Inc. * ........................      3,727,625
   66,100    Merck & Co., Inc. ........................      2,124,454
  200,402    Pfizer, Inc. .............................      5,388,810
  176,800    Schering-Plough Corp. ....................      3,691,584
  166,400    Wyeth ....................................      7,086,976
                                                         -------------
                                                            75,872,330
                                                         -------------
             INDUSTRIALS - 11.32%
   91,000    CSX Corp. ................................      3,647,280
  293,000    Dover Corp. ..............................     12,288,420
  107,000    FedEx Corp. ..............................     10,538,430
   72,700    General Dynamics Corp. ...................      7,604,420
  454,400    General Electric Co. .....................     16,585,600
  135,000    Honeywell International, Inc. ............      4,780,350
  102,000    Illinois Tool Works, Inc. ................      9,453,360
  235,000    Masco Corp. ..............................      8,584,550
  169,000    Waste Management, Inc. ...................      5,059,860
                                                         -------------
                                                            78,542,270
                                                         -------------
             INFORMATION TECHNOLOGY - 17.09%
  839,300    ADC Telecommunications, Inc. (O) * .......      2,249,324
  351,100    Altera Corp. * ...........................      7,267,770
  302,000    Autodesk, Inc. ...........................     11,460,900
  551,300    Cadence Design Systems, Inc. (O) * .......      7,613,453
  291,600    Celestica, Inc. (O) * ....................      4,114,476
  338,600    Cisco Systems, Inc. * ....................      6,534,980
  215,500    Dell, Inc. * .............................      9,081,170
  478,400    EMC Corp. * ..............................      7,113,808
  160,965    First Data Corp. .........................      6,847,451
   16,827    Freescale Semiconductor, Inc. * ..........        308,943
  225,100    Hewlett-Packard Co. ......................      4,720,347
  120,100    Intel Corp. ..............................      2,809,139
   64,100    International Business Machines Corp. ....      6,318,978
  138,700    KLA-Tencor Corp. * .......................      6,460,646
  396,000    Micron Technology, Inc. * ................      4,890,600
  613,300    Microsoft Corp. ..........................     16,381,243
  254,600    Motorola, Inc. ...........................      4,379,120
   92,800    Novellus Systems, Inc. * .................      2,588,192
  158,300    PeopleSoft, Inc. (O) * ...................      4,191,784
  113,489    VERITAS Software Corp. * .................      3,240,111
                                                         -------------
                                                           118,572,435
                                                         -------------
             MATERIALS - 2.81%
  120,000    Alcoa, Inc. ..............................      3,770,400
  190,400    Praxair, Inc. ............................      8,406,160
  164,800    Rohm and Haas Co. ........................      7,289,104
                                                         -------------
                                                            19,465,664
                                                         -------------
             TELECOMMUNICATION SERVICES - 2.98%
  126,000    BellSouth Corp. ..........................      3,501,540
  217,300    CenturyTel, Inc. .........................      7,707,631
  290,000    SBC Communications, Inc. .................      7,473,300
   50,000    Verizon Communications, Inc. .............      2,025,500
                                                         -------------
                                                            20,707,971
                                                         -------------

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

    CAPITAL APPRECIATION STOCK FUND - PORTFOLIO OF INVESTMENTS (CONTINUED)    43

                                                         Value
  Shares                                                (Note 2)
  ------                                             -------------
COMMON STOCKS (CONTINUED)
           UTILITIES - 1.64%
   151,900 FPL Group, Inc........................    $  11,354,525
                                                     -------------

           TOTAL COMMON STOCKS...................      670,330,645
                                                     -------------
           (Cost $551,380,452)

INVESTMENT COMPANIES - 4.71%
         2 One Group Institutional Prime Money
           Market Fund...........................                2
23,024,205 SSgA Prime Money Market Fund..........       23,024,205
 9,628,298 State Street Navigator Securities
           Lending Prime Portfolio (I)...........        9,628,298
                                                     -------------

           TOTAL INVESTMENT COMPANIES............       32,652,505
                                                     -------------
           (Cost $32,652,505)

TOTAL INVESTMENTS - 101.33%......................      702,983,150
(Cost $584,032,957**)............................
NET OTHER ASSETS AND LIABILITIES - (1.33)%.......       (9,221,408)
                                                     -------------
TOTAL NET ASSETS - 100.00%.......................    $ 693,761,742
                                                     =============

----------------
       *  Non-income producing.

      **  Aggregate cost for Federal tax purposes was $584,139,277.

      (I) Represents collateral held in connection with securities lending.

      (O) All (or portion of security) on loan.

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

44                 MID-CAP STOCK FUND - PORTFOLIO OF INVESTMENTS

                                                               Value
 Shares                                                       (Note 2)
 ------                                                      -----------
COMMON STOCKS - 96.22%

          CONSUMER DISCRETIONARY - 16.38%
 51,300   Abercrombie & Fitch Co., Class A ................  $ 2,408,535
 15,300   ADVO, Inc. ......................................      545,445
121,600   Belo Corp., Class A .............................    3,190,784
 47,200   Brinker International, Inc. * ...................    1,655,304
 17,400   Cato Corp., Class A .............................      501,468
  7,950   CEC Entertainment, Inc. * .......................      317,762
  7,200   Courier Corp. ...................................      373,824
 57,000   Darden Restaurants, Inc. ........................    1,581,180
 82,600   Ethan Allen Interiors, Inc. (O) .................    3,305,652
 14,300   Gildan Activewear, Inc., Class A* ...............      486,057
  7,900   Herbalife, Ltd. * ...............................      125,330
 37,425   Hibbett Sporting Goods, Inc. * ..................      995,879
105,500   Interpublic Group of Companies, Inc. * ..........    1,413,700
 53,300   Interstate Hotels & Resorts, Inc. * .............      285,688
 59,100   Jones Apparel Group, Inc. .......................    2,161,287
 60,000   Linens 'N Things, Inc. (O) * ....................    1,488,000
 28,100   May Department Stores Co. .......................      826,140
  2,700   Meritage Corp. * ................................      304,290
 13,200   Modine Manufacturing Co. ........................      445,764
145,200   Newell Rubbermaid, Inc. .........................    3,512,388
 30,100   O'Reilly Automotive, Inc. (O) * .................    1,356,005
 32,700   Outback Steakhouse, Inc. ........................    1,497,006
 24,800   Ruby Tuesday, Inc. ..............................      646,784
 18,600   Shoe Carnival, Inc. (O) * .......................      241,800
  8,500   Sonic Corp. * ...................................      259,250
 28,300   Spartan Motors, Inc. ............................      337,619
 12,800   Stage Stores, Inc. * ............................      531,456
 83,500   Talbots, Inc. (O) ...............................    2,273,705
 40,700   Tiffany & Co. ...................................    1,301,179
 24,400   WCI Communities, Inc. (O) * .....................      717,360
 19,400   Yankee Candle Co., Inc. * .......................      643,692
                                                             -----------
                                                              35,730,333
                                                             -----------
          CONSUMER STAPLES - 4.46%
 26,000   Casey's General Stores, Inc. ....................      471,900
 20,700   Clorox Co. ......................................    1,219,851
152,400   Hain Celestial Group, Inc. (O) * ................    3,150,108
 16,300   John B. Sanfilippo & Son, Inc. * ................      420,214
 82,500   McCormick & Co., Inc. ...........................    3,184,500
 27,100   NBTY, Inc. * ....................................      650,671
 13,300   Universal Corp. .................................      636,272
                                                             -----------
                                                               9,733,516
                                                             -----------
          ENERGY - 8.11%
 22,500   Amerada Hess Corp. ..............................    1,853,550
 41,600   BJ Services Co. .................................    1,936,064
 14,500   Encore Aquisition Co. * .........................      506,195
 69,500   ENSCO International, Inc. .......................    2,205,930
 49,800   Forest Oil Corp. * ..............................    1,579,656
 35,600   Magnum Hunter Resources, Inc. * .................      459,240
 43,000   Marathon Oil Corp. ..............................    1,617,230
 55,200   Pioneer Natural Resources Co. ...................    1,937,520
 29,400   Plains Exploration and Production Co. * .........      764,400
 49,500   Smith International, Inc. * .....................    2,693,295
 35,300   Valero Energy Corp. .............................    1,602,620
 23,100   Vintage Petroleum, Inc. .........................      524,139
                                                             -----------
                                                              17,679,839
                                                             -----------
          FINANCIALS - 23.29%
14,100    1st Source Corp. ................................      359,691
22,700    Acadia Realty Trust, REIT .......................      370,010
17,600    American Capital Strategies, Ltd. (O) ...........      586,960
51,076    Associated Banc-Corp. ...........................    1,696,234
39,300    Assured Guaranty, Ltd. ..........................      773,031
37,000    Bear Stearns Cos., Inc. .........................    3,785,470
 7,800    Century Bancorp, Inc., Class A ..................      230,100
75,200    Colonial BancGroup, Inc. ........................    1,596,496
29,400    Compass Bancshares, Inc. ........................    1,430,898
12,900    Delphi Financial Group, Inc., Class A ...........      595,335
43,000    Federated Investors, Inc. .......................    1,307,200
 6,900    Financial Federal Corp. * .......................      270,480
34,300    First Horizon National Corp. ....................    1,478,673
10,900    First Midwest Bancorp, Inc. .....................      395,561
53,800    FirstMerit Corp. (O) ............................    1,532,762
 9,100    Getty Realty Corp., REIT ........................      261,443
74,900    Hibernia Corp., Class A .........................    2,210,299
16,200    IPC Holdings, Ltd. ..............................      704,862
47,000    Jefferson-Pilot Corp. ...........................    2,442,120
12,100    M&T Bank Corp. ..................................    1,304,864
10,500    Maguire Properties, Inc., REIT ..................      288,330
59,700    Marshall & Ilsley Corp. .........................    2,638,740
   600    MB Financial, Inc. ..............................       25,290
22,000    MBIA, Inc. ......................................    1,392,160
33,400    NewAlliance Bancshares, Inc. ....................      511,020
29,400    PartnerRe, Ltd. (O) .............................    1,821,036
22,500    Platinum Underwriters Holdings, Ltd. (Bermuda)...      699,750
77,400    Principal Financial Group, Inc. .................    3,168,756
39,800    Protective Life Corp. ...........................    1,699,062
22,200    PS Business Parks, Inc., REIT ...................    1,001,220
36,000    Radian Group, Inc. ..............................    1,916,640
13,800    RAIT Investment Trust, REIT .....................      385,986
22,000    Reinsurance Group of America, Inc. ..............    1,065,900
56,300    SAFECO Corp. ....................................    2,941,112
19,000    Scottish Re Group Ltd. (O) ......................      492,100
26,500    SL Green Realty Corp., REIT .....................    1,604,575
43,600    TCF Financial Corp. (O) .........................    1,401,304
29,000    Torchmark Corp. .................................    1,657,060
25,200    U-Store-It Trust, REIT* .........................      437,220
46,400    Universal American Financial Corp. * ............      717,808
12,600    Ventas, Inc., REIT ..............................      345,366
18,300    Zions Bancorporation ............................    1,244,949
                                                             -----------
                                                              50,787,873
                                                             -----------
          HEALTH CARE - 5.74%
 5,400    AMERIGROUPCorp. * ...............................      408,564
18,800    AmSurg Corp. * ..................................      555,352
58,400    Becton, Dickinson and Co. .......................    3,317,120
 7,950    CorVel Corp. * ..................................      212,901
 7,200    Diagnostic Products Corp. .......................      396,360
40,912    Fisher Scientific International, Inc. * .........    2,552,091
25,200    Hospira, Inc. * .................................      844,200
 5,200    ICON PLC, ADR * .................................      200,980
38,800    IDEXX Laboratories, Inc. (O) * ..................    2,118,092
39,900    Omnicare, Inc. ..................................    1,381,338
14,000    PolyMedica Corp. ................................      522,060
                                                             -----------
                                                              12,509,058
                                                             -----------

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

            MID-CAP STOCK FUND - PORTFOLIO OF INVESTMENTS (CONTINUED)         45


                                                                 Value
 Shares                                                         (Note 2)
-------                                                      --------------
COMMON STOCKS (CONTINUED)
             INDUSTRIALS - 13.82%
    16,100   Acuity Brands, Inc. ..........................  $      511,980
    32,600   AirTran Holdings, Inc. (O) *..................         348,820
    17,200   Albany International Corp., Class A...........         604,752
    35,900   Avery Dennison Corp. .........................       2,152,923
     6,000   Bowne & Co., Inc. (O).........................          97,560
    11,100   Carlisle Cos., Inc. ..........................         720,612
    56,000   CSX Corp. ....................................       2,244,480
    11,400   Curtiss-Wright Corp., Class B................          641,364
    22,800   Deswell Industries, Inc. (Hong Kong)..........         563,593
    31,325   Genesee & Wyoming, Inc., Class A*.............         881,172
    30,100   Ingersoll-Rand Co., Class A...................       2,417,030
    26,400   Kadant, Inc. *................................         541,200
    63,900   Manpower, Inc. ...............................       3,086,370
     9,800   Mueller Industries, Inc. .....................         315,560
    32,300   Parker-Hannifin Corp. ........................       2,446,402
    22,900   Quixote Corp. (O).............................         465,557
    49,800   R. R. Donnelley & Sons Co. ...................       1,757,442
    99,500   Republic Services, Inc., Class A..............       3,337,230
    14,800   Simpson Manufacturing Co., Inc. ..............         516,520
    40,000   Teleflex, Inc. (O)............................       2,077,600
    28,900   United Stationers, Inc. *.....................       1,335,180
    11,400   USF Corp. ....................................         432,630
    32,700   W.W. Grainger, Inc. ..........................       2,178,474
    36,500   Wolverine Tube, Inc. *........................         471,215
                                                             --------------
                                                                 30,145,666
                                                             --------------
             INFORMATION TECHNOLOGY - 8.03%
    38,300   Affiliated Computer Services, Inc., Class A*..       2,305,277
    85,700   Andrew Corp. * ...............................       1,168,091
    60,700   Arrow Electronics, Inc. * ....................       1,475,010
   164,300   Atmel Corp. * ................................         644,056
    30,500   ATMI, Inc. (O)* ..............................         687,165
    29,625   Belden CDT, Inc. .............................         687,300
    10,200   Black Box Corp. ..............................         489,804
    14,800   Computer Sciences Corp. * ....................         834,276
    67,500   Convergys Corp. * ............................       1,011,825
    22,100   Electronics For Imaging, Inc. * ..............         384,761
    12,400   Intergraph Corp. (O) * .......................         333,932
    69,500   Intersil Corp., Class A ......................       1,163,430
    83,600   LSI Logic Corp. (O) * ........................         458,128
    15,700   MAXIMUS, Inc. * ..............................         488,584
    82,500   McDATA Corp., Class B (O) * ..................         464,475
    24,800   Molex, Inc. (O) ..............................         744,000
    11,300   Nam Tai Electronics, Inc. (O) ................         217,525
    26,900   Pericom Semiconductor Corp. * ................         253,667
    48,700   Reynolds and Reynolds Co., Class A ...........       1,291,037
    53,000   SunGard Data Systems, Inc. * .................       1,501,490
    16,700   Technitrol, Inc. * ...........................         303,940
    16,100   Varian Semiconductor Equipment
             Associates, Inc. (O) * .......................         593,285
                                                             --------------
                                                                 17,501,058
                                                             --------------
             MATERIALS - 8.08%
     7,100   Aber Diamond Corp. ...........................         250,481
    58,800   Air Products & Chemicals, Inc. ...............       3,408,636
    11,000   AptarGroup, Inc. .............................         580,580
    30,000   Bemis Cos., Inc. .............................         872,700
    43,000   Bowater, Inc. ................................       1,890,710
    66,400   Martin Marietta Materials, Inc................       3,563,024
    75,997   MeadWestvaco Corp.............................       2,575,538
    17,100   Meridian Gold, Inc. *.........................         324,387
    24,300   PPG Industries, Inc...........................       1,656,288
    14,100   Sensient Technologies Corp. (O)...............         338,259
    43,000   Valspar Corp..................................       2,150,430
                                                             --------------
                                                                 17,611,033
                                                             --------------
             TELECOMMUNICATION SERVICES - 1.06%.
    65,100   CenturyTel, Inc...............................       2,309,097
                                                             --------------
             UTILITIES - 7.25%
   106,500   Alliant Energy Corp...........................       3,045,900
    48,000   Ameren Corp...................................       2,406,720
    11,200   Black Hills Corp. (O).........................         343,616
    63,700   Constellation Energy Group, Inc...............       2,784,327
     9,800   New Jersey Resources Corp.....................         424,732
     8,600   NorthWestern Corp. *..........................         240,800
   117,800   Pepco Holdings, Inc...........................       2,511,496
    33,150   PNM Resources, Inc............................         838,364
    15,100   Weststar Energy, Inc..........................         345,337
    13,400   WGL Holdings, Inc.............................         413,256
    73,000   Wisconsin Energy Corp.........................       2,460,830
                                                             --------------
                                                                 15,815,378
                                                             --------------
             TOTAL COMMON STOCKS                                209,822,851
                                                             --------------
             (Cost $165,957,225)

INVESTMENT COMPANIES - 11.88%

 8,323,024   SSgA Prime Money Market Fund..................       8,323,024
17,583,417   State Street Navigator Securities
             Lending Prime Portfolio (I)...................      17,583,417
                                                             --------------
             TOTAL INVESTMENT COMPANIES....................      25,906,441
             (Cost $25,906,441)                              --------------


TOTAL INVESTMENTS - 108.10%................................     235,729,292
                                                             --------------
( Cost $191,863,666** )
NET OTHER ASSETS AND LIABILITIES - (8.10)%.................     (17,669,608)
                                                             --------------
TOTAL NET ASSETS - 100.00%.................................  $  218,059,684
                                                             ==============

-----------------
        *  Non-income producing.

       **  Aggregate cost for Federal tax purposes was $191,783,621.

      (I)  Represents collateral held in connection with securities lending.

      (O)  All (or portion of security) on loan.

      ADR  American Depository Receipt.

      PLC  Public Limited Company.

     REIT  Real Estate Investment Trust.

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

46            MULTI-CAP GROWTH STOCK FUND-PORTFOLIO OF INVESTMENTS

                                                                    Value
 Shares                                                           (Note 2)
-------                                                         ------------
COMMON STOCKS - 96.97%
          CONSUMER DISCRETIONARY-8.89%
 21,740   A.C. Moore Arts & Crafts, Inc. (O) * .............   $    626,329
104,990   Accenture, Ltd., Class A* ........................      2,834,730
 38,900   Coach, Inc. * ....................................      2,193,960
 20,500   Corporate Executive Board Co. ....................      1,372,270
 56,900   D.R. Horton, Inc. ................................      2,293,639
 13,900   Fastenal Co. (O) .................................        855,684
 18,520   Helen Of Troy, Ltd. (O) * ........................        622,457
 19,360   Landry's Restaurants, Inc. (O) ...................        562,602
 62,330   Lions Gate Entertainment Corp. (O) * .............        661,945
 27,900   MGM Mirage * .....................................      2,029,446
 53,300   Michaels Stores, Inc. ............................      1,597,401
 28,900   Pixar (O) * ......................................      2,474,129
  6,840   Red Robin Gourmet Burgers, Inc. * ................        365,735
 19,700   Robert Half International, Inc. ..................        579,771
 12,330   Standard Pacific Corp. ...........................        790,846
                                                                 61,995,056
 82,970   TiVo, Inc. (O) * .................................        487,034
 23,600   Wynn Resorts, Ltd. (O) * .........................      1,579,312
212,520   XM Satellite Radio Holdings, Inc., Class A(O) *...      7,995,002
                                                               ------------
                                                                 29,922,292
                                                               ------------
          CONSUMER SERVICES-11.70%
 20,720   Advisory Board Co. * .............................        764,154
205,900   Apollo Group, Inc., Class A* .....................     16,618,189
 38,220   DiamondCluster International, Inc., Class A* .....        547,693
 55,600   Education Management Corp. * .....................      1,835,356
 60,620   Omnicom Group, Inc. ..............................      5,111,478

164,620   Research In Motion, Ltd. * .......................     13,567,980
  8,690   Strayer Education, Inc. (O) ......................        954,075
                                                               ------------
                                                                 39,398,925
                                                               ------------
          CONSUMER STAPLEs-1.50%
112,630   Gillette Co. .....................................      5,043,571

          ENERGY - 3.27%
 34,660   Arch Coal, Inc. (O) ..............................      1,231,816
 20,350   Cabot Oil & Gas Corp. ............................        900,488
 27,700   EOG Resources, Inc. ..............................      1,976,672
 88,490   Petro-Canada .....................................      4,514,760
 32,740   Whiting Petroleum Corp. * ........................        990,385
 39,875   XTO Energy, Inc. .................................      1,410,778
                                                               ------------
                                                                 11,024,899
                                                               ------------
          FINANCIALS - 12.04%
 12,200   Affiliated Managers Group, Inc. (O) * ............        826,428
 11,730   Arch Capital Group, Ltd. (O) * ...................        453,951
 58,860   Capital One Financial Corp. ......................      4,956,601
 36,200   CB Richard Ellis Group, Inc. (O) * ...............      1,214,510
126,244   Citigroup, Inc. ..................................      6,082,436
426,440   Countrywide Financial Corp. ......................     15,782,544
 78,180   Freddie Mac ......................................      5,761,866
 23,390   IndyMac Bancorp, Inc. ............................        805,785
 24,900   Legg Mason, Inc. .................................      1,824,174
 57,580   State Street Corp. ...............................      2,828,330
                                                               ------------
                                                                 40,536,625
                                                               ------------
          HEALTH CARE - 18.41%
160,840   Abbott Laboratories...............................      7,503,186
 37,540   Abgenix, Inc. *...................................        388,164
 28,820   Aetna, Inc........................................      3,595,295
267,870   AstraZeneca PLC, ADR (O)..........................      9,747,789
 13,030   AtheroGenics, Inc. (O) *..........................        306,987
 26,500   Cephalon, Inc. (O) *..............................      1,348,320
 55,200   Elan Corp. PLC, ADR (O) *.........................      1,504,200
142,130   Eli Lilly & Co....................................      8,065,877
101,830   Forest Laboratories, Inc. *.......................      4,568,094
 37,570   Medicines Co. (O) *...............................      1,082,016
211,580   Medtronic, Inc....................................     10,509,179
156,100   Millennium Pharmaceuticals, Inc. *................      1,891,932
 27,490   NPS Pharmaceuticals, Inc. (O) *...................        502,517
231,140   Schering-Plough Corp..............................      4,826,203
 13,460   Symbion, Inc. (O) *...............................        297,197
 50,940   WellPoint, Inc. * ................................      5,858,100
                                                               ------------
                                                                 61,995,056
                                                               ------------
          INDUSTRIALS - 5.07%
 63,590   Fleetwood Enterprises, Inc. (O) *.................        855,921
 22,810   General Dynamics Corp.............................      2,385,926
155,690   General Electric Co. .............................      5,682,685
 86,760   GrafTech International, Ltd. (O) *................        820,750
 44,690   Jackson Hewitt Tax Service, Inc...................      1,128,423
 30,600   PACCAR, Inc.......................................      2,462,688
 20,700   Parker-Hannifin Corp..............................      1,567,818
 55,600   Rockwell Collins, Inc.............................      2,192,864
                                                               ------------
                                                                 17,097,075
                                                               ------------
          INFORMATION TECHNOLOGY - 33.03%
 38,650   Acxiom Corp. (O)..................................      1,016,495
122,550   Aeroflex, Inc. (O) * .............................      1,485,306
 79,800   Amdocs, Ltd. *....................................      2,094,750
 27,100   CDW Corp..........................................      1,798,085
368,820   Cisco Systems, Inc. * ............................      7,118,226
 35,500   Cognizant Technology Solutions Corp. *............      1,502,715
301,920   Dell, Inc. *......................................     12,722,909
112,130   eBay, Inc. *......................................     13,038,477
278,430   Electronic Arts, Inc. *...........................     17,173,562
266,880   First Data Corp...................................     11,353,075
  5,400   Kanbay International, Inc. *......................        169,020
153,270   MEMC Electronic Materials, Inc. (O) *.............      2,030,828
279,640   Microsoft Corp....................................      7,469,184
 64,100   Monster Worldwide, Inc. * ........................      2,156,324
 25,490   Navigant Consulting, Inc. *.......................        678,034
 43,370   NAVTEQ Corp. *....................................      2,010,633
 64,200   Network Appliance, Inc. *.........................      2,132,724
 51,810   Polycom, Inc. * ..................................      1,208,209
 43,000   Salesforce.com, Inc. (O) *........................        728,420
 76,400   SanDisk Corp. *...................................      1,907,708
 44,440   Take-Two Interactive Software, Inc. (O) *....*....      1,546,067
 57,540   THQ, Inc. (O) *...................................      1,319,968
 25,200   VeriSign, Inc. *..................................        844,704
118,420   Xilinx, Inc.......................................      3,511,153
375,750   Yahoo!, Inc. *....................................     14,158,260
                                                               ------------
                                                                111,174,836
                                                               ------------

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

         MULTI-CAP GROWTH STOCK FUND-PORTFOLIO OF INVESTMENTS(CONTINUED)      47

                                                       Value
  Shares                                              (Note 2)
----------                                          -------------
COMMON STOCKS (CONTINUED)
             TELECOMMUNICATION SERVICES - 2.27%..
   256,190   American Tower Corp., Class A*......   $   4,713,896
   175,570   Crown Castle International Corp. *..       2,921,485
                                                    -------------
                                                        7,635,381
                                                    -------------
             TRANSPORTATION - 0.79%
    17,170   Arkansas Best Corp..................         770,761
    65,790   Sirva, Inc. (O) *...................       1,264,484
    11,220   Yellow Roadway Corp. *..............         625,066
                                                    -------------
                                                        2,660,311
                                                    -------------
             TOTAL COMMON STOCKS.................     326,488,971
                                                    -------------
             ( Cost $266,905,450 )

INVESTMENT COMPANIES - 10.45%
13,628,634   SSgAPrime Money Market Fund.........      13,628,634
21,547,447   State Street Navigator Securities...
             Lending Prime Portfolio (I).........      21,547,447
                                                    -------------
             TOTAL INVESTMENT COMPANIES..........      35,176,081
                                                    -------------
             ( Cost $35,176,081 )

TOTAL INVESTMENTS - 107.42%......................     361,665,052
                                                    -------------
( Cost $302,081,531** )
NET OTHER ASSETS AND LIABILITIES - (7.42)%........    (24,991,898)
                                                    -------------
TOTAL NET ASSETS - 100.00%.......................   $ 336,673,154
                                                    =============

----------------

        *  Non-income producing.

       **  Aggregate cost for Federal tax purposes was $302,548,641.

      (I)  Represents collateral held in connection with securities lending.

      (O)  All (or portion of security) on loan.

      ADR  American Depository Receipt.

      PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

48                GLOBAL SECURITIES FUND--PORTFOLIO OF INVESTMENTS

                                                                  Value
Shares                                                           (Note 2)
------                                                          -----------
COMMON STOCKS - 92.83%

         AUSTRALIA - 0.42%
 7,811   Australia and New Zealand Bank Group, Ltd...........   $   125,470
                                                                -----------
         BERMUDA - 1.23%
 6,137   ACE, Ltd............................................       262,357
 1,200   Everest Re Group, Ltd...............................       107,472
                                                                -----------
                                                                    369,829
                                                                -----------
         BRAZIL - 1.45%
 5,183   Companhia de Bebidas das Americas, ADR                     146,835
 8,580   Embraer Aircraft Corp., ADR.........................       286,915
                                                                -----------
                                                                    433,750
                                                                -----------
         CANADA - 2.27%
 3,360   Encana Corp.........................................       191,027
 9,500   Husky Energy, Inc...................................       270,447
 4,747   Manulife Financial Corp.............................       218,588
                                                                -----------
                                                                    680,062
                                                                -----------
         FINLAND - 0.15%
 2,400   Fortum Oyj..........................................        44,250
                                                                -----------
         FRANCE - 7.20%
 9,730   Alcatel S.A. *......................................       150,814
 1,730   Carrefour S.A.......................................        82,060
 1,680   Essilor International S.A...........................       131,109
 8,552   France Telecom S.A..................................       282,012
 4,650   JC Decaux S.A. *....................................       135,210
 1,020   LVMH Moet Hennessy Louis Vuitton S.A................        77,807
 6,330   Sanofi-Aventis......................................       503,853
 2,670   Societe Generale ...................................       269,090
 3,290   Societe Television Francaise........................       106,665
 1,630   Technip S.A.........................................       300,088

   550   Total S.A., Series B................................       119,647
                                                                -----------
                                                                  2,158,355
                                                                -----------
         GERMANY - 2.58%
 2,084   Allianz AG Holdings NPV.............................       275,341
 3,321   MLP AG..............................................        65,591

 1,592   SAP AG..............................................       283,179

 1,766   Siemens AG..........................................       149,128
                                                                -----------
                                                                    773,239
                                                                -----------
         HONG KONG - 1.61%
75,200   Hong Kong and China Gas Co., Ltd....................       155,764

   173   Hutchison Telecommunications International, Ltd. *..           157
13,000   Hutchison Whampoa, Ltd..............................       121,674
44,216   Television Broadcasts, Ltd..........................       204,788
                                                                -----------
                                                                    482,383
                                                                -----------
         INDIA - 3.31%
 3,300   GAIL(India) Ltd.....................................        17,582
50,700   Hindustan Lever, Ltd................................       168,024
11,125   ICICI Bank, Ltd., ADR...............................       224,169
 6,956   Infosys Technologies, Ltd...........................       335,591
 1,100   ITC, Ltd............................................        33,274
 1,810   Oil & Natural Gas Corp., Ltd........................        34,258
45,600   Zee Telefilms, Ltd..................................       180,189
                                                                -----------
                                                                    993,087
                                                                -----------
         IRELAND - 0.56%
 7,000   Anglo Irish Bank Corp. PLC..........................       168,955
                                                                -----------
         ITALY - 0.42%
 5,100   Eni SpA.............................................       127,169
                                                                -----------
          JAPAN - 8.28%
 3,000   7-Eleven Japan Co., Ltd.............................        94,325
 2,000   Canon, Inc..........................................       107,661
 7,100   Chugai Pharmaceutical Co., Ltd......................       117,078
 4,600   Credit Saison Co., Ltd..............................       167,020
   700   Hoya Corp...........................................        78,838
 5,000   JGC Corp............................................        45,605
    81   KDDI Corp...........................................       435,238
   500   Keyence Corp........................................       111,749
 2,100   Murata Manufacturing Co., Ltd.......................       117,132
   500   Nidec Corp..........................................        60,790
11,371   Nikon Corp..........................................       140,131
 1,000   OMRON Corp..........................................        23,800
58,000   Resona Holdings, Inc. *.............................       117,434
 7,000   Sharp Corp..........................................       113,998
12,000   Shionogi & Co., Ltd.................................       165,521
 7,000   Shiseido Co., Ltd...................................       101,120
 6,300   Toyota Motor Corp...................................       255,729
 3,000   Trend Micro, Inc. *.................................       161,491
    14   Yahoo Japan Corp. *.................................        67,050
                                                                -----------
                                                                  2,481,710
                                                                -----------
         MEXICO - 1.60%
26,900   Fomento Economico Mexicano, S.A. de C.V.............       141,106
37,400   Grupo Modelo, S.A. de C.V...........................       102,768
 3,873   Grupo Televisa, S.A. de C.V., ADR...................       234,316
                                                                -----------
                                                                    478,190
                                                                -----------
         NETHERLANDS - 2.11%
10,700   ABN AMRO Holding N.V................................       282,305
15,494   Aegon N.V...........................................       210,371
 6,982   Wolters Kluwer CVA..................................       139,599
                                                                -----------
                                                                    632,275
                                                                -----------
         NORWAY - 0.55%
13,300   Tandberg ASA........................................       164,534
                                                                -----------
         PORTUGAL - 0.25%
25,084   Electricidade de Portugal S.A.......................        75,722
                                                                -----------

         SINGAPORE - 0.49%
52,659   Singapore Press Holdings, Ltd.......................       148,390
                                                                -----------

         SOUTH KOREA - 1.82%.................................
 3,030   Hyundai Heavy Industries Co., Ltd...................       100,834
   600   Samsung Electronics Co., Ltd........................       261,109
 8,200   SK Telecom Co., Ltd., ADR (O).......................       182,450
                                                                -----------
                                                                    544,393
                                                                -----------
         SPAIN - 0.46%
13,467   Amadeus Global Travel Distribution S.A..............       138,003
                                                                -----------

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

          GLOBAL SECURITIES FUND-PORTFOLIO OF INVESTMENTS(CONTINUED)          49

                                                                    Value
  Shares                                                           (Note 2)
----------                                                       -----------
COMMON STOCKS (CONTINUED)

             SWEDEN - 4.56%
    18,400   Hennes & Mauritz AB .............................   $   638,573
     5,709   Investor AB, Series B ...........................        72,320
   206,500   Telefonaktiebolaget LM Ericsson * ...............       656,292
                                                                 -----------
                                                                   1,367,185
                                                                 -----------
             SWITZERLAND - 1.74%
     3,782   Novartis AG .....................................       189,928
     2,902   Roche Holding AG ................................       332,929
                                                                 -----------
                                                                     522,857
                                                                 -----------
             TAIWAN - 0.75%
    26,542   Taiwan Semiconductor Manufacturing Co.,
             Ltd., ADR .......................................       225,342
                                                                 -----------
             UNITED KINGDOM - 14.52%
     8,674   3I Group PLC ....................................       110,676
     2,510   AstraZeneca PLC .................................        90,838
     9,521   Boots Group PLC .................................       119,569
     3,788   BP PLC, ADR .....................................       221,219
    30,743   Cadbury Schweppes PLC ...........................       285,660
     3,860   Diageo PLC ......................................        54,946
    84,140   Dixons Group PLC ................................       245,023
     1,500   HSBC Holdings PLC ...............................        25,260
    16,535   HSBC Holdings PLC (Hong Kong) ...................       282,930
    18,360   Pearson PLC .....................................       221,075
    18,810   Reckitt Benckiser PLC ...........................       567,224
    13,514   Reed Elsevier PLC ...............................       124,405
    17,157   Royal Bank of Scotland Group PLC ................       575,886
    24,170   Smith & Nephew PLC ..............................       246,811
     5,320   The Peninsular & Oriental Steam Navigation Co....        30,322
   384,290   Vodafone Group PLC ..............................     1,039,941
    10,120   WPP Group PLC ...................................       111,096
                                                                 -----------
                                                                   4,352,881
                                                                 -----------
             UNITED STATES - 34.50%
    18,000   Advanced Micro Devices, Inc. (O) * ..............       396,360
     3,900   Affymetrix, Inc. (O) * ..........................       142,545
     2,400   Altera Corp. * ..................................        49,680
     1,200   Altria Group, Inc. ..............................        73,320
     2,600   Amazon.com, Inc. * ..............................       115,154
     3,970   American Express Co. ............................       223,789
     4,250   Amgen, Inc. * ...................................       272,638
     4,700   Applera Corp. - Applied Biosystems Group ........        98,277
    13,300   BEA Systems, Inc. * .............................       117,838
        65   Berkshire Hathaway, Inc., Class B * .............       190,840
     2,600   Boeing Co. ......................................       134,602
     3,100   Burlington Resources, Inc. ......................       134,850
     8,371   Cadence Design Systems, Inc. * ..................       115,604
     8,300   Charles Schwab Corp. ............................        99,268
     4,416   ChevronTexaco Corp. .............................       231,884
    12,000   Circuit City Stores, Inc. .......................       187,680
     8,600   Cisco Systems, Inc. * ...........................       165,980
     1,970   Citigroup, Inc. .................................        94,915
     1,600   Coach, Inc. * ...................................        90,240
       900   Commerce Bancorp, Inc. (O) ......................        57,960
    11,700   Corning, Inc. * .................................       137,709
       804   Electronic Arts, Inc. * .........................        49,591
     1,500   Eli Lilly & Co. .................................        85,125
     1,500   Express Scripts, Inc., Class A* .................       114,660
     4,900   Gap, Inc. .......................................       103,488
     2,500   Genentech, Inc. * ...............................       136,100
     2,300   Genzyme Corp. * .................................       133,561
     6,560   Gilead Sciences, Inc. * .........................       229,534
     4,800   Gillette Co. ....................................       214,944
     8,400   GlobalSantaFe Corp. .............................       278,124
     3,000   Human Genome Sciences, Inc. * ...................        36,060
     5,000   IMS Health, Inc. ................................       116,050
     2,873   International Business Machines Corp.............       283,220
     5,400   International Game Technology ...................       185,652
    11,630   J.P.Morgan Chase&Co. ............................       453,686
    42,300   JDS Uniphase Corp. * ............................       134,091
     4,100   Juniper Networks, Inc. (O) * ....................       111,479
     2,200   Lockheed Martin Corp. ...........................       122,210
     9,000   MBNA Corp. ......................................       253,710
     2,500   Millennium Pharmaceuticals, Inc. * ..............        30,300
    10,500   National Semiconductor Corp. ....................       188,475
       600   Nektar Therapeutics * ...........................        12,144
     2,202   Nektar Therapeutics (K)(L) * ....................        35,655
     1,900   Northern Trust Corp. ............................        92,302
     2,400   Northrop Grumman Corp. ..........................       130,464
    17,200   Novell, Inc. * ..................................       116,100
     6,160   Pfizer, Inc. ....................................       165,642
     6,500   QUALCOMM, Inc. ..................................       275,600
     2,600   Quest Diagnostics, Inc. .........................       248,430
     3,000   RadioShack Corp. ................................        98,640
     5,400   Raytheon Co. ....................................       209,682
     3,800   Red Hat, Inc. (O) * .............................        50,730
     7,400   Schering-Plough Corp. ...........................       154,512
     2,950   Scientific-Atlanta, Inc. ........................        97,380
     1,400   Silicon Laboratories, Inc. (O) * ................        49,434
   124,500   Sirius Satellite Radio, Inc. * ........ .........       952,425
     3,100   Starbucks Corp. * ...............................       193,316
    32,700   Sun Microsystems, Inc. * ........................       175,926
     5,900   Symantec Corp. * ................................       151,984
     8,500   Transocean, Inc. * ..............................       360,315
     3,000   VERITAS Software Corp. * ........................        85,650
     5,619   Wachovia Corp. ..................................       295,559
                                                                 -----------
                                                                  10,343,083
                                                                 -----------

             TOTAL COMMON STOCKS..............................    27,831,114
                                                                 -----------
             (Cost $21,638,131)

Par Value
---------
CORPORATE NOTES AND BONDS - 0.01%

            INDIA - 0.01%
$  181,800   Hindustan Lever, Ltd. (F)
             9.000%, due 01/01/05.............................         4,199
                                                                 -----------

             TOTAL CORPORATE NOTES AND BONDS..................         4,199
                                                                 -----------
             (Cost $3,908)

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

50         GLOBAL SECURITIES FUND--PORTFOLIO OF INVESTMENT(CONTINUED)

                                                           Value
   Shares                                                 (Note 2)
-----------                                             -------------
PREFERRED STOCKS - 1.18%
              BRAZIL - 0.72%
     12,945   Tele Norte Leste Participacoes S.A...     $     216,400
                                                        -------------

              GERMANY - 0.46%
        217   Porsche AG...........................           137,917
                                                        -------------

              TOTAL PREFERRED STOCKS...............           354,317
                                                        -------------
              (Cost $291,725)

Par Value
---------
CERTIFICATE OF DEPOSIT- 0.58%
$   172,881   State Street Eurodollar                         172,881
                                                        -------------

              TOTAL CERTIFICATE OF DEPOSIT.........           172,881
                                                        -------------
              (Cost $172,881)

Shares
------
INVESTMENT COMPANIES - 6.62%

              UNITED STATES - 6.62%
  1,346,857   SSgA Prime Money Market Fund                  1,346,857
    636,425   State Street Navigator Securities
              Lending Prime Portfolio(I)...........           636,425
                                                        -------------

              TOTAL INVESTMENT COMPANIES...........         1,983,282
                                                        -------------
              (Cost $1,983,282)

TOTAL INVESTMENTS - 101.22%........................        30,345,793
                                                        -------------
( Cost $24,089,927** )
NET OTHER ASSETS AND LIABILITIES - (1.22)%.........          (366,320)
                                                        -------------
TOTAL NET ASSETS - 100.00%.........................     $  29,979,473
                                                        =============

        *  Non-income producing.

       **  Aggregate cost for Federal tax purposes was $24,387,048.

      (C) Securities sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

      (F) Notes and bonds denominated in foreign currencies and converted to U.S. dollars at period end exchange rates. The aggregate of these securities is 0.01% of total net assets.

      (I)  Represents collateral held in connection with securities lending.

      (K)  Represents a private placement security (see note 7).

      (L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).

      (O)  All (or portion of security) on loan.

      ADR  American Depository Receipt.

      PLC  Public Limited Company.

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets

                                                           % of Net Assets
                                                           ---------------
Drugs &Health Care .....................                       10.5%
Telecommunications .....................                        9.4%
Banks ..................................                        7.7%
Financial Services .....................                        6.5%
Net Other Assets less Liabilities.......                        6.0%
Oil & Gas ..............................                        5.6%
Retail .................................                        5.6%
Computers & Business Equipment .........                        5.5%
Computer Software/Services .............                        5.1%
Insurance ..............................                        4.2%
Communication Services .................                        4.0%
Electronics ............................                        3.6%
Cosmetics &Toiletries ..................                        3.5%
Aerospace ..............................                        3.0%
Food & Beverages .......................                        2.4%
Telephone ..............................                        2.2%
Exploration/Drilling ...................                        2.1%
Publishing .............................                        2.1%
Media-TV/Radio/Cable ...................                        1.6%
Automobiles ............................                        1.3%
Advertising ............................                        0.8%
Medical Products/Supplies ..............                        0.8%
Medical Services .......................                        0.8%
Semiconductors .........................                        0.8%
Entertainment ..........................                        0.6%
Gas &Pipeline Utilities ................                        0.6%
Hotels &Restaurants ....................                        0.6%
Bio/Specialty Pharmacy .................                        0.5%
Commercial/Consumer Services ...........                        0.5%
Manufacturing ..........................                        0.5%
Tobacco ................................                        0.4%
Diversified ............................                        0.3%
Electric Utilities .....................                        0.3%
Shipbuilding ...........................                        0.3%
Construction Materials .................                        0.2%
Trucking &Freight Forwarding ...........                        0.1%
                                                              -----
                                                              100.0%
                                                              -----

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

             INTERNATIONAL STOCK FUND--PORTFOLIO OF INVESTMENTS               51

                                                                                Value
  Shares                                                                       (Note 2)
----------                                                                    ----------
COMMON STOCKS - 95.96%

                   AUSTRALIA - 0.71%
    14,584         A.B.C. Learning Centres, Ltd. ....................         $   62,691
    29,000         James Hardie Industries N.V. .....................            151,583
    41,420         John Fairfax Holdings, Ltd. ......................            147,028
    73,633         Macquarie Infrastructure Group ...................            195,312
                                                                              ----------
                                                                                 556,614
                                                                              ----------

                   AUSTRIA - 0.31%
     4,560         Erste Bank der Oesterreichischen Sparkassen AG ...            242,594
                                                                              ----------

                   BELGIUM - 0.00%
       218         Solvus S.A. Strip VVPR * .........................                  3
                                                                              ----------

                   BRAZIL - 2.00%
     3,720         Brasil de Distribuicao Pao de Acucar, ADR ........             95,232
     2,400         Brasil Telecom Participacoes S.A., ADR ...........             91,560
     5,020         Companhia de Bebidas das Americas, ADR ...........            142,217
     5,200         Companhia de Concessoes Rodoviarias ..............            113,750
    13,650         Companhia Vale do Rio Doce, ADR ..................            395,986
    32,700         Copel, ADR .......................................            146,169
     3,600         Embraer Aircraft Corp., ADR ......................            120,384
     7,600         Grendene S.A. * ..................................             90,135
     5,200         Petroleo Brasileiro, S.A., ADR ...................            206,856
    12,200         Souza Cruz S.A ...................................            163,616
                                                                              ----------
                                                                               1,565,905
                                                                              ----------

                   CHILE - 0.23%
     6,250         AFP Provida S.A., ADR ............................            178,125
                                                                              ----------

                   CHINA - 0.48%
     9,000         China Mobile HK, Ltd., ADR .......................            154,440
     1,990         CNOOC, Ltd., ADR .................................            107,838
   126,000         People's Food Holdings, Ltd. .....................            115,781
                                                                              ----------
                                                                                 378,059
                                                                              ----------

                   CROATIA - 0.12%
     7,500         Pliva d.d., GDR (C) ..............................             96,922
                                                                              ----------\

                   CZECH REPUBLIC - 0.15%
     7,000         Cesky Telecom A.S. ...............................            115,798
                                                                              ----------

                   EGYPT - 0.83%
    49,100         Commercial International Bank of Egypt ...........            314,256
    15,000         Orascom Construction Industries ..................            179,111
     3,700         Orascom Telecom Holding S.A.E. * .................            155,406
                                                                              ----------
                                                                                 648,773
                                                                              ----------

                   FINLAND - 3.49%
    12,000         Amer Group, Ltd. .................................            208,740
   102,300         Nokia Oyj ........................................          1,609,179
    13,200         Sampo Oyj ........................................            181,547
    41,000         Stora Enso Oyj ...................................            625,504
     3,000         TietoEnator Oyj ..................................             95,030
       900         Vaisala Oyj ......................................             22,174
                                                                              ----------
                                                                               2,742,174
                                                                              ----------

                   FRANCE - 8.56%
     3,600         Carbone Lorraine S.A. * ..........................            190,059
    17,150         Carrefour S.A. ...................................            813,487
    31,663         Credit Agricole S.A. .............................            951,541
     4,500         Euronext N.V. ....................................            136,879
     7,370         Lagardere S.C.A. .................................            529,766
     4,000         Neopost S.A. .....................................            309,727
    15,064         Sanofi-Aventis ...................................          1,199,058
     4,300         Schneider Electric S.A. ..........................            298,031
     6,630         Total S.A., Series B .............................          1,442,288
    26,600         Vivendi Universal S.A. * .........................            845,838
                                                                              ----------
                                                                               6,716,674
                                                                              ----------

                   GERMANY - 7.88%
    63,400         Deutsche Telekom AG * ............................          1,428,980
    13,000         E. On AG .........................................          1,180,129
     2,100         Fielmann AG ......................................            147,824
     1,000         PUMA AG ..........................................            273,854
    15,100         Schering AG ......................................          1,124,452
    10,100         Siemens AG .......................................            852,882
     5,000         Techem AG * ......................................            181,057
    22,100         Volkswagen AG ....................................            997,724
                                                                              ----------
                                                                               6,186,902
                                                                              ----------

                   GREECE - 0.34%
     9,740         OPAP S.A. ........................................            268,184
                                                                              ----------
                   HONG KONG - 1.00%
     8,000         China Netcom Group, Ltd. * .......................             10,858
    51,145         Esprit Asia Holdings, Ltd. .......................            309,260
   120,000         Hutchison Telecommunications International,
                     Ltd. * .........................................            108,841
   266,000         Pacific Basin Shipping, Ltd. * ...................            114,643
   254,000         Texwinca Holdings, Ltd. ..........................            240,184
                                                                              ----------
                                                                                 783,786
                                                                              ----------

                   HUNGARY - 0.35%
     1,200         Gedeon Richter Rt. ...............................            150,083
     1,800         MOL Magyar Olaj-es Gazipari Rt. ..................            126,049
                                                                              ----------
                                                                                 276,132
                                                                              ----------

                   INDIA - 1.35%
    10,200         Hero Honda Motors, Ltd. ..........................            134,532
     5,800         Hindalco Industries, Ltd., GDR (C) ...............            190,371
    31,200         Hindustan Lever, Ltd. ............................            103,399
     8,570         Reliance Industries, Ltd., GDR (C) ...............            210,475
    22,100         Satyam Computer Services, Ltd. ...................            209,210
     7,100         State Bank of India, GDR (C) .....................            213,131
                                                                              ----------
                                                                               1,061,118
                                                                              ----------

                   INDONESIA - 0.66%
   407,500         HM Sampoerna Tbk PT ..............................            291,934
    10,700         Telekomunikasi Indonesia Tbk PT, ADR .............            224,914
                                                                              ----------
                                                                                 516,848
                                                                              ----------

                   IRELAND - 2.72%
    11,414         Anglo Irish Bank Corp. PLC .......................            276,575
    55,100         Bank of Ireland ..................................            909,999
    20,668         CRH PLC ..........................................            551,121
    10,800         DCC PLC ..........................................            241,229
    14,400         Grafton Group PLC * ..............................            154,972
                                                                              ----------
                                                                               2,133,896
                                                                              ----------

                See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

52        INTERNATIONAL STOCK FUND--Portfolio of investments(continued)

                                                                            Value
  Shares                                                                  (Note 2)
----------                                                                ----------
COMMON STOCKS (continued)

                   ISRAEL - 0.16%
    36,700         Bank Hapoalim, Ltd. ..........................         $  123,777
         1         Koor Industries, Ltd. * ......................                 46
                                                                          ----------
                                                                             123,823
                                                                          ----------

                   ITALY - 3.19%
     3,500         Davide Campari-Milano SpA ....................            224,816
    54,300         Enel SpA .....................................            531,448
    50,000         Eni SpA ......................................          1,246,758
     3,900         Lottomatica SpA ..............................            142,439
   125,200         Terna SpA ....................................            357,609
                                                                          ----------
                                                                           2,503,070
                                                                          ----------

                   JAPAN - 15.38%
     6,100         ACOM Co., Ltd. ...............................            455,436
     2,200         Aiful Corp. ..................................            241,351
     4,100         Credit Saison Co., Ltd. ......................            148,866
     5,000         Daito Trust Construction Co., Ltd. ...........            237,029
     2,000         Don Quijote Co., Ltd. ........................            101,820
       150         eAccess, Ltd. * ..............................            132,143
        85         East Japan Railway Co. .......................            471,625
    12,100         Fanuc, Ltd. ..................................            789,156
   108,900         Fujitsu, Ltd. ................................            707,060
    10,000         Hisamitsu Pharmaceutical Co., Inc. ...........            193,517
     7,300         JSR Corp. ....................................            159,530
    12,100         Leopalace 21 Corp ............................            212,483
    61,000         Mitsubishi Estate Co., Ltd. ..................            712,548
    15,000         Murata Manufacturing Co., Ltd. ...............            836,659
     7,400         NEC Electronics Corp. ........................            360,167
    90,500         Nissan Motor Co., Ltd. .......................            981,378
    74,000         Nomura Holdings, Inc. ........................          1,076,180
       335         NTT DoCoMo, Inc. .............................            616,324
    12,200         OSG Corp. ....................................            147,260
     5,200         Rinnai Corp. .................................            139,200
    19,000         Sanyo Shokai, Ltd. ...........................            103,203
     3,000         Secom Techno Service Co., Ltd. ...............            116,811
    18,700         Shin-Etsu Chemical Co., Ltd. .................            764,528
    69,000         Sumitomo Trust & Banking Co., Ltd. ...........            497,703
    23,000         Suruga Bank, Ltd. ............................            183,140
    10,500         Takeda Pharmaceutical Co., Ltd. ..............            527,402
   187,000         Tokyo Gas Co., Ltd. ..........................            764,528
     9,000         Uniden Corp. .................................            176,969
     2,050         USS Co., Ltd. ................................            171,615
        26         Yoshinoya D&C Co., Ltd. ......................             40,748
                                                                          ----------
                                                                          12,066,379
                                                                          ----------

                   MEXICO - 1.13%
    35,300         America Telecom, S.A. de C.V.,Series A* ......            101,269
     1,960         Fomento Economico Mexicano S.A. de ADR C.V., .            103,116
     2,550         Grupo Televisa, S.A. de C.V., ADR ............            154,275
    25,900         Kimberly-Clark de Mexico, S.A. de C.V.,Class A             89,366
     8,260         Telefonos de Mexico S.A. de C.V., ADR ........            316,523
    28,800         Urbi Desarrollos Urbanos S.A. de C.V. * ......            125,700
                                                                          ----------
                                                                             890,249
                                                                          ----------

                   MOROCCO - 0.02%
     1,200         Maroc Telecom * ..............................             12,603
                                                                          ----------

                   NETHERLANDS - 5.79%
     4,586         Boskalis Westminster N.V. ....................            154,581
     1,100         Efes Breweries International N.V., GDR (C) * .             33,000
     2,948         Fugro N.V. ...................................            245,029
    13,858         Heineken N.V. ................................            460,172
     5,518         Hunter Douglas N.V. ..........................            293,186
     2,262         IHC Caland N.V. ..............................            143,121
     4,400         Imtech N.V. ..................................            154,566
    35,500         Philips Electronics N.V. .....................            937,580
    33,300         Royal Dutch Petroleum Co. ....................          1,909,063
     5,200         Telegraaf Holdings MIJ N.V. ..................            128,466
     3,675         United Services Group N.V. ...................             85,567
                                                                          ----------
                                                                           4,544,331
                                                                          ----------

                   NORWAY - 1.66%
    52,700         Den Norske Bank ASA ..........................            517,660
     8,500         Ekornes ASA ..................................            184,455
    38,200         Statoil ASA ..................................            596,600
                                                                          ----------
                                                                           1,298,715
                                                                          ----------

                   PERU - 0.14%
     6,900         Credicorp, Ltd. ..............................            109,089
                                                                          ----------

                   PHILIPPINES - 0.12%
     3,700         Philippine Long Distance Telephone Co.,
                     ADR * ......................................             92,241
                                                                          ----------

                   RUSSIA - 0.36%
     1,710         LUKOIL, ADR ..................................            207,594
       100         Mobile Telesystems, ADR ......................             13,851
     4,380         Wimm-Bill-Dann Foods OJSC, ADR * .............             62,678
                                                                          ----------
                                                                             284,123
                                                                          ----------

                   SINGAPORE - 0.80%
    76,000         Overseas Chinese Banking Corp., Ltd. .........            628,522
                                                                          ----------

                   SOUTH AFRICA - 2.17%
     4,100         Edgars Consolidated Stores, Ltd. .............            219,332
     4,000         Harmony Gold Mining Co., Ltd., ADR ...........             37,080
     2,950         Impala Platinum Holdings, Ltd. ...............            250,097
    23,000         Kumba Resources, Ltd. ........................            179,115
    97,700         Old Mutual PLC ...............................            248,011
    46,000         Sanlam, Ltd. .................................            105,841
    15,440         Sappi, Ltd. ..................................            226,818
     8,590         Sasol, Ltd. ..................................            183,963
   112,622         Steinhoff International Holdings, Ltd. .......            251,157
                                                                          ----------
                                                                           1,701,414
                                                                          ----------

                   SOUTH KOREA - 3.32%
     5,800         Daewoo Shipbuilding & Marine Engineering
                    Co., Ltd., GDR (C) ..........................            152,250
     1,150         Hite Brewery Co., Ltd. * .....................             94,982
     2,600         Hyundai Motor Co. ............................            139,393
     9,501         Kookmin Bank .................................            371,706
     6,500         KT Corp., ADR ................................            141,765
     3,100         LG Chem, Ltd. ................................            123,527
     1,600         LG Electronics, Inc. .........................             99,073
     4,200         LG Household & Health Care, Ltd. .............            111,370
     5,600         LG.Philips LCD Co., Ltd., ADR * ..............            100,744
     3,700         POSCO, ADR ...................................            164,761

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

         INTERNATIONAL STOCK FUND--PORTFOLIO OF INVESTMENTS(CONTINUED)        53

                                                                               Value
  Shares                                                                     (Note 2)
-----------                                                                 -----------
COMMON STOCKS (CONTINUED)

                    SOUTH KOREA (CONTINUED)
      2,600         Samsung Electronics Co., Ltd., GDR (C) ........         $   569,400
      1,880         Samsung Fire & Marine Insurance Co.,Ltd .......             148,010
      1,000         Samsung SDI Co., Ltd. .........................             109,158
        800         SK Telecom Co., Ltd. ..........................             152,241
      5,800         SK Telecom Co., Ltd., ADR .....................             129,050
                                                                            -----------
                                                                              2,607,430
                                                                            -----------

                    SPAIN - 1.17%
     13,700         Abengoa, S.A. .................................             134,827
      4,400         Aldeasa, S.A. .................................             185,240
     13,552         Corporacion Mapfre S.A. .......................             198,864
     13,500         Indra Sistemas, S.A. ..........................             229,716
      8,500         Prosegur, CIA de Seguridad S.A. ...............             166,614
                                                                            -----------
                                                                                915,261
                                                                            -----------

                    SWEDEN - 1.08%
      9,400         Alfa Laval AB .................................             151,488
      9,580         Elekta AB * ...................................             275,027
     11,000         Getinge AB ....................................             136,459
     24,900         Swedish Match AB ..............................             287,430
                                                                            -----------
                                                                                850,404
                                                                            -----------

                    SWITZERLAND - 4.67%
     16,500         Compagnie Financiere Richemont AG, Class A.....             547,349
     31,730         Credit Suisse Group * .........................           1,329,267
        230         Edipresse S.A. ................................             118,931
        100         Geberit AG ....................................              72,918
      2,700         Nestle S.A. ...................................             703,988
     12,600         Swiss Reinsurance Co. .........................             895,583
                                                                            -----------
                                                                              3,668,036
                                                                            -----------

                    TAIWAN - 1.32%
     62,624         Advantech Co., Ltd. ...........................             151,684
     90,541         Chinatrust Financial Holding Co., Ltd. ........             107,943
     18,750         Compal Electronics, Inc., GDR .................              93,188
    141,000         Fubon Group Co., Ltd. .........................             144,149
     49,315         Hon Hai Precision Industry Co., Ltd. ..........             228,037
    196,000         Taiwan Semiconductor Manufacturing Co., Ltd. ..             311,356
                                                                            -----------
                                                                              1,036,357
                                                                            -----------

                    THAILAND - 0.12%
    136,400         Thai Union Frozen Products Public Co.,
                      Ltd. - Foreign ..............................              93,040
                                                                            -----------

                    TURKEY - 0.29%
 37,243,200         Akbank T.A.S. .................................             230,612
                                                                            -----------

                    UNITED KINGDOM - 21.68%
    102,300         Barclays PLC ..................................           1,148,509
     73,300         BP PLC ........................................             713,393
     78,200         BRiT Insurance Holdings PLC ...................             117,983
     13,100         Bunzl PLC .....................................             109,049
     57,300         Cadbury Schweppes PLC .........................             532,424
      9,200         Carpetright PLC ...............................             200,934
     22,580         Cattles PLC ...................................             158,764
     17,568         Collins Stewart Tullett PLC ...................             132,948
    196,600         Cookson Group PLC * ...........................             133,713
     78,200         Diageo PLC ....................................           1,113,158
     18,900         Emap PLC ......................................             295,289
     13,000         Enterprise Inns PLC ...........................             198,003
     67,600         GlaxoSmithKline PLC ...........................           1,582,629
     23,000         Halfords Group PLC * ..........................             136,600
     90,202         HSBC Holdings PLC .............................           1,519,029
     26,140         Imperial Tobacco Group PLC ....................             714,645
     17,000         Intertek Group PLC ............................             229,614
     64,380         Kesa Electricals PLC ..........................             348,442
      7,376         Man Group PLC .................................             208,013
     67,200         Marks and Spencer Group PLC ...................             441,595
     12,300         Northgate PLC .................................             201,245
     92,633         Prudential PLC ................................             803,943
     99,923         Regus Group PLC * .............................             146,450
    183,900         Rentokil Initial PLC ..........................             520,559
     15,900         Rio Tinto PLC .................................             466,982
     43,500         Royal Bank of Scotland Group PLC ..............           1,460,106
      9,450         Signet Group PLC, ADR .........................             204,781
     13,200         Trinity Mirror PLC ............................             160,839
    112,000         Unilever PLC ..................................           1,097,551
    576,700         Vodafone Group PLC ............................           1,560,628
     18,400         William Hill PLC ..............................             198,819
     20,700         Wimpey George PLC .............................             160,417
                                                                            -----------
                                                                             17,017,054
                                                                            -----------

                    VENEZUELA - 0.21%
      7,331         Compania Anonima Nacional Telefonos
                      de Venezuela, ADR ...........................             164,141
                                                                            -----------
                    TOTAL COMMON STOCKS ...........................          75,305,401
                    ( Cost $58,866,046 )                                    -----------

PREFERRED STOCKS - 1.43%

                    BRAZIL - 0.90%
    457,000         Caemi Mineracao e Metalurgica S.A. * ..........             392,304
      7,020         Telemar Norte Leste S.A. ......................             178,540
      6,600         Usinas Siderurgicas de Minas Gerais S.A. ......             134,062
                                                                            -----------
                                                                                704,906
                                                                            -----------

                    GERMANY - 0.53%
        430         Porsche AG ....................................             273,292
      7,700         ProSiebenSat.L Media AG .......................             140,717
                                                                            -----------
                                                                                414,009
                                                                            -----------
                    TOTAL PREFERRED STOCKS ........................           1,118,915
                    ( Cost $591,888 )                                       -----------

WARRANTS AND RIGHTS - 0.00%

                    JAPAN - 0.00%
        120         Belluna Co., Ltd. (Exercise Price $35.65) (L) *                   0
                                                                            -----------
                    TOTAL WARRANTS AND RIGHTS .....................                   0
                    ( Cost $113 )                                           -----------

                See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

54        INTERNATIONAL STOCK FUND--PORTFOLIO OF INVESTMENTS(CONTINUED)

                                                                               Value
                               Shares                                        (Note 2)
                            -----------                                     -----------
INVESTMENT COMPANY- 1.98%

                    UNITED STATES - 1.98%
  1,555,255         SSgA Prime Money Market Fund                            $ 1,555,255
                                                                            -----------
                    TOTAL INVESTMENT COMPANY.......................           1,555,255
                    ( Cost $1,555,255 )                                     -----------

TOTAL INVESTMENTS - 99.37%.........................................          77,979,571
( Cost $61,013,302 ** )                                                      -----------
NET OTHER ASSETS AND LIABILITIES - 0.63%...........................             497,003
                                                                            -----------
TOTAL NET ASSETS - 100.00%.........................................         $78,476,574
                                                                            ===========

------------------------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $61,460,771.

(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).

ADR   American Depository Receipt.

GDR   Global Depository Receipt.

PLC   Public Limited Company.

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets    % of Net Assets
                                                        ---------------
        Banks .................................                   14.2%
        Oil & Gas .............................                    9.6%
        Drugs & Health Care ...................                    6.8%
        Food & Beverages ......................                    6.1%
        Communication Services ................                    5.9%
        Telecommunications ....................                    5.9%
        Financial Services ....................                    4.4%
        Retail ................................                    4.1%
        Insurance .............................                    3.4%
        Automobiles ...........................                    3.2%
        Electric Utilities ....................                    2.8%
        Mining ................................                    2.8%
        Electronics ...........................                    2.7%
        Net Other Assets less Liabilities .....                    2.6%
        Computers & Business Equipment ........                    2.5%
        Household Appliances & Home Furnishings                    2.3%
        Manufacturing .........................                    2.2%
        Tobacco ...............................                    1.9%
        Business Services .....................                    1.6%
        Real Estate ...........................                    1.5%
        Chemicals .............................                    1.4%
        Industrial Machinery ..................                    1.4%
        Construction & Mining Equipment .......                    1.1%
        Leisure Time ..........................                    1.0%
        Apparel & Textiles ....................                    0.9%
        Railroads & Equipment .................                    0.9%
        Forest Products .......................                    0.8%
        Publishing ............................                    0.8%
        Building Construction .................                    0.7%
        Computer Software/Services ............                    0.6%
        Electrical Equipment ..................                    0.6%
        Conglomerates .........................                    0.4%
        Paper .................................                    0.4%
        Hotels & Restaurants ..................                    0.3%
        Aerospace .............................                    0.2%
        Auto Parts ............................                    0.2%
        Construction Materials ................                    0.2%
        Internet ..............................                    0.2%
        Machinery/Equipment ...................                    0.2%
        Shipbuilding ..........................                    0.2%
        Television ............................                    0.2%
        Turnpikes &Toll Roads .................                    0.2%
        Commercial/Consumer Services ..........                    0.1%
        Cosmetics & Toiletries ................                    0.1%
        Household Products ....................                    0.1%
        Retail-Discount .......................                    0.1%
        School ................................                    0.1%
        Transportation ........................                    0.1%
                                                        --------------
                                                                 100.0%
                                                        ==============

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                       THIS PAGE INTENTIONALLY LEFT BLANK

ANNUAL REPORT DECEMBER 31, 2004

56        STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

                                                                      MONEY MARKET       BOND         HIGH INCOME      BALANCED
                                                                          FUND           FUND            FUND            FUND
                                                                      -------------  -------------   -------------   -------------
ASSETS:
Investments in securities, at value* ...............................  $ 128,900,846  $ 671,783,758   $ 142,071,427   $ 873,269,934
Cash ...............................................................             --             --         284,772              --
Foreign currency** .................................................             --             --              --              --
Unrealized appreciation on forward currency contracts ..............             --             --           3,467              --
Receivables:
  Investment securities sold .......................................             --             --          12,440              --
  Fund shares sold .................................................        100,325        161,567          13,569         380,227
  Dividends and interest ...........................................         65,099      5,007,541       1,941,532       3,128,146
  Foreign tax reclaims .............................................             --             --           3,880              --
Other assets .......................................................             --         17,893           5,712          12,522
                                                                      -------------  -------------   -------------   -------------
      Total assets .................................................    129,066,270    676,970,759     144,336,799     876,790,829
                                                                      -------------  -------------   -------------   -------------

LIABILITIES:
Unrealized depreciation on forward currency contracts ..............             --             --          91,538              --
Payables:
  Investment securities purchased ..................................             --             --         289,679              --
  Fund shares repurchased ..........................................         13,085             --              24         148,636
  Upon return of securities loaned .................................             --    102,555,060      25,563,564      90,325,065
  Accrued management fees ..........................................         49,288        259,980          73,644         461,127
  Accrued expenses and other payables ..............................             --             --              --              --
                                                                      -------------  -------------   -------------   -------------
      Total liabilities ............................................         62,373    102,815,040      26,018,449      90,934,828
                                                                      -------------  -------------   -------------   -------------
Net assets applicable to outstanding capital stock .................  $ 129,003,897  $ 574,155,719   $ 118,318,350   $ 785,856,001
                                                                      =============  =============   =============   =============

Represented by:
  Capital stock and additional paid-in capital .....................  $ 129,003,897  $ 576,575,807   $ 113,383,738   $ 708,978,286
  Accumulated undistributed net investment income (loss) ...........             --        790,781          88,010         599,881
  Accumulated net realized gain (loss)
   on investments and foreign currency related transactions ........             --    (12,112,941)       (183,705)    (38,513,066)
  Unrealized appreciation (depreciation) on
    investments (including  appreciation (depreciation) on
    foreign currency related  transactions) ........................             --      8,902,072       5,030,307     114,790,900
                                                                      -------------  -------------   -------------   -------------

Total net assets - representing net assets applicable to
  outstanding capital stock ........................................  $ 129,003,897  $ 574,155,719   $ 118,318,350   $ 785,856,001
                                                                      =============  =============   =============   =============
Number of Class Z Shares issued and outstanding ....................    129,003,897     55,529,881      11,378,081      41,129,284
                                                                      =============  =============   =============   =============
Net asset value per share of outstanding capital stock,
 offering price and redemption price ...............................  $        1.00  $       10.34   $       10.40           19.11
                                                                      =============  =============   =============   =============
*Cost of Investments ...............................................  $ 128,900,846  $ 662,881,686   $ 136,953,976   $ 758,479,034
                                                                      -------------  -------------   -------------   -------------
**Cost of Foreign Currency .........................................  $          --  $         --    $          --   $          --
                                                                      -------------  -------------   -------------   -------------

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

   GROWTH AND        CAPITAL APPRECIATION       MID-CAP        MULTI-CAP GROWTH   GLOBAL SECURITIES     INTERNATIONAL
INCOME STOCK FUND       STOCK FUND             STOCK FUND         STOCK FUND           FUND              STOCK FUND
-----------------    --------------------   ---------------    ----------------   -----------------    ---------------
 $ 1,233,564,389       $   702,983,150      $   235,729,292    $   361,665,052     $    30,345,793     $    77,979,571
              --                    --                   --                 --                  --                  --
              --                    --                   --                 10              26,592             270,905
              --                    --                   --                 --                  --                  --
              --                    --               74,700            436,000             220,418              82,307
         664,008               371,998              182,808            249,994               9,469              49,586
       2,100,432               521,187              206,547            158,703              44,480             139,026
           1,835                    --                   --                 15               3,404              36,602
             752                 3,219                1,814              2,282                 118                  --
 ---------------       ---------------      ---------------    ---------------     ---------------     ---------------
   1,236,331,416           703,879,554          236,195,161        362,512,056          30,650,274          78,557,997
 ---------------       ---------------      ---------------    ---------------     ---------------     ---------------
              --                    --                   --                 --                  --                  --
              --                    --              371,556          4,051,964               7,840                  --
           6,587                27,491                  447              1,404                  12                 515
      30,640,536             9,628,298           17,583,417         21,547,447             636,425                  --
         602,711               462,023              180,057            238,087              23,377              77,685
              --                    --                   --                 --               3,147               3,223
 ---------------       ---------------      ---------------    ---------------     ---------------     ---------------
      31,249,834            10,117,812           18,135,477         25,838,902             670,801              81,423
 ---------------       ---------------      ---------------    ---------------     ---------------     ---------------
 $ 1,205,081,582       $   693,761,742      $   218,059,684    $   336,673,154     $    29,979,473     $    78,476,574
 ===============       ===============      ===============    ===============     ===============     ===============

 $ 1,027,303,290       $   712,667,730      $   172,928,040    $   265,287,356     $    24,730,975     $    61,794,340
         548,037               522,853              209,682              2,416              76,416            (266,657)

     (50,180,957)         (138,379,034)           1,056,134         11,799,857          (1,082,039)            (31,165)

     227,411,212           118,950,193           43,865,828         59,583,525           6,254,121          16,980,056
 ---------------       ---------------      ---------------    ---------------     ---------------     ---------------

 $ 1,205,081,582       $   693,761,742      $   218,059,684    $   336,673,154     $    29,979,473     $    78,476,574
 ===============       ===============      ===============    ===============     ===============     ===============
      39,547,816            35,248,375           13,149,335         49,480,730           2,608,687           6,910,581
 ===============       ===============      ===============    ===============     ===============     ===============

 $         30.47       $         19.68      $         16.58    $          6.80     $         11.49     $         11.36
 ===============       ===============      ===============    ===============     ===============     ===============
 $ 1,006,153,176       $   584,032,957      $   191,863,666    $   302,081,531     $    24,089,927     $    61,013,302
 ---------------       ---------------      ---------------    ---------------     ---------------     ---------------
 $            --       $            --      $            --    $             8     $        25,993     $       264,466
 ---------------       ---------------      ---------------    ---------------     ---------------     ---------------

                 See accompanying Notes to Financial Statements.

Annual Report December 31, 2004

58        STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                        MONEY MARKET      BOND         HIGH INCOME       BALANCED
                                                                            FUND          FUND             FUND            FUND
                                                                        ------------   ------------    ------------    ------------
INVESTMENT INCOME:
  Interest income ...................................................   $  1,829,349   $ 24,869,888    $  7,850,248    $ 13,193,559
  Dividend income ...................................................             --             --          25,900       9,251,800
  Less: Foreign taxes withheld ......................................             --             --          (1,049)        (50,817)
  Securities lending income .........................................             --        127,048          47,163         102,860
                                                                        ------------   ------------    ------------    ------------
    Total income ....................................................      1,829,349     24,996,936       7,922,262      22,497,402
                                                                        ------------   ------------    ------------    ------------

EXPENSES:
  Management fees ...................................................        606,114      3,005,332         757,465       5,192,407
  Trustees' fees ....................................................          2,284          7,223           2,139           9,357
  Audit fees ........................................................          4,140         14,017           4,497          19,070
  Other expenses ....................................................             --             --              --              --
                                                                        ------------   ------------    ------------    ------------
    Total expenses ..................................................        612,538      3,026,572         764,101       5,220,834
                                                                        ------------   ------------    ------------    ------------
NET INVESTMENT INCOME ...............................................      1,216,811     21,970,364       7,158,161      17,276,568
                                                                        ------------   ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments (including net
   realized gain (loss) on foreign currency related transactions)* ...         4,560     (1,324,964)        873,817       7,402,296

  Net change in unrealized appreciation (depreciation) on
   investments (including net unrealized appreciation
   (depreciation) on foreign currency related transactions)** ........            --     (2,650,107)      1,031,966      35,727,109
                                                                        ------------   ------------    ------------    ------------
NET GAIN (LOSS) ON INVESTMENTS ......................................          4,560     (3,975,071)      1,905,783      43,129,405
                                                                        ------------   ------------    ------------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................   $  1,221,371   $ 17,995,293    $  9,063,944    $ 60,405,973
                                                                        ============   ============    ============    ============

----------

* Includes foreign capital gains taxes paid of $0 and $25,814 for the Global Securities and International Stock Funds, respectively.

** Net of deferred foreign capital gains taxes of $3,147 and $3,222 for the Global Securities and International Stock Funds, respectively.

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

   GROWTH AND        CAPITAL APPRECIATION       MID-CAP        MULTI-CAP GROWTH   GLOBAL SECURITIES     INTERNATIONAL
INCOME STOCK FUND       STOCK FUND             STOCK FUND         STOCK FUND           FUND              STOCK FUND
-----------------    --------------------   ---------------    ----------------   -----------------    ---------------
  $     514,304         $     296,324        $      89,214       $     116,171       $      15,075      $      25,278
     24,440,266            10,008,326            3,961,095           2,525,102             375,027          1,710,772
       (128,649)                   --               (1,119)            (21,196)            (31,979)          (187,924)
         28,579                22,575               16,039              29,083               1,364                 --
  -------------         -------------        -------------       -------------       -------------      -------------
     24,854,500            10,327,225            4,065,229           2,649,160             359,487          1,548,126
  -------------         -------------        -------------       -------------       -------------      -------------

      6,649,910             5,105,779            1,843,107           2,525,958             218,954            782,621
         13,314                 8,396                3,085               4,917               1,281              1,753
         28,439                16,796                5,936               9,459               1,464              3,583
             --                    --                   --                  --                  --                881
  -------------         -------------        -------------       -------------       -------------      -------------
      6,691,663             5,130,971            1,852,128           2,540,334             221,699            788,838
  -------------         -------------        -------------       -------------       -------------      -------------
     18,162,837             5,196,254            2,213,101             108,826             137,788            759,288
  -------------         -------------        -------------       -------------       -------------      -------------

       (918,039)           36,747,922            9,881,213          15,884,838             955,799          4,696,572

    116,031,062            14,394,457           16,109,310          22,531,530           3,252,956          7,609,319
  -------------         -------------        -------------       -------------       -------------      -------------
    115,113,023            51,142,379           25,990,523          38,416,368           4,208,755         12,305,891
  -------------         -------------        -------------       -------------       -------------      -------------
  $ 133,275,860         $  56,338,633        $  28,203,624       $  38,525,194       $   4,346,543      $  13,065,179
  =============         =============        =============       =============       =============      =============

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

60                     STATEMENTS OF CHANGES IN NET ASSETS

                                                              MONEY MARKET                                    BOND
                                                                  FUND                                        FUND
                                                 --------------------------------------      --------------------------------------
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                 DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2004     DECEMBER 31, 2003
                                                 -----------------     -----------------     -----------------     -----------------
OPERATIONS:
  Net investment income ...................        $   1,216,811         $   1,220,039         $  21,970,364        $  24,317,551
  Net realized gain (loss) on investments .                4,560                 3,885            (1,324,964)             766,949
  Net change in unrealized appreciation
   (depreciation) on investments ..........                   --                    --            (2,650,107)          (8,850,659)
                                                   -------------         -------------         -------------        -------------
    Change in net assets from operations ..            1,221,371             1,223,924            17,995,293           16,233,841
                                                   -------------         -------------         -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ..............           (1,221,371)           (1,223,924)          (22,943,666)         (25,129,017)
  From realized gains on investments ......                   --                    --                    --                   --
                                                   -------------         -------------         -------------        -------------
    Change in net assets from distributions           (1,221,371)           (1,223,924)          (22,943,666)         (25,129,017)
                                                   -------------         -------------         -------------        -------------

CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares ............           70,158,523            79,915,177            53,219,293           86,809,127
  Net asset value of shares issued in
   reinvestment of distributions ..........            1,221,371             1,223,924            22,943,666           25,129,017
                                                   -------------         -------------         -------------        -------------
                                                      71,379,894            81,139,101            76,162,959          111,938,144

  Cost of shares repurchased ..............          (83,751,943)         (117,206,054)          (49,369,882)        (104,225,543)
                                                   -------------         -------------         -------------        -------------
    Change in net assets from capital
       share transactions .................          (12,372,049)          (36,066,953)           26,793,077            7,712,601
                                                   -------------         -------------         -------------        -------------
Increase (decrease) in net assets .........          (12,372,049)          (36,066,953)           21,844,704           (1,182,575)

NET ASSETS:
  Beginning of year .......................          141,375,946           177,442,899           552,311,015          553,493,590
                                                   -------------         -------------         -------------        -------------
  End of year .............................        $ 129,003,897         $ 141,375,946         $ 574,155,719        $ 552,311,015
                                                   =============         =============         =============        =============
Undistributed net investment
  income included in net assets ...........        $          --         $          --         $     790,781        $     755,366
                                                   =============         =============         =============        =============

OTHER INFORMATION:
Class Z Capital Share transactions:
  Shares sold .............................           70,158,523            79,915,177             5,048,956            8,139,775
  Shares issued in reinvestment
   of distributions .......................            1,221,371             1,223,924             2,226,228            2,410,549
                                                   -------------         -------------         -------------        -------------
                                                      71,379,894            81,139,101             7,275,184           10,550,324

  Shares redeemed .........................          (83,751,943)         (117,206,054)           (4,702,045)          (9,844,975)
                                                   -------------         -------------         -------------        -------------
  Net increase (decrease) in shares
   outstanding ............................          (12,372,049)          (36,066,953)            2,573,139              705,349
                                                   =============         =============         =============        =============

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

              HIGH INCOME                               BALANCED                          GROWTH AND INCOME
                 FUND                                     FUND                                STOCK FUND
--------------------------------------    -----------------------------------    -----------------------------------
   YEAR ENDED            YEAR ENDED           YEAR ENDED        YEAR ENDED          YEAR ENDED         YEAR ENDED
 DECEMBER 31,2004     DECEMBER 31,2003    DECEMBER 31,2004   DECEMBER 31,2003    DECEMBER 31,2004   DECEMBER 31,2003
-----------------     ----------------    ----------------   ----------------    ----------------   ----------------
 $     7,158,161      $     3,522,106     $    17,276,568    $    16,686,038      $    18,162,837   $    14,175,181
         873,817              368,297           7,402,296        (16,662,863)            (918,039)      (24,231,973)

       1,031,966            4,425,204          35,727,109         98,876,095          116,031,062       213,715,935
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------
       9,063,944            8,315,607          60,405,973         98,899,270          133,275,860       203,659,143
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------

      (7,039,140)          (3,458,320)        (17,712,402)       (16,928,073)         (18,038,982)      (14,295,267)
              --                   --                  --                 --                   --                --
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------
      (7,039,140)          (3,458,320)        (17,712,402)       (16,928,073)         (18,038,982)      (14,295,267)
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------

      25,198,530           55,427,553          59,107,678         70,539,434           68,601,989       151,970,735
       7,039,140            3,458,320          17,712,402         16,928,073           18,038,982        14,295,267
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------
      32,237,670           58,885,873          76,820,080         87,467,507           86,640,971       166,266,002

      (4,184,153)          (1,353,580)        (45,837,921)       (49,501,839)         (62,768,309)      (54,553,326)
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------
      28,053,517           57,532,293          30,982,159         37,965,668           23,872,662       111,712,676
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------
      30,078,321           62,389,580          73,675,730        119,936,865          139,109,540       301,076,552

      88,240,029           25,850,449         712,180,271        592,243,406        1,065,972,042       764,895,490
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------
 $   118,318,350      $    88,240,029     $   785,856,001    $   712,180,271      $ 1,205,081,582   $ 1,065,972,042
 ===============      ===============     ===============    ===============      ===============   ===============
 $        88,010      $        67,627     $       599,881    $       516,801      $       548,037   $       424,182
 ===============      ===============     ===============    ===============      ===============   ===============

       2,419,532            5,621,820           3,216,004          4,180,172            2,417,824         6,149,903
         677,653              348,482             928,670            981,626              592,517           555,422
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------
       3,097,185            5,970,302           4,144,674          5,161,798            3,010,341         6,705,325

        (406,999)            (140,408)         (2,485,291)        (3,063,562)          (2,203,171)       (2,426,712)
 ---------------      ---------------     ---------------    ---------------      ---------------   ---------------
       2,690,186            5,829,894           1,659,383          2,098,236              807,170         4,278,613
 ===============      ===============     ===============    ===============      ===============   ===============

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

62               STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              CAPITAL APPRECIATION                          MID-CAP
                                                                  STOCK FUND                               STOCK FUND
                                                      ------------------------------------      -----------------------------------
                                                         YEAR ENDED          YEAR ENDED            YEAR ENDED         YEAR ENDED
                                                      DECEMBER 31, 2004   DECEMBER 31, 2003     DECEMBER 31, 2004  DECEMBER 31, 2003
                                                      -----------------   -----------------     -----------------  -----------------
OPERATIONS:
  Net investment income ...........................      $   5,196,254       $   2,842,818        $   2,213,101      $     676,114
  Net realized gain (loss) on
   investments ....................................         36,747,922         (58,697,964)           9,881,213         (1,552,375)
  Net change in unrealized appreciation
   (depreciation) on investments ..................         14,394,457         214,078,600           16,109,310         34,320,922
                                                         -------------       -------------        -------------      -------------
    Change in net assets from operations ..........         56,338,633         158,223,454           28,203,624         33,444,661
                                                         -------------       -------------        -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ......................         (4,762,955)         (2,924,425)          (1,964,713)          (646,523)
  Return of Capital ...............................                 --                  --                   --                 --
  From realized gains on investments ..............                 --                  --           (3,150,100)                --
                                                         -------------       -------------        -------------      -------------
    Change in net assets from distributions .......         (4,762,955)         (2,924,425)          (5,114,813)          (646,523)
                                                         -------------       -------------        -------------      -------------

CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares ....................         54,919,015          58,238,663           43,440,149         31,741,481
  Net asset value of shares issued in
   reinvestment of distributions ..................          4,762,955           2,924,425            5,114,813            646,523
                                                         -------------       -------------        -------------      -------------
                                                            59,681,970          61,163,088           48,554,962         32,388,004

  Cost of shares repurchased ......................        (35,098,751)       (191,371,432)         (12,282,215)        (9,076,551)
                                                         -------------       -------------        -------------      -------------
    Change in net assets from capital share
     transactions ...................................       24,583,219        (130,208,344)          36,272,747         23,311,453
                                                         -------------       -------------        -------------      -------------
Increase (decrease) in net assets .................         76,158,897          25,090,685           59,361,558         56,109,591

NET ASSETS:
  Beginning of year ...............................        617,602,845         592,512,160          158,698,126        102,588,535
                                                         -------------       -------------        -------------      -------------
  End of year .....................................      $ 693,761,742       $ 617,602,845        $ 218,059,684      $ 158,698,126
                                                         =============       =============        =============      =============
Undistributed net investment income (loss)
  included in net assets ..........................      $     522,853       $      89,554        $     209,682      $      14,611
                                                         =============       =============        =============      =============

OTHER INFORMATION:
Class Z Capital Share transactions:
  Shares sold .......................................        2,969,351           3,657,487            2,818,998          2,453,438
  Shares issued in
   reinvestment of distributions .....................         242,123             173,057              309,034             47,102
                                                         -------------       -------------        -------------      -------------
                                                             3,211,474           3,830,544            3,128,032          2,500,540

  Shares redeemed ...................................       (1,910,924)        (11,746,893)            (805,044)          (813,955)
                                                         -------------       -------------        -------------      -------------
  Net increase (decrease) in
   shares outstanding ................................       1,300,550          (7,916,349)           2,322,988          1,686,585
                                                         =============       =============        =============      =============

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

            MULTI-CAP GROWTH                       GLOBAL SECURITIES                     INTERNATIONAL STOCK
               STOCK FUND                                FUND                                   FUND
--------------------------------------    -----------------------------------    -----------------------------------
   YEAR ENDED            YEAR ENDED           YEAR ENDED        YEAR ENDED          YEAR ENDED         YEAR ENDED
 DECEMBER 31,2004     DECEMBER 31,2003    DECEMBER 31,2004   DECEMBER 31,2003    DECEMBER 31,2004   DECEMBER 31,2003
-----------------     ----------------    ----------------   ----------------    ----------------   ----------------
  $     108,826        $    (291,753)     $     137,788      $      85,125        $     759,288      $     439,718
     15,884,838           14,559,928            955,799             (5,156)           4,696,572           (251,621)

     22,531,530           33,313,146          3,252,956          4,827,947            7,609,319         10,701,649
  -------------        -------------      -------------      -------------        -------------      -------------
     38,525,194           47,581,321          4,346,543          4,907,916           13,065,179         10,889,746
  -------------        -------------      -------------      -------------        -------------      -------------

       (104,600)              (1,399)           (60,400)          (130,406)            (935,800)          (197,210)
             --                   --                 --                 --                   --            (16,790)
     (9,996,293)          (1,140,200)                --                 --                   --                 --
  -------------        -------------      -------------      -------------        -------------      -------------
    (10,100,893)          (1,141,599)           (60,400)          (130,406)            (935,800)          (214,000)
  -------------        -------------      -------------      -------------        -------------      -------------

     41,631,056          150,748,958          9,116,708          3,769,659           11,086,320         25,993,139
     10,100,893            1,141,599             60,400            130,406              935,800            214,000
  -------------        -------------      -------------      -------------        -------------      -------------
     51,731,949          151,890,557          9,177,108          3,900,065           12,022,120         26,207,139

    (12,411,692)          (4,904,444)        (1,574,680)          (761,128)          (2,280,833)          (236,007)
  -------------        -------------      -------------      -------------        -------------      -------------
     39,320,257          146,986,113          7,602,428          3,138,937            9,741,287         25,971,132
  -------------        -------------      -------------      -------------        -------------      -------------
     67,744,558          193,425,835         11,888,571          7,916,447           21,870,666         36,646,878

    268,928,596           75,502,761         18,090,902         10,174,455           56,605,908         19,959,030
  -------------        -------------      -------------      -------------        -------------      -------------
  $ 336,673,154        $ 268,928,596      $  29,979,473      $  18,090,902        $  78,476,574      $  56,605,908
  =============        =============      =============      =============        =============      =============
  $       2,416        $          --      $      76,416      $      (1,993)       $    (266,657)     $     (72,314)
  =============        =============      =============      =============        =============      =============

      6,436,576           27,983,627            900,050            475,502            1,109,597          3,164,041
      1,584,023              183,998              5,275             13,765               82,835             26,388
  -------------        -------------      -------------      -------------        -------------      -------------
      8,020,599           28,167,625            905,325            489,267            1,192,432          3,190,429

     (1,910,726)            (972,195)          (157,063)           (95,673)            (215,745)           (31,848)
  -------------        -------------      -------------      -------------        -------------      -------------
      6,109,873           27,195,430            748,262            393,594              976,687          3,158,581
  =============        =============      =============      =============        =============      =============

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

64                            FINANCIAL HIGHLIGHTS

                                                                                 MONEY MARKET FUND
                                                   --------------------------------------------------------------------------------
                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the year):      12/31/2004       12/31/2003       12/31/2002       12/31/2001       12/31/2000
                                                   ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,BEGINNING OF YEAR ..............   $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
                                                   ------------     ------------     ------------     ------------     ------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* .....................           0.01             0.01             0.01             0.04             0.06
    Net Realized and Unrealized Gain (Loss) ....           0.00(1)          0.00(1)          0.00(1)            --               --
                                                   ------------     ------------     ------------     ------------     ------------
  TOTAL FROM INVESTMENT OPERATIONS .............           0.01             0.01             0.01             0.04             0.06
                                                   ------------     ------------     ------------     ------------     ------------
  DISTRIBUTIONS:
    Distributions from Net Investment Income ...          (0.01)           (0.01)           (0.01)           (0.04)           (0.06)
                                                   ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,END OF YEAR ....................   $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
                                                   ============     ============     ============     ============     ============
TOTAL RETURN** .................................           0.92%            0.75%            1.50%            3.79%            5.86%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s Omitted) .........   $    129,004     $    141,376     $    177,443     $    174,261     $     93,359
Ratios of Expenses to Average Net Assets .......           0.45%            0.45%            0.45%            0.46%            0.46%
Ratios of Net Investment Income to Average Net
  Assets .......................................           0.90%            0.75%            1.45%            3.51%            5.88%

                                                                                   BOND FUND
                                                    --------------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the year):       12/31/2004       12/31/2003       12/31/2002       12/31/2001       12/31/2000
                                                    ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,BEGINNING OF YEAR ................   $     10.43     $     10.59      $     10.20      $     10.15      $     10.05
                                                     -----------     -----------      -----------      -----------      -----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* .......................          0.42            0.46             0.54             0.62             0.71
    Net Realized and Unrealized Gain (Loss) ......         (0.07)          (0.14)            0.32             0.23             0.08
                                                     -----------     -----------      -----------      -----------      -----------
  TOTAL FROM INVESTMENT OPERATIONS ...............          0.35            0.32             0.86             0.85             0.79
                                                     -----------     -----------      -----------      -----------      -----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income .....         (0.44)          (0.48)           (0.47)           (0.59)           (0.69)
    Return of Capital ............................            --              --               --            (0.21)              --
                                                     -----------     -----------      -----------      -----------      -----------
  TOTAL DISTRIBUTIONS ............................         (0.44)          (0.48)           (0.47)           (0.80)           (0.69)
                                                     -----------     -----------      -----------      -----------      -----------
NET ASSET VALUE,END OF YEAR ......................   $     10.34     $     10.43      $     10.59      $     10.20      $     10.15
                                                     ===========     ===========      ===========      ===========      ===========
TOTAL RETURN** ...................................          3.36%           3.05%            8.55%            8.32%            8.11%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s Omitted) ...........   $   574,156     $   552,311      $   553,494      $   384,837      $   299,650
Ratios of Expenses to Average Net Assets .........          0.55%           0.55%            0.55%            0.55%            0.55%
Ratios of Net Investment Income to Average Net
  Assets .........................................          4.02%           4.29%            5.14%            5.91%            6.98%
Portfolio Turnover Rate ..........................            67%             82%              78%             112%             463%

----------
*     Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

(1)   Amount represents less than $0.005 per share.

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                              FINANCIAL HIGHLIGHTS                            65

                                                                                  HIGH INCOME FUND
                                                    --------------------------------------------------------------------------------
                                                                                                                       INCEPTION(a)
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED          TO
(For a share outstanding throughout the year):       12/31/2004       12/31/2003       12/31/2002       12/31/2001      12/31/2000
                                                    ------------     ------------     ------------     ------------    ------------
NET ASSET VALUE,BEGINNING OF PERIOD .............    $     10.16      $      9.04     $      9.41      $      9.86     $    10.00
                                                     -----------      -----------     -----------      -----------     ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* ......................           0.74             0.72            0.71             0.84           0.14
    Net Realized and Unrealized Gain (Loss) .....           0.16             0.93           (0.44)           (0.51)         (0.14)
                                                     -----------      -----------     -----------      -----------     ----------
  TOTAL FROM INVESTMENT OPERATIONS ..............           0.90             1.65            0.27             0.33             --
                                                     -----------      -----------     -----------      -----------     ----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income ....          (0.66)           (0.53)          (0.64)           (0.78)         (0.14)
                                                     -----------      -----------     -----------      -----------     ----------
  TOTAL DISTRIBUTIONS ...........................          (0.66)           (0.53)          (0.64)           (0.78)         (0.14)
                                                     -----------      -----------     -----------      -----------     ----------
NET ASSET VALUE,END OF PERIOD ...................    $     10.40      $     10.16     $      9.04      $      9.41     $     9.86
                                                     ===========      ===========     ===========      ===========     ==========
TOTAL RETURN** ..................................           8.92%           18.46%           3.06%            3.45%         (0.03%)

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted) ........    $   118,318      $    88,240     $    25,850      $    17,496     $   10,373
Ratios of Expenses to Average Net Assets ........           0.76%            0.75%           0.76%            0.77%          0.81%+
Ratios of Net Investment Income to Average Net
  Assets ........................................           7.08%            7.29%           7.64%            8.41%          8.48%+
Portfolio Turnover Rate .........................             58%              45%             38%              34%             7%

                                                                                       BALANCED FUND
                                                    -------------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
(For a share outstanding throughout the year):       12/31/2004       12/31/2003       12/31/2002       12/31/2001      12/31/2000
                                                    ------------     ------------     ------------     ------------    ------------
NET ASSET VALUE,BEGINNING OF YEAR ................   $     18.04     $     15.85      $     18.42      $     20.45     $     20.44
                                                     -----------     -----------      -----------      -----------     -----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* .......................          0.43            0.45             0.53             0.58            0.68
    Net Realized and Unrealized Gain (Loss) ......          1.08            2.18            (2.58)           (1.23)           0.11
                                                     -----------     -----------      -----------      -----------     -----------
  TOTAL FROM INVESTMENT OPERATIONS ...............          1.51            2.63            (2.05)           (0.65)           0.79
                                                     -----------     -----------      -----------      -----------     -----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income .....         (0.44)          (0.44)           (0.52)           (0.57)          (0.67)
    Distributions from Net Realized Gains ........            --              --            (0.00)(1)        (0.81)          (0.11)
                                                     -----------     -----------      -----------      -----------     -----------
  TOTAL DISTRIBUTIONS ............................         (0.44)          (0.44)           (0.52)           (1.38)          (0.78)
                                                     -----------     -----------      -----------      -----------     -----------
NET ASSET VALUE,END OF YEAR ......................   $     19.11     $     18.04      $     15.85      $     18.42     $     20.45
                                                     ===========     ===========      ===========      ===========     ===========
TOTAL RETURN** ...................................          8.34%          16.82%          (11.13%)          (3.07%)          3.86%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s Omitted) ...........   $   785,856     $   712,180      $   592,243      $   679,548     $   668,364
Ratios of Expenses to Average Net Assets .........          0.70%           0.70%            0.70%            0.70%           0.70%
Ratios of Net Investment Income to Average Net ...
  Assets .........................................          2.34%           2.66%            3.12%            3.04%           3.27%
Portfolio Turnover Rate ..........................            38%             39%              50%              52%            194%

----------
(a)   Commenced operations October 31, 2000.

*     Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+     Annualized.

(1)   Amount represents less than ($0.005) per share.


                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2004

66                            FINANCIAL HIGHLIGHTS

                                                                                 GROWTH AND INCOME STOCK FUND
                                                    --------------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the year):       12/31/2004       12/31/2003       12/31/2002       12/31/2001       12/31/2000
                                                    ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,BEGINNING OF YEAR ...............   $     27.52      $     22.20      $    28.73       $     33.41      $     33.58
                                                    -----------      -----------      ----------       -----------      -----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* ......................          0.46             0.40            0.35              0.31             0.33
    Net Realized and Unrealized Gain (Loss) .....          2.95             5.31           (6.53)            (3.88)           (0.05)
                                                    -----------      -----------      ----------       -----------      -----------
  TOTAL FROM INVESTMENT OPERATIONS ..............          3.41             5.71           (6.18)            (3.57)            0.28
                                                    -----------      -----------      ----------       -----------      -----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income ....         (0.46)           (0.39)          (0.35)            (0.31)           (0.33)
    Distributions from Net Realized Gains .......            --               --              --             (0.79)           (0.12)
    Return of Capital ...........................            --               --              --             (0.01)              --
                                                    -----------      -----------      ----------       -----------      -----------
  TOTAL DISTRIBUTIONS ...........................         (0.46)           (0.39)          (0.35)            (1.11)           (0.45)
                                                    -----------      -----------      ----------       -----------      -----------
NET ASSET VALUE,END OF YEAR .....................   $     30.47      $     27.52      $    22.20       $     28.73      $     33.41
                                                    ===========      ===========      ==========       ===========      ===========
TOTAL RETURN** ..................................         12.43%           25.89%         (21.55%)          (10.71%)           0.82%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s Omitted) ..........   $ 1,205,082      $ 1,065,972      $  764,895       $ 1,031,655      $ 1,166,634
Ratios of Expenses to Average Net Assets ........          0.60%            0.60%           0.60%             0.60%            0.60%
Ratios of Net Investment Income to Average Net
  Assets ........................................          1.67%            1.69%           1.39%             1.05%            0.98%
Portfolio Turnover Rate .........................            15%              17%             18%               21%              21%

                                                                                 CAPITAL APPRECIATION STOCK FUND
                                                    --------------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the year):       12/31/2004       12/31/2003       12/31/2002       12/31/2001       12/31/2000
                                                    ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,BEGINNING OF YEAR ...............   $     18.19      $     14.15      $     20.70      $     26.39      $     25.59
                                                    -----------      -----------      -----------      -----------      -----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* ......................          0.15             0.07             0.04             0.02             0.02
    Net Realized and Unrealized Gain (Loss) .....          1.48             4.05            (6.54)           (2.37)            1.08
                                                    -----------      -----------      -----------      -----------      -----------
  TOTAL FROM INVESTMENT OPERATIONS ..............          1.63             4.12            (6.50)           (2.35)            1.10
                                                    -----------      -----------      -----------      -----------      -----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income ....         (0.14)           (0.08)           (0.04)           (0.02)           (0.02)
    Distributions from Net Realized Gains .......            --               --            (0.01)           (3.32)           (0.28)
                                                    -----------      -----------      -----------      -----------      -----------
  TOTAL DISTRIBUTIONS ...........................         (0.14)           (0.08)           (0.05)           (3.34)           (0.30)
                                                    -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE,END OF YEAR .....................   $     19.68      $     18.19      $     14.15      $     20.70      $     26.39
                                                    ===========      ===========      ===========      ===========      ===========
TOTAL RETURN** ..................................          8.94%           29.13%          (31.41%)          (9.11%)           4.28%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s Omitted) ..........   $   693,762      $   617,603      $   592,512      $   871,111      $   924,899
Ratios of Expenses to Average Net Assets ........          0.80%            0.80%            0.80%            0.80%            0.80%
Ratios of Net Investment Income to Average Net
  Assets ........................................          0.82%            0.47%            0.25%            0.10%            0.08%
Portfolio Turnover Rate .........................            26%              29%              27%              28%              27%

----------
*     Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                              FINANCIAL HIGHLIGHTS                            67

                                                                                 MID-CAP STOCK FUND
                                                    --------------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the year):       12/31/2004       12/31/2003       12/31/2002       12/31/2001       12/31/2000
                                                    ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,BEGINNING OF YEAR ...............   $     14.66      $     11.22      $     13.94      $     13.77      $     11.15
                                                    -----------      -----------      -----------      -----------      -----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* ......................          0.18             0.07             0.07             0.05             0.03
    Net Realized and Unrealized Gain (Loss) .....          2.14             3.43            (2.51)            1.39             2.62
                                                    -----------      -----------      -----------      -----------      -----------
  TOTAL FROM INVESTMENT OPERATIONS ..............          2.32             3.50            (2.44)            1.44             2.65
                                                    -----------      -----------      -----------      -----------      -----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income ....         (0.15)           (0.06)           (0.06)           (0.11)           (0.02)
    Distributions from Net Realized Gains .......         (0.25)              --            (0.22)           (1.16)           (0.01)
                                                    -----------      -----------      -----------      -----------      -----------
  TOTAL DISTRIBUTIONS ...........................         (0.40)           (0.06)           (0.28)           (1.27)           (0.03)
                                                    -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE,END OF YEAR .....................   $     16.58      $     14.66      $     11.22      $     13.94      $     13.77
                                                    ===========      ===========      ===========      ===========      ===========
TOTAL RETURN** ..................................         15.86%           31.21%          (17.41%)          11.16%           23.85%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Year (000s Omitted) ..........   $   218,060      $   158,698      $   102,589      $   105,414      $    64,737
Ratios of Expenses to Average Net Assets ........          1.00%            1.00%            1.01%            1.01%            1.01%
Ratios of Net Investment Income to Average Net
  Assets.........................................          1.20%            0.57%            0.54%            0.40%            0.24%
Portfolio Turnover Rate .........................            25%              22%              33%              42%              51%

                                                                                 MULTI-CAP GROWTH STOCK FUND
                                                    --------------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the year):       12/31/2004       12/31/2003       12/31/2002       12/31/2001       12/31/2000
                                                    ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,BEGINNING OF PERIOD ..............  $      6.20      $     4.67       $      6.24      $     9.04       $    10.00
                                                    -----------      ----------       -----------      ----------       ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* .......................         0.00(1)        (0.01)             0.00(1)      (0.00)1             0.01
    Net Realized and Unrealized Gain (Loss) ......         0.81            1.57             (1.57)          (2.79)           (0.96)
                                                    -----------      ----------       -----------      ----------       ----------
  TOTAL FROM INVESTMENT OPERATIONS ...............         0.81            1.56             (1.57)          (2.79)           (0.95)
                                                    -----------      ----------       -----------      ----------       ----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income .....       (0.00)(1)       (0.00)(1)         (0.00)(1)       (0.00)(1)         (0.01)
    Distributions from Net Realized Gains ........        (0.21)          (0.03)               --              --               --
    Return of Capital ............................           --              --                --           (0.01)              --
                                                    -----------      ----------       -----------      ----------       ----------
  TOTAL DISTRIBUTIONS ............................        (0.21)          (0.03)           (0.00)(1)        (0.01)           (0.01)
                                                    -----------      ----------       -----------      ----------       ----------
NET ASSET VALUE,END OF PERIOD ....................  $      6.80      $     6.20       $      4.67      $     6.24       $     9.04
                                                    ===========      ==========       ===========      ==========       ==========
TOTAL RETURN** ...................................        13.41%          33.41%           (25.21%)        (30.89%)          (9.52%)

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted) .........  $   336,673      $  268,929       $    75,503      $   13.923       $    9,897
Ratios of Expenses to Average Net Assets .........         0.85%           0.85%             0.86%           0.87%            0.91%+
Ratios of Net Investment Income to Average Net
  Assets .........................................         0.04%          (0.19%)            0.03%          (0.07%)           0.52%+
Portfolio Turnover Rate ..........................           77%            118%              157%            204%              47%

----------

(a)   Commenced operations October 31, 2000.

* Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+     Annualized.

(1)   Amount represents less than ($0.005) per share.

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31 ,2004

68                            FINANCIAL HIGHLIGHTS

                                                                                 GLOBAL SECURITIES FUND
                                                    --------------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the period):     12/31/2004       12/31/2003       12/31/2002       12/31/2001       12/31/2000
                                                    ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,BEGINNING OF PERIOD ..............  $      9.72      $      6.94      $     8.91       $     9.96       $    10.00
                                                    -----------      -----------      ----------       ----------       ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* .......................         0.06             0.05            0.04             0.04             0.03
    Net Realized and Unrealized Gain (Loss) ......         1.73             2.80           (1.98)           (1.06)           (0.04)
                                                    -----------      -----------      ----------       ----------       ----------
  TOTAL FROM INVESTMENT OPERATIONS ...............         1.79             2.85           (1.94)           (1.02)           (0.01)
                                                    -----------      -----------      ----------       ----------       ----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income .....        (0.02)           (0.07)          (0.03)           (0.03)           (0.03)
    Return of Capital ............................           --               --              --          (0.00)1               --
                                                    -----------      -----------      ----------       ----------       ----------
  TOTAL DISTRIBUTIONS ............................        (0.02)           (0.07)          (0.03)           (0.03)           (0.03)
                                                    -----------      -----------      ----------       ----------       ----------
NET ASSET VALUE,END OF PERIOD ....................  $     11.49      $      9.72      $     6.94       $     8.91       $     9.96
                                                    ===========      ===========      ==========       ==========       ==========
TOTAL RETURN** ...................................        18.42%           41.24%         (21.77%)         (10.32%)          (0.17%)

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted) .........  $    29,979      $    18,091      $   10,174       $   11,488       $   10,116
Ratios of Expenses to Average Net Assets .........         0.96%            0.96%           0.96%            0.97%            1.01%+
Ratios of Net Investment Income to Average Net
  Assets .........................................         0.60%            0.66%           0.55%            0.45%            1.57%+
Portfolio Turnover Rate ..........................           18%              35%             37%              38%               3%

                                                                                 INTERNATIONAL STOCK FUND
                                                    --------------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      INCEPTION(a)
(For a share outstanding throughout the period):     12/31/2004       12/31/2003       12/31/2002       12/31/2001           T0
                                                    ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,BEGINNING OF PERIOD ...............  $     9.54      $      7.19      $     7.89       $     9.73       $    10.00
                                                     ----------      -----------      ----------       ----------       ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income* ........................        0.12             0.11            0.09             0.07             0.01
    Net Realized and Unrealized Gain (Loss) .......        1.84             2.30           (0.72)           (1.86)           (0.27)
                                                     ----------      -----------      ----------       ----------       ----------
  TOTAL FROM INVESTMENT OPERATIONS ................        1.96             2.41           (0.63)           (1.79)           (0.26)
                                                     ----------      -----------      ----------       ----------       ----------
  DISTRIBUTIONS:
    Distributions from Net Investment Income ......       (0.14)           (0.05)          (0.07)           (0.01)           (0.01)
    Return of Capital .............................          --            (0.01)             --            (0.04)              --
                                                     ----------      -----------      ----------       ----------       ----------
  TOTAL DISTRIBUTIONS .............................       (0.14)           (0.06)          (0.07)           (0.05)           (0.01)
                                                     ----------      -----------      ----------       ----------       ----------
NET ASSET VALUE,END OF PERIOD .....................  $    11.36      $      9.54      $     7.19       $     7.89       $     9.73
                                                     ==========      ===========      ==========       ==========       ==========
TOTAL RETURN** ....................................       20.48%           33.61%          (7.98%)         (18.46%)          (2.58%)

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted) ..........  $   78,477      $    56,606      $   19,959       $   18,977       $   19,828
Ratios of Expenses to Average Net Assets ..........        1.21%            1.21%           1.21%            1.22%            1.26%+
Ratios of Net Investment Income to Average Net
  Assets ..........................................        1.16%            1.38%           1.15%            0.78%            0.54%+
Portfolio Turnover Rate ...........................          46%              33%             38%              47%               3%

----------
(a)   Commenced operations October 31, 2000.

*     Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+     Annualized.

(1)   Amount represents less than ($0.005) per share.

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                          NOTES TO FINANCIAL STATMENTS                        69

(1)   DESCRIPTION OF THE FUND

      The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the Trustees have authorized the issuance of two classes of shares of the funds designated as Class Z and Class C. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). All outstanding Class Z Shares are held by CUNA Mutual Life. Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that:
      Class C Shares may be subject to a distribution fee (note 3); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"), an affiliated company. The Investment Advisor has entered into subadvisory agreements with certain subadvisors ("Subadvisors") for the management of the investments in the High Income Fund, Multi-Cap Growth Stock Fund, Global Securities Fund, International Stock Fund and a portion of the Mid-Cap Stock Fund. As of December 31, 2004, no Class C Shares have been issued.

(2)   SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

      Portfolio Valuation

      Securities and other investments are valued as follows: Equity securities listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and
      (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Fund or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis.

      Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Fund's Securities Valuation Committee shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

      The value of all assets and liabilities denominated in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard
      Time) Reuters spot rate.

      All other securities for which either quotations are not readily available, no other sales have occurred, or do not in the Investment Advisor's opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Advisor and under the general supervision of the Board of Trustees.

ANNUAL REPORT DECEMBER 31, 2004

70                 NOTES TO FINANCIAL STATMENTS (CONTINUED)

      A fund's investments will be valued at fair value if in the judgment of the Investment Advisor an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Security and Valuation Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close: ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

      Security Transactions and Investment Income

      Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method which is the same method used for federal income tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion is recorded on the effective yield method.

      Federal Income Taxes

      It is each fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

      Expenses

      Expenses that are directly related to one fund are charged directly to that fund. Generally, other operating expenses are prorated to the funds on the basis of relative net assets. Class specific expenses are borne by that class.

      Repurchase Agreements

      Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

      The Fund has established procedures providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian and that the collateral must be marked to market daily to ensure that the repurchase agreements are fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, subnormal levels of income, declines in value of the underlying securities, lack of access to income during this period and the additional costs related to enforcing it rights.

      Foreign Currency Transactions

      The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange on the date of such transactions.

      The funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

      The funds do not isolate the portion of gains and losses on investments in equity securities that are due to changes in the foreign exchange rates from that which are due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                   71

      Forward Foreign Currency Exchange Contracts

      The High Income, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the funds' Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds' net assets, reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. At December 31, 2004, only the High Income Fund had open forward foreign currency exchange contracts, which are presented in the fund's Portfolio of Investments.

      If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

      Futures Contracts

      The funds (other than Money Market) may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

      Delayed Delivery Securities

      Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended December 31, 2004, the High Income Fund entered into such transactions, the market value of which is identified in the fund's Portfolio of Investments.

      Reclassification Adjustments

      Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts.

(3)   ADVISORY AND TRUSTEE ARRANGEMENTS

      The Fund has entered into a Management Agreement with the Investment Advisor, whereby the Investment Advisor provides or has arranged to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the funds. For such services, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: .45% for Money Market, .55% for Bond, .75% for High Income, .70% for Balanced, .60% for Growth and Income Stock, .80% for Capital Appreciation Stock, 1.00% for Mid-Cap Stock, .85% for Multi-Cap Growth Stock, .95% for Global Securities and 1.20% for International Stock.

ANNUAL REPORT DECEMBER 31, 2004

72                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      In addition to the Management fee, the Fund is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees.

      The Investment Advisor is solely responsible for the payment of all fees to the subadvisors. The subadvisors for the Fund are Massachusetts Financial Services ("MFS") for the High Income Fund, Wellington Management Company LLP for a portion of the Mid-Cap Stock Fund and the entire Multi-Cap Growth Stock Fund, Oppenheimer Funds, Inc. for the Global Securities Fund and Lazard Asset Management for the International Stock Fund.

      In December 2004, the Investment Advisor notified MFS that it was terminating MFS as the subadvisor of the High Income Fund effective February 28, 2005. Subsequent to December 31, 2004, the Investment Advisor reached an agreement with Shenkman Capital Management, Inc. to subadvise the High Income Fund effective February 28, 2005. The Board of Trustees approved the subadvisory contract at its February 22, 2005 meeting.

      Certain officers and trustees of the Fund are also officers of the Investment Advisor. The Fund does not compensate its officers or affiliated trustees. Unaffiliated trustees receive from the Fund an attendance fee for each Board or committee meeting attended, with additional remuneration paid to the "lead" trustee and audit committee chair.

      Distribution Plan

      All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered brokerdealers authorized by CBSI. Class C Shares, if issued, may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis. There were no 12b-1 fees paid for the year ended December 31, 2004.

(4)   DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

      With respect to the Money Market Fund, dividends from net investment income and net realized gains are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. The Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and the International Stock Funds declare and reinvest dividends from net investment income annually in additional full and fractional shares of the respective funds. Distributions from net realized gains from investment transactions, if any, are distributed and reinvested at least annually.

      Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

(5)   SECURITIES TRANSACTIONS

      For the year ended December 31, 2004, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:


                             U.S. GOVERNMENT SECURITIES    OTHER INVESTMENT SECURITIES
                             --------------------------    ---------------------------
                              PURCHASES         SALES       PURCHASES         SALES
                              ---------         -----       ---------         -----
Bond                         $289,151,807   $294,800,045   $ 78,007,137   $ 65,211,214
High Income                       707,017        652,793     76,310,052     52,494,690
Balanced                      169,999,185    185,505,858    124,624,572     84,695,167
Growth and Income Stock                --             --    186,277,459    164,264,086
Capital Appreciation Stock             --             --    190,779,713    165,706,150
Mid-Cap Stock                          --             --     77,456,702     45,238,693
Multi-Cap Growth Stock                 --             --    246,829,805    222,309,877
Global Securities                      --             --     11,033,078      4,014,787
International Stock                    --             --     38,923,108     29,970,904

                                                 ANNUAL REPORT DECEMBER 31, 2004

                  Notes to Financial STATEMENTS (continued)                   73

(6)   FOREIGN SECURITIES

      Each fund may invest in foreign securities. Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include ADRs, EDRs, GDRs, SDRs and foreign money market securities.

(7)   RESTRICTED SECURITIES

      Each fund may invest in restriced securities. A restricted security is one that is originally issued in a private placement rather than a public offering and has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933. If and when such securities are registered, the costs of registering such securities are paid by the issuer. For the year ended December 31, 2004, only the Global Securities Fund held a restricted security which is presented in the fund's Portfolio of Investments. The acquisition date, the enforceable right to acquire the security, along with the original cost and fair market value of the restricted security is as follows:

                     ACQUISITION    RIGHT TO    ACQUISITION              VALUE AS A %
SECURITY NAME           DATE      ACQUIRE DATE     COST      FAIR VALUE  OF NET ASSETS
-------------        -----------  ------------  -----------  ----------  -------------
Nektar Therapeutics    3/25/04       3/25/04      $23,299      $35,655       0.12%

(8)   SECURITIES LENDING

      The funds, excluding the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities loaned, which is determined on a daily basis. At December 31, 2004, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of all collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statements of Assets and Liabilities.

      Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at December 31, 2004 is as follows:

                            VALUE OF SECURITIES ON LOAN
                            ---------------------------
Bond                               $100,501,510
High Income                          25,039,060
Balanced                             88,456,509
Growth and Income Stock              29,960,477
Capital Appreciation Stock            9,366,433
Mid-Cap Stock                        17,154,700
Multi-Cap Growth Stock               21,001,226
Global Securities                       621,577

      The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

ANNUAL REPORT DECEMBER 31, 2004

74                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(9)   TAX INFORMATION

      The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                   ORDINARY INCOME         LONG-TERM CAPITAL GAINS     RETURN OF CAPITAL
                                   ---------------         -----------------------     -----------------
                                 2004          2003           2004          2003       2004          2003
                                 ----          ----           ----          ----       ----          ----
Money Market                 $ 1,221, 371  $ 1,223,924      $     --     $      --   $     --      $     --
Bond                           22,943,666   25,129,017            --            --         --            --
High Income                     7,039,140    3,458,320            --            --         --            --
Balanced                       17,712,402   16,928,073            --            --         --            --
Growth and Income Stock        18,038,982   14,295,267            --            --         --            --
Capital Appreciation Stock      4,762,955    2,924,425            --            --         --            --
Mid-Cap Stock                   1,964,713      646,523     3,150,100            --         --            --
Multi-Cap Growth Stock          2,802,726        1,399     7,298,167     1,140,200         --            --
Global Securities                  60,400      130,406            --            --         --            --
International Stock               935,800      197,210            --            --         --        16,790

As of December 31, 2004, the components of disributable earnings on a tax basis were as follows:

                             ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                             ---------------   -----------------------
Money Market                  $        -          $         --
Bond                             790,781                    --
High Income                       96,568                    --
Balanced                         599,881                    --
Growth and Income Stock          548,037                    --
Capital Appreciation Stock       522,853                    --
Mid-Cap Stock                    209,629             1,066,265
Multi-Cap Growth Stock            50,586            12,218,794
Global Securities                 76,416                    --
International Stock              106,222                54,322

For federal income taxes purposes, the funds li sted below have capital loss carryovers as of December 31, 2004, which are available to offset future capital gains, if any:

                              CARRYOVER      CARRYOVER   CARRYOVER    CARRYOVER     CARRYOVER     CARRYOVER
                              ---------      ---------   ---------    ---------     ---------     ---------
                              EXPIRING       EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING
                              --------       --------    --------     --------      --------      --------
                               IN 2007        IN 2008     IN 2009     IN 2010       IN 2011       IN 2012
                               -------        -------     -------     -------       -------       -------
Bond                         $   235,991   $ 7,557,224   $    --     $ 1,857,702   $   104,606   $ 1,560,242
High Income                           --            --        --         127,582            --            --
Balanced                              --            --        --      21,278,107    16,833,887            --
Growth & Income Stock                 --            --        --      24,906,870    24,200,773       918,038
Capital Appreciation Stock            --            --        --      79,527,803    58,744,910            --
Global Securities                     --            --        --         784,918            --            --

After October 31, 2004, the following funds had currency losses in the following amounts:

                       POST-OCTOBER CURRENCY LOSSES
                       ----------------------------
High Income                    $   87,498
International Stock                11,272

For income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                 Notes to Financial STATEMENTS (continued)                    75


      At December 31, 2004, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

                             APPRECIATION   DEPRECIATION        NET
                             ------------   ------------   ------------
Bond                         $ 10,815,675   $  2,690,780   $  8,124,895
High Income                     5,446,586        385,260      5,061,326
Balanced                      131,924,131     17,534,303    114,389,828
Growth and Income Stock       257,565,907     30,309,968    227,255,939
Capital Appreciation Stock    144,942,950     26,099,077    118,843,873
Mid-Cap Stock                  49,560,748      5,615,077     43,945,671
Multi-Cap Growth Stock         63,840,475      4,724,064     59,116,411
Global Securities               6,255,230        296,485      5,958,745
International Stock            16,944,412        425,612     16,518,800

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

(10)  CONCENTRATION OF RISK

      Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Multi-Cap Growth Stock Fund, International Stock Fund, and the Global Securities Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

      Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes on economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

      The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

ANNUAL REPORT DECEMBER 31, 2004

  76           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      To the Shareholders and Board of Trustees of Ultra Series Fund:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Ultra Series Fund, including Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund, and International Stock Fund (collectively, the "Funds"), as of December 31, 2004, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for the periods ended prior to December 31, 2004 were audited by other auditors whose report, dated February 13, 2004, expressed an unqualified opinion on those statements and highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2004, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

      DELOITTE & TOUCHE LLP

      Chicago, Illinois
      February 23, 2005

                                                 ANNUAL REPORT DECEMBER 31, 2004

                          OTHER INFORMATION(UNAUDITED)                    77

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you incur two types of costs: transaction costs and ongoing costs, which include management fees; disinterested trustees fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                           ACTUAL              HYPOTHETICAL
                                                    --------------------       ------------
                                                                EXPENSES                EXPENSES
                             BEGINNING    ANNUAL    ENDING       PAID       ENDING       PAID
                              ACCOUNT    EXPENSE    ACCOUNT      DURING     ACCOUNT     DURING
FUND                           VALUE      RATIO      VALUE       PERIOD*     VALUE      PERIOD*
----                           -----      -----      -----       -------     -----      -------
Money Market                 $ 1,000       0.45%   $ 1,006.00   $   2.27   $1,022.87   $    2.29
Bond                           1,000       0.55      1,037.10       2.82    1,022.37        2.80
High Income                    1,000       0.76      1,087.00       3.99    1,021.32        3.86
Balanced                       1,000       0.70      1,064.20       3.63    1,021.62        3.56
Growth and Income Stock        1,000       0.60      1,095.00       3.16    1,022.12        3.05
Capital Appreciation Stock     1,000       0.80      1,065.30       4.15    1,021.11        4.06
Mid-Cap Stock                  1,000       1.00      1,083.20       5.24    1,020.11        5.08
Multi-Cap Growth               1,000       0.85      1,035.20       4.35    1,020.86        4.32
Global Securities              1,000       0.97      1,146.00       5.23    1,020.26        4.93
International Stock            1,000       1.21      1,171.80       6.61    1,019.05        6.14

*Expenses are equal to the fund' s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (184) divided by 366 to reflect the one-half year period.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY SEPARATE ACCOUNT FEES, CHARGES, OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FUNDS. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT DECEMBER 31, 2004

  78                        OTHER INFORMATION(UNAUDITED)(CONTINUED)



AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES. A description of the policies and procedures used by Ultra Series Fund to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500.

PROXY VOTING RECORDS. Form N-PX, containing the proxy voting records for the Funds for the twelve-month period ended June 30, 2004 are available to shareholders at no cost on the SEC's website at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 8, 2004, PricewaterhouseCoopers LLP resigned as independent registered public accountants for the Ultra Series Fund. The Fund's Board of Trustees, upon the recommendation of the audit committee, appointed Deloitte & Touche LLP as the independent registered public accounting firm for the Fund on August 26, 2004, for the 2004 fiscal year. The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for either of the fiscal years ended December 31, 2003 and December 31, 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund's fiscal years ended December 31, 2003 and December 31, 2002, and during the period from December 31, 2003 through June 8, 2004 there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

                                                 ANNUAL REPORT DECEMBER 31, 2004

                               TRUSTEES AND OFFICERS                        79

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS     OTHER
                                   POSITION(s)                                                          OVERSEEN     OUTSIDE
     NAME,ADDRESS AND               HELD WITH    LENGTH OF             PRINCIPAL OCCUPATION             IN FUND     DIRECTOR-
      YEAR OF BIRTH                 THE FUND     SERVICE(1)           DURING PAST FIVE YEARS           COMPLEX(2)     SHIPS
     ---------------               -----------   ----------           ----------------------           ----------   ---------
Michael S. Daubs, CFA(3)(4)        Trustee and   1997  -      CUNA Mutual Insurance Society                19           --
5910 Mineral Point Road            Chairman      Present      Chief Officer - Investments,
Madison, WI 53705                  President     1984  -      1990 - Present
Year of Birth: 1943                              Present      MEMBERS Capital Advisors, Inc.
                                                              President,
                                                              1982 - Present

                                                              CUNA Mutual Life Insurance Company
                                                              Chief Officer - Investments,
                                                              1973 - Present

Lawrence R. Halverson, CFA(3)(4)   Trustee       1997  -      MEMBERS Capital Advisors, Inc.               19           --
5910 Mineral Point Road                          Present      Senior Vice President - Equities,
Madison, WI 53705                  Vice          1988  -      1996 - Present
Year of Birth: 1945                President     Present

Mary E. Hoffmann, CPA(3)           Treasurer     1999  -      MEMBERS Capital Advisors, Inc.               19           --
5910 Mineral Point Road                          Present      Assistant Vice President - Finance and
Madison, WI 53705                                             Operations,
Year of Birth: 1970                                           2001 - Present
                                                              Product Operations and Finance
                                                              Manager,
                                                              1998 - 2001

Holly S. Baggot(3)                 Secretary     2003  -      MEMBERS Capital Advisors, Inc.               19           --
5910 Mineral Point Road            and           Present      Senior Manager - Product and Fund
Madison, WI 53705                  Assistant                  Operations, 2001 - Present
Year of Birth: 1960                Treasurer
                                                              Operations & Administration Manager,
                                                              1998 - 2001

Dan Owens(3)                       Assistant     2001  -      MEMBERS Capital Advisors, Inc.               19           --
5910 Mineral Point Road            Treasurer     Present      Senior Manager - Portfolio Operations,
Madison, WI 53705                                             2001 - Present
Year of Birth: 1966
                                                              Investment Operations Manager,
                                                              1999 - 2001

(1) At its August 2003 meeting, the Board of Trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.

(2) The Fund Complex consists of the Trust, with 10 portfolios, and MEMBERS Mutual Funds, with 9 portfolios.

(3) "Interested person" as defined in the 1940 Act.

(4) Considered an "interested" trustee because of the position held with the investment advisor of the Trust.

ANNUAL REPORT DECEMBER 31, 2004

  80                         Trustees and Offers(continued)

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS    OTHER
                                   POSITION(s)                                                          OVERSEEN     OUTSIDE
NAME,ADDRESS AND                    HELD WITH    LENGTH OF            PRINCIPAL OCCUPATION              IN FUND     DIRECTOR-
YEAR OF BIRTH                       THE FUND     SERVICE(1)          DURING PAST FIVE YEARS            COMPLEX(2)    SHIPS
----------------                   -----------   ----------          ----------------------            ----------   ---------
Rolf F. Bjelland, CLU              Trustee       2003  -      Fairview Medical Foundation                 19        Regis
2000 Heritage Way                                Present      Director, 2003 - Present                              Corp.,
Waverly, IA 50677                                                                                                   Director,
Year of Birth: 1938                                           A.L.S. Society                                        1982  -
                                                              Board Member, 2002 - Present                          Present

                                                              Viking Counsel Boy Scouts of America
                                                              Director, 1967 - Present

                                                              Lutheran Brotherhood Mutual Funds
                                                              Chairman and President
                                                              Lutheran Brotherhood
                                                              Chief Investment Officer,
                                                              Chairman and President
                                                              (now Thrivent Financial)
                                                              1983 - 2002

Gwendolyn M. Boeke                 Trustee       1988  -      Wartburg Theological Seminary               19       --
2000 Heritage Way                                Present      Development Association,
Waverly, IA 50677                                             Development Associate,
Year of Birth: 1934                                           1997 - 2003

                                                              Evangelical Lutheran Church in America
                                                              Foundation
                                                              Regional Director, 1990 - 2000

                                                              Wartburg College
                                                              Director, 1986 - 2001

Alfred L. Disrud                   Trustee       1987  -      Planned Giving Services                     19       --
2000 Heritage Way                                Present      Owner,
Waverly, IA 50677                                             1986 - Present
Year of Birth: 1921

Richard E. Struthers               Trustee       2004  -      Clearwater Capital Management               19       --
2000 Heritage Way                                Present      Chairman and Chief Executive Officer,
Waverly, IA 50677                                             1998 - Present
Year of Birth: 1952

(1) At its August 2003 meeting, the Board of Trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.

(2) The Fund Complex consists of the Trust, with 10 portfolios, and MEMBERS Mutual Funds, with 9 portfolios.

ADDITIONAL INFORMATION ABOUT FUND DIRECTORS. The Statement of Additional Information (SAI) which includes additional information about the Fund's directors is available to shareholders at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500.

                                                 ANNUAL REPORT DECEMBER 31, 2004

ITEM 2.  CODE OF ETHICS.

As of the period ended December 31, 2004, Ultra Series Fund (also referred to herein as the "Registrant," or the "Trust") has adopted a code of ethics ("Code") that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Rolf F. Bjelland, who is an "independent" trustee for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

      For the fiscal year ended December 31, 2004, the aggregate fees for professional services rendered by Deloitte & Touche LLP ("Deloitte & Touche"), the Trust's independent registered public accounting firm, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements totaled $105,000.

      For the fiscal year ended December 31, 2003, the aggregate fees for professional services rendered by PricewaterhouseCoopers LLP ("PwC"), the Trust's independent registered public accounting firm, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements for such fiscal years, totaled $94,055, respectively.

(b)   Audit Related Fees

      For the fiscal year ended December 31, 2004 and December 31, 2003, there were no fees billed for professional services rendered by Deloitte & Touche and PwC for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above.

(c)   Tax Fees

      For the fiscal year ended December 31, 2004, the aggregate fees to be billed for professional services rendered by Deloitte and Touche for tax compliance, tax advice and tax planning totals $2,400, 100% of which was pre-approved by the Audit Committee.

      For the fiscal year ended October 31, 2003, the aggregate fees for professional services rendered by PwC for tax compliance, tax advice and tax planning, totaled $6,500, 100% of which were pre-approved by the Audit Committee.

      Included in the scope of services comprising the fees disclosed under this
      Item 4(c) were the following services: review excise tax calculations and related distributions for the International Stock, High Income, Global Securities, and Multi-Cap Growth Stock Funds.

(d)   All Other Fees

      For the fiscal year ended December 31, 2004 and December 31, 2003, there were no fees billed for professional services rendered by Deloitte & Touche and PwC for products and services other than those reported in subparagraphs (a) through (c) of this Item 4.

(e)(1) Pursuant to Rule 2-01(a)(c)(7) of Regulation S-X, the Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. A copy of such pre-approval policies and procedures is attached hereto as Appendix A.

(e)(2) The Audit Committee has approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through
      (d).

(f)   Not applicable.

(g) During the Trust's fiscal year ended December 31, 2004 and December 31, 2003, there were no non-audit fees billed by Deloitte & Touche and PwC, respectively, for services rendered to the Trust, MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte & Touche's independence.

ITEMS 5.

The Registrant's board of trustees has determined that the Registrant has a separately-designated standing audit committee. The names of the audit committee are Rolf F. Bjelland, Gwendolyn M. Boeke, Alfred L. Disrud, and Richard Struthers.

ITEMS 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes for the fiscal year ended December 31, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) Each of the Trust's President and Treasurer has concluded, upon conducting an evaluation of the Trust's disclosure controls and procedures ("DCPs"), as such term is defined in Rule 30a-2(c) under the Act, which such evaluation was made as of a date (the "Evaluation Date") within 90 days of the filing of this Report on Form N-CSR, that the Trust's DCPs are sufficiently effective as of the Evaluation Date so as to ensure that material information relating to the Trust is made known to us by others within the Trust, particularly during the period in which this report on Form N-CSR was prepared.

      (b) There have been no significant changes in the Trust's internal controls or in other factors that could significantly affect those controls subsequent to the Evaluation Date. In addition, there have been no corrective actions undertaken with respect to the Trust with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

      (a) Not applicable.

      (b) Certifications of the President and Treasurer of the registrant.

                                  EXHIBIT INDEX

Exhibit 99 - Code of Ethics

Exhibit 99.Cert - Certification of Michael S. Daubs, President, Ultra Series
                  Fund

Exhibit 99.Cert - Certification of Mary E. Hoffmann, Treasurer, Ultra Series
                  Fund

Exhibit 99.906 Cert - Form of Section 906 Certification

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRA SERIES FUND

   BY: /s/Michael S. Daubs
       -------------------
       Michael S. Daubs
       President

Date: February 24, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY: /s/Michael S. Daubs
    -------------------

    Michael S. Daubs
    President, Ultra Series Fund

Date: February 24, 2005

BY: /s/Mary E. Hoffmann
    -------------------
    Mary E. Hoffmann
    Treasurer, Ultra Series Fund

DATE: February 24, 2005